AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 19, 2003
------------------------------------------------------------------------------

                                                         FILE NOS. 333-72017
                                                                   811-09227

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 16 /X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                              AMENDMENT NO. 43 /X/

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                         ALLSTATE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
            (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                     ANGELA M. KING, ESQUIRE
FOLEY & LARDNER                              ALLSTATE LIFE INSURANCE COMPANY
3000 K STREET, N.W.                          3100 SANDERS ROAD
SUITE 500                                    SUITE J5B
WASHINGTON, D.C. 20007                       NORTHBROOK, IL 60062

Approximate date of proposed public offering:  Continuous

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on (date) pursuant to paragraph (b) of Rule 485
/X/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Allstate Life Insurance Company Separate Account A under deferred variable annuity contracts.


                                EXPLANATORY NOTE

Registrant is filing this post-effective amendment ("Amendment") for the purpose of adding the TrueReturnSM Accumulation Benefit Option ("new Option") to the Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred deferred variable annuity contracts ("Contracts") described in the currently effective prospectus and statement of additional information for the Contracts, each dated May 1, 2003, included in the registration statement. The new Option will be offered to new and existing Contract Owners. The Amendment is not intended to amend or delete any part of the Registration Statement, except as specifically noted herein.

                         Allstate Life Insurance Company
               Allstate Life Insurance Company Separate Account A

                       Supplement, dated November 1, 2003
                                     to the
                      Prospectus dated May 1, 2003 for the
 Allstate Advisor Variable Annuities (Advisor, Advisor Plus, Advisor Preferred)


This supplement describes the TrueReturnSM Accumulation Benefit Option now available with the Allstate Advisor, Allstate Advisor Plus, and Allstate Advisor Preferred variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Your prospectus is amended as follows:


Page 2: Add the following to the Table of Contents after "Appendix G":

                                                                   Page
Appendix H-Withdrawal Adjustment Example-Accumulation Benefit        __


Page 3:  Add the following to the list of "Important Terms":

                                                                   Page
AB Factor                                                            __
Accumulation Benefit                                                 __
Benefit Base                                                         __
Guarantee Option                                                     __
Rider Anniversary                                                    __
Rider Maturity Date                                                  __
Rider Period                                                         __
Rider Trade-In Option                                                __
TrueReturnSM Accumulation Benefit Option                             __


Page 6: Add the following bullet after the fifth bullet under the subheading "All Contracts" under the heading "Expenses":

o If you select the TrueReturnSM Accumulation Benefit Option you would pay an additional annual fee ("Rider Fee") of 0.50% (up to 1.25% for Options added in the future) of the Benefit Base in effect on each Contract anniversary ("Contract Anniversary") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee Option.


Page 11: Add the following table after the second table under the subheading "Variable Account Annual Expenses":

TrueReturnSM Accumulation Benefit Option Fee
(annual rate as a percentage of Benefit Base on a Contract Anniversary)

---------------------------------------------- -----------------------
  TrueReturnSM Accumulation Benefit Option             0.50%*
---------------------------------------------- -----------------------

*Up to 1.25% for Options added in the future. See "TrueReturnSM Accumulation Benefit Option" for details.


Page 21: Add the following section after the last paragraph under the subheading "ACCUMULATION UNIT VALUE" under the heading "Contract Value":

TRUERETURNSM ACCUMULATION BENEFIT OPTION
We offer the TrueReturnSM Accumulation Benefit Option ("TrueReturn Option"), which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "Rider Maturity Date." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract or may be added later, subject to availability and issue requirements. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may not have both a TrueReturn Option and a Retirement Income Guarantee Option in effect on your Contract at the same time. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by:

o        notifying us in writing in a form satisfactory to us; or
o changing your investment allocations or making other changes so that that the allocation of investment alternatives no longer adheres to the investment requirements for the TrueReturn Option. For more information regarding investment requirements for this Option, see the "Investment Restrictions" section below.

The "Rider Anniversary" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "Rider Period" begins on the Rider Date and ends on the Rider Maturity Date. The "Rider Date" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. We currently offer two "Guarantee Options," Guarantee Option 1 and Guarantee Option 2. The Guarantee Option you select has specific investment requirements, which are described in the "Investment Restrictions" section below. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.


Accumulation Benefit.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the money market Variable Sub-Account. You may transfer the excess amount out of the money market Variable Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "Accumulation Benefit" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.


-------------------------------------------------------------------------------
                                   AB Factors

-------------------------------------------------------------------------------
-------------------------- ---------------------------- -----------------------
      Rider Period             Guarantee Option 1          Guarantee Option 2
    (number of years)
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
            8                        100.0%                        NA
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
            9                        112.5%                        NA
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           10                        125.0%                      100.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           11                        137.5%                      110.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           12                        150.0%                      120.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           13                        162.5%                      130.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           14                        175.0%                      140.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           15                        187.5%                      150.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           16                        200.0%                      160.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           17                        212.5%                      170.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           18                        225.0%                      180.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           19                        237.5%                      190.0%
-------------------------- ---------------------------- -----------------------
-------------------------- ---------------------------- -----------------------
           20                        250.0%                      200.0%
-------------------------- ---------------------------- -----------------------


The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

    Example 1: Guarantee Option 1

         Guarantee Option:                                    1
         Rider Period:                                        15
         AB Factor:                                           187.5%
         Rider Date:                                          1/1/04
         Rider Maturity Date:                                 1/1/19
         Benefit Base on Rider Date:                          $50,000
         Benefit Base on Rider Maturity Date:                 $50,000

         On the Rider Maturity Date (1/1/19):

         Accumulation Benefit = Benefit Base on Rider Maturity Date * AB Factor
                                   = $50,000 * 187.5%
                                   = $93,750

   Example 2: Guarantee Option 2

         Guarantee Option:                                    2
         Rider Period:                                        15
         AB Factor:                                           150.0%
         Rider Date:                                          1/1/04
         Rider Maturity Date:                                 1/1/19
         Benefit Base on Rider Date:                          $50,000
         Benefit Base on Rider Maturity Date:                 $50,000

         On the Rider Maturity Date (1/1/19):

         Accumulation Benefit = Benefit Base on Rider Maturity Date * AB Factor
                                   = $50,000 * 150.0%
                                   = $75,000

Guarantee Option 1 requires you to maintain a more conservative investment allocation, but offers a higher AB Factor. Guarantee Option 2 requires you to maintain a more moderate investment allocation, but offers a lower AB Factor. See "Investment Requirements" below for more information.


Benefit Base.
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

o    The  Benefit  Base will be  increased  by  purchase  payments  (and  Credit
     Enhancements for Allstate Advisor Plus Contracts) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. Therefore, if you plan to make purchase payments after the first Contract Anniversary following the Rider Date, you should consider carefully whether this Option is appropriate for your needs.

o The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
     (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;
(b) = the Contract Value immediately prior to the withdrawal; and (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix H for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.


Investment Requirements.
If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the Guarantee Option you select, and are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change, except for changes made due to a change in Variable Sub-Accounts available under the Contract.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to a model portfolio option ("Model Portfolio Option") available with the Guarantee Option you selected, as defined below; or
(2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or
(3)      to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

We currently offer several Model Portfolio Options with each of the available Guarantee Options. On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may not change the Model Portfolio Option.

The following table summarizes the Model Portfolio Options available for use with each Guarantee Period under the TrueReturn Option:

----------------------------------------------------- ----------------------------------------------------
                 Guarantee Option 1                                   Guarantee Option 2
----------------------------------------------------- ----------------------------------------------------
----------------------------------------------------- ----------------------------------------------------
o        Model Portfolio Option 1                     o        Model Portfolio Option 2
o        TrueBalance Conservative Model Portfolio     o        TrueBalance Moderate Model Portfolio
         Option                                                Option
o        TrueBalance Moderately Conservative Model    o        TrueBalance Moderately Aggressive Model
         Portfolio Option                                      Portfolio Option
----------------------------------------------------- ----------------------------------------------------


You may not allocate any of your Contract Value to the Standard Fixed Account
Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for Allstate Advisor Plus
Contracts) to the DCA Fixed Account Option on the Rider Date, provided the DCA
Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor
Plus Contracts) made to your Contract will be allocated to the Variable
Sub-Accounts according to the percentage allocations for the Model Portfolio
Option you selected, unless you request that the purchase payment (and Credit
Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed
Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $500 or more. Any withdrawals you request will reduce each of the investment alternatives on a pro rata basis in the proportion that your value in each bears to your total value in all Variable Sub-Accounts, unless you request otherwise.

Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-Account and return it to the percentage allocations for your Model Portfolio Option. If you selected Model Portfolio Option 1 or 2, we will use the percentage allocations as of your most recent instructions.


Model Portfolio Options 1 and 2.
If you choose Model Portfolio Option 1 under Guarantee Option 1 or Model
Portfolio Option 2 under Guarantee Option 2, you must allocate a certain percentage of your Contract Value into each of four asset categories. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category.
However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model
Portfolio Options 1 and 2 and Variable Sub-Accounts available under each category:

----------------------------------------------------- ----------------------------------------------------
                 Model Portfolio Option 1                            Model Portfolio Option 2
----------------------------------------------------- ----------------------------------------------------
----------------------------------------------------- ----------------------------------------------------
                       20% Category A                                        10% Category A
                       50% Category B                                        20% Category B
                       30% Category C                                        50% Category C
                        0% Category D                                        20% Category D
----------------------------------------------------- ----------------------------------------------------
----------------------------------------------------- ----------------------------------------------------
Category A                                            Category D
Putnam VT Money Market                                Franklin Small Cap Value Securities
                                                      LSA Aggressive Growth
Category B                                            LSA Equity Growth
Oppenheimer High Income                               Oppenheimer Aggressive Growth
Oppenheimer Strategic Bond                            Oppenheimer Capital Appreciation
Putnam VT High Yield                                  Oppenheimer Global Securities
Putnam VT Income                                      Oppenheimer Main Street Small Cap
Van Kampen UIF Emerging Markets Debt                  Putnam VT Health Sciences
Van Kampen UIF U.S. Real Estate                       Putnam VT International Equity
                                                      Putnam VT Investors
Category C                                            Putnam VT New Opportunities
Franklin Growth and Income Securities                 Putnam VT Vista
LSA Mid Cap Value                                     Putnam VT Voyager
Mutual Shares Securities                              Templeton Developing Markets Securities
Oppenheimer Main Street                               Templeton Foreign Securities
Oppenheimer Multiple Strategies                       Van Kampen LIT Emerging Growth
Putnam VT Global Asset Allocation                     Van Kampen UIF Small Company Growth
Putnam VT Growth and Income
Putnam VT New Value
Putnam VT Research
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income
Van Kampen LIT Growth & Income
----------------------------------------------------- ----------------------------------------------------


TrueBalanceSM Model Portfolio Options.
If you choose one of the TrueBalanceSM Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. The TrueBalance Model Portfolio Options will be reviewed and analyzed annually by Standard & Poor's Investment Advisory Services LLC, to determine that the Variable Sub-Accounts and allocation percentages continue to support each model portfolio's investment objectives. We will update your Variable Sub-Accounts and allocation percentages annually to match the updated TrueBalance Model Portfolio Options. For more information regarding the TrueBalance program, see the "TrueBalanceSM Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers, the inability to change model portfolios, and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.


Cancellation of the TrueReturn Option.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option prior to the 5th Rider Anniversary.
On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

Death of Owner or Annuitant.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.


Rider Trade-In Option.
We offer a "Rider Trade-In Option" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("New Option"), provided all of the following conditions are met:

o The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

o The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

o The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

o The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

o the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

o the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

o the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

o any waiting period for canceling the New Option will start again on the new Rider Date;

o any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

o the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

You should consult with your sales representative before trading in your TrueReturn Option.


Termination of the TrueReturn Option.
The TrueReturn Option will terminate on the earliest of the following to occur:

o  on the Rider Maturity Date;
o  on the Payout Start Date;
o  on the date your Contract is terminated;
o  on the date the Option is cancelled;
o on the date we receive a Complete Request for Settlement of the Death Proceeds; or
o on the date the Option is replaced with a New Option under the Rider Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.


Page 23: Replace the last sentence of the first paragraph under the subheading "TRUEBALANCESM ASSET ALLOCATION PROGRAM" under the heading "Investment
Alternatives: The Variable Sub-Accounts" with the following sentence:

Participation in the TrueBalance program may be limited if you have selected certain options which impose restrictions on the investment alternatives in which you may invest, such as the TrueReturn Option and the Income Protection Benefit Option. See the "TrueReturnsm Accumulation Benefit Option" and "Income Protection Benefit Option" sections of this prospectus for more information.


Page 27: Add the following sentence to the end of the second paragraph under the subheading "TRANSFERS DURING THE ACCUMULATION PHASE" under the heading "Investment Alternatives: Transfers":

If you added the TrueReturn Option to your Contract, certain restrictions on transfers apply. See the "TrueReturnsm Accumulation Benefit Option" section of this prospectus for more information.


Page 30: Add the following section before the subheading "RETIREMENT INCOME GUARANTEE OPTION FEE" under the heading "Expenses":

TRUERETURNSM ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturnsm Accumulation Benefit Option" section of this prospectus for more information.


Page 70: Add the following sentence to the end of the second paragraph under the heading "Appendix G - Accumulation Unit Values":

In addition, no Accumulation Unit Values are shown for Contracts with the TrueReturn Option as that Option was not offered until November 1, 2003.


Page 109:  Add the following appendix at the end of Appendix G:

Appendix H - Withdrawal Adjustment Example - Accumulation Benefit*

Rider Date: January 1, 2004

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90)) Initial Benefit Base:
$50,000 for Allstate Advisor & Preferred Contracts, $52,000 for Allstate Advisor Plus Contracts (assuming issue age 85 or younger)

----------- ---------------- ------------- ---------------- --------------- ------------------------
                                                                                 Benefit Base
----------- ---------------- ------------- ---------------- --------------- ------------------------
----------- ---------------- ------------- ---------------- --------------- ------------- ----------
   Date         Type of       Beginning      Transaction       Contract     Advisor and     Plus
              Occurrence       Contract        Amount        Value After     Preferred
                                Value                         Occurrence
----------- ---------------- ------------- ---------------- --------------- ------------- ----------
----------- ---------------- ------------- ---------------- --------------- ------------- ----------
  1/1/05       Contract        $55,000            -            $55,000        $50,000      $52,000
              Anniversary
----------- ---------------- ------------- ---------------- --------------- ------------- ----------
----------- ---------------- ------------- ---------------- --------------- ------------- ----------
  7/1/05        Partial        $60,000         $15,000         $45,000        $37,500      $39,000
              Withdrawal
----------- ---------------- ------------- ---------------- --------------- ------------- ----------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

------------------------------------------------------------------------- ----------------- ---------------- ------------
                                                                                              Advisor and       Plus
                                                                                               Preferred
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Benefit Base
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Partial Withdrawal Amount                                                       (a)             $15,000        $15,000
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)             $60,000        $60,000
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Value of Benefit Base Immediately Prior to Partial Withdrawal                   (c)             $50,000        $52,000
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)        $12,500        $13,000
------------------------------------------------------------------------- ----------------- ---------------- ------------
------------------------------------------------------------------------- ----------------- ---------------- ------------
Adjusted Benefit Base                                                                           $37,500        $39,000
------------------------------------------------------------------------- ----------------- ---------------- ------------

*For the purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Allstate Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

                         Allstate Life Insurance Company
               Allstate Life Insurance Company Separate Account A

                       Supplement, dated November 1, 2003
                                     to the
         Statement of Additional Information dated May 1, 2003 for the:
                        Allstate Advisor Variable Annuity
                     Allstate Advisor Plus Variable Annuity
                   Allstate Advisor Preferred Variable Annuity


This supplement amends certain disclosure contained in the above-referenced Statement of Additional Information ("SAI") for the Allstate Advisor, Allstate Advisor Plus, and Allstate Advisor Preferred Variable Annuity Contracts (collectively, the "Contracts") offered by Allstate Life Insurance Company ("Allstate Life"), to add the TrueReturn Option Option to the Contracts.


Add the following sentence to the end of the fourth paragraph under the heading "Standardized Total Returns":

When factoring the charge for the optional TrueReturn Option Option, we assume that there are no additional purchase payments or withdrawals.


Add the following sentence after the first sentence of the last paragraph under the heading "Standardized Total Returns":

Contracts with the TrueReturn Option Option were first offered to the public on November 1, 2003.


Add the following sentence to the end of the first paragraph under the heading "Non-Standardized Total Returns":

When factoring the charge for the optional TrueReturn Option Option, we assume that there are no additional purchase payments or withdrawals.


Add the following sentence to the end of the last paragraph under the heading "Non-Standardized Total Returns":

Contracts with the TrueReturn Option Option were first offered to the public on November 1, 2003.


Appendix A--Allstate Advisor Contract:

Add the following sentence after the first sentence of the first paragraph under Appendix A:

Contracts with the TrueReturn Option Option were first offered to the public on November 1, 2003.


Add the following sentence to the end of the first paragraph under the bulleted section of Appendix A:

Where the TrueReturn Option Option is included, the performance shown reflects the deduction of the annual Rider Fee equal to 0.50% of the Benefit Base on each Contract Anniversary, assuming no additional purchase payments or withdrawals.


Add the following tables to Appendix A--Standardized Total Returns:


Advisor

(Without any optional benefits TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                         -16.43%         N/A             -4.79%
Putnam VT Global Asset Allocation - Class IB                                  -20.16%         N/A             -8.49%
Putnam VT Growth and Income - Class IB                                        -26.54%         N/A             -10.67%
Putnam VT Health Sciences - Class IB                                          -27.88%         N/A             -4.49%
Putnam VT High Yield - Class IB                                               -8.51%          N/A             -4.79%
Putnam VT Income - Class IB                                                   -0.01%          N/A              2.59%
Putnam VT International Equity - Class IB                                     -25.24%         N/A             -7.18%
Putnam VT Investors - Class IB                                                -31.37%         N/A             -17.78%
Putnam VT Money Market - Class IB                                             -6.62%          N/A              0.77%
Putnam VT New Opportunities - Class IB                                        -37.92%         N/A             -17.92%
Putnam VT New Value - Class IB                                                -23.20%         N/A             -4.66%
Putnam VT Research - Class IB                                                 -29.72%         N/A             -11.78%
Putnam VT Utilities Growth and Income - Class IB                              -31.58%         N/A             -12.74%
Putnam VT Vista - Class IB                                                    -38.01%         N/A             -15.32%
Putnam VT Voyager - Class IB                                                  -33.99%         N/A             -13.08%
Franklin Growth and Income Securities - Class 2                                 N/A           N/A              2.09%
Franklin Small Cap - Class 2                                                    N/A           N/A              8.94%
Franklin Small Cap Value Securities - Class 2                                   N/A           N/A              5.83%
Mutual Shares Securities - Class II                                             N/A           N/A             -3.18%
Templeton Developing Markets Securities - Class 2                               N/A           N/A              5.91%
Templeton Foreign Securities - Class 2                                          N/A           N/A             -1.67%
Templeton Global Income Securities - Class 2                                    N/A           N/A              0.79%
LSA Aggressive Growth                                                           N/A           N/A             -11.11%
LSA Equity Growth                                                               N/A           N/A             -6.30%
LSA Mid Cap Value                                                               N/A           N/A              3.84%
Oppenheimer Aggressive Growth - Service Shares                                  N/A           N/A             -5.82%
Oppenheimer Capital Appreciation - Service Shares                               N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                  N/A           N/A             -4.95%
Oppenheimer High Income - Service Shares                                        N/A           N/A              0.19%
Oppenheimer Main Street - Service Shares                                        N/A           N/A             -4.66%
Oppenheimer Main Street Small Cap - Service Shares                              N/A           N/A             -2.89%
Oppenheimer Multiple Strategies - Service Shares                                N/A           N/A              0.54%
Oppenheimer Strategic Bond - Service Shares                                     N/A           N/A             -0.91%
Van Kampen LIT Emerging Growth - Class II                                       N/A           N/A             -12.33%
Van Kampen LIT Growth and Income - Class II                                     N/A           N/A              0.10%
Van Kampen UIF Active International Allocation - Class II                       N/A           N/A             -8.58%
Van Kampen UIF Emerging Markets Debt - Class II                                 N/A           N/A             -6.56%
Van Kampen UIF Small Company Growth - Class II                                  N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                      N/A           N/A             -3.90%



(With the MAV Death Benefit Option TrueReturn Option)
                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception

Putnam VT The George Putnam Fund of Boston - Class IB                          -16.61%         N/A             -4.99%
Putnam VT Global Asset Allocation - Class IB                                   -20.33%         N/A             -8.69%
Putnam VT Growth and Income - Class IB                                         -26.70%         N/A             -10.86%
Putnam VT Health Sciences - Class IB                                           -28.04%         N/A             -4.70%
Putnam VT High Yield - Class IB                                                -8.71%          N/A             -4.99%
Putnam VT Income - Class IB                                                    -0.23%          N/A              2.37%
Putnam VT International Equity - Class IB                                      -25.40%         N/A             -7.38%
Putnam VT Investors - Class IB                                                 -31.52%         N/A             -17.96%
Putnam VT Money Market - Class IB                                              -6.82%          N/A              0.56%
Putnam VT New Opportunities - Class IB                                         -38.06%         N/A             -18.11%
Putnam VT New Value - Class IB                                                 -23.37%         N/A             -4.86%
Putnam VT Research - Class IB                                                  -29.87%         N/A             -11.97%
Putnam VT Utilities Growth and Income - Class IB                               -31.73%         N/A             -12.93%
Putnam VT Vista - Class IB                                                     -38.15%         N/A             -15.51%
Putnam VT Voyager - Class IB                                                   -34.14%         N/A             -13.27%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.04%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.89%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.79%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.23%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.87%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.72%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.74%
LSA Aggressive Growth                                                            N/A           N/A             -11.15%
LSA Equity Growth                                                                N/A           N/A             -6.34%
LSA Mid Cap Value                                                                N/A           N/A              3.79%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.87%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -4.99%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.14%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.70%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.93%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.50%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -0.96%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.37%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.06%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.61%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.93%


(With the Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest
Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception

Putnam VT The George Putnam Fund of Boston - Class IB                          -16.66%         N/A             -5.04%
Putnam VT Global Asset Allocation - Class IB                                   -20.37%         N/A             -8.74%
Putnam VT Growth and Income - Class IB                                         -26.74%         N/A             -10.91%
Putnam VT Health Sciences - Class IB                                           -28.08%         N/A             -4.75%
Putnam VT High Yield - Class IB                                                -8.76%          N/A             -5.04%
Putnam VT Income - Class IB                                                    -0.28%          N/A              2.32%
Putnam VT International Equity - Class IB                                      -25.45%         N/A             -7.43%
Putnam VT Investors - Class IB                                                 -31.55%         N/A             -18.01%
Putnam VT Money Market - Class IB                                              -6.87%          N/A              0.50%
Putnam VT New Opportunities - Class IB                                         -38.09%         N/A             -18.15%
Putnam VT New Value - Class IB                                                 -23.41%         N/A             -4.91%
Putnam VT Research - Class IB                                                  -29.91%         N/A             -12.02%
Putnam VT Utilities Growth and Income - Class IB                               -31.77%         N/A             -12.98%
Putnam VT Vista - Class IB                                                     -38.18%         N/A             -15.56%
Putnam VT Voyager - Class IB                                                   -34.17%         N/A             -13.31%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.03%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.87%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.77%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.24%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.85%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.73%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.73%
LSA Aggressive Growth                                                            N/A           N/A             -11.16%
LSA Equity Growth                                                                N/A           N/A             -6.35%
LSA Mid Cap Value                                                                N/A           N/A              3.78%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.88%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.00%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.13%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.71%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.94%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.48%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -0.97%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.38%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.05%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.62%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.94%



(With the Enhanced Beneficiary Protection (Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception

Putnam VT The George Putnam Fund of Boston - Class IB                          -16.70%         N/A             -5.09%
Putnam VT Global Asset Allocation - Class IB                                   -20.42%         N/A             -8.79%
Putnam VT Growth and Income - Class IB                                         -26.78%         N/A             -10.96%
Putnam VT Health Sciences - Class IB                                           -28.12%         N/A             -4.80%
Putnam VT High Yield - Class IB                                                -8.81%          N/A             -5.09%
Putnam VT Income - Class IB                                                    -0.33%          N/A              2.27%
Putnam VT International Equity - Class IB                                      -25.49%         N/A             -7.48%
Putnam VT Investors - Class IB                                                 -31.59%         N/A             -18.05%
Putnam VT Money Market - Class IB                                              -6.92%          N/A              0.45%
Putnam VT New Opportunities - Class IB                                         -38.13%         N/A             -18.20%
Putnam VT New Value - Class IB                                                 -23.45%         N/A             -4.97%
Putnam VT Research - Class IB                                                  -29.95%         N/A             -12.07%
Putnam VT Utilities Growth and Income - Class IB                               -31.80%         N/A             -13.02%
Putnam VT Vista - Class IB                                                     -38.21%         N/A             -15.60%
Putnam VT Voyager - Class IB                                                   -34.21%         N/A             -13.36%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.02%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.86%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.76%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.25%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.84%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.74%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.72%
LSA Aggressive Growth                                                            N/A           N/A             -11.17%
LSA Equity Growth                                                                N/A           N/A             -6.36%
LSA Mid Cap Value                                                                N/A           N/A              3.77%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.89%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.01%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.12%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.72%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.95%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.47%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -0.98%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.39%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.04%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.62%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.95%



(With the Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest
Contract Owner and Annuitant is between 71 and 79 on the Rider Application
Date))
                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception

Putnam VT The George Putnam Fund of Boston - Class IB                          -16.79%         N/A             -5.20%
Putnam VT Global Asset Allocation - Class IB                                   -20.50%         N/A             -8.88%
Putnam VT Growth and Income - Class IB                                         -26.86%         N/A             -11.06%
Putnam VT Health Sciences - Class IB                                           -28.20%         N/A             -4.90%
Putnam VT High Yield - Class IB                                                -8.91%          N/A             -5.20%
Putnam VT Income - Class IB                                                    -0.44%          N/A              2.16%
Putnam VT International Equity - Class IB                                      -25.57%         N/A             -7.58%
Putnam VT Investors - Class IB                                                 -31.67%         N/A             -18.14%
Putnam VT Money Market - Class IB                                              -7.02%          N/A              0.35%
Putnam VT New Opportunities - Class IB                                         -38.20%         N/A             -18.29%
Putnam VT New Value - Class IB                                                 -23.54%         N/A             -5.07%
Putnam VT Research - Class IB                                                  -30.03%         N/A             -12.16%
Putnam VT Utilities Growth and Income - Class IB                               -31.88%         N/A             -13.12%
Putnam VT Vista - Class IB                                                     -38.28%         N/A             -15.70%
Putnam VT Voyager - Class IB                                                   -34.28%         N/A             -13.46%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.00%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.84%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.74%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.27%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.82%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.76%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.70%
LSA Aggressive Growth                                                            N/A           N/A             -11.19%
LSA Equity Growth                                                                N/A           N/A             -6.38%
LSA Mid Cap Value                                                                N/A           N/A              3.74%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.91%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.03%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.10%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.74%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.98%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.45%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.00%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.41%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.01%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.63%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.96%


(With the MAV Death Benefit Option and the Earnings Protection Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception

Putnam VT The George Putnam Fund of Boston - Class IB                          -16.84%         N/A             -5.25%
Putnam VT Global Asset Allocation - Class IB                                   -20.55%         N/A             -8.93%
Putnam VT Growth and Income - Class IB                                         -26.90%         N/A             -11.10%
Putnam VT Health Sciences - Class IB                                           -28.24%         N/A             -4.95%
Putnam VT High Yield - Class IB                                                -8.95%          N/A             -5.25%
Putnam VT Income - Class IB                                                    -0.49%          N/A              2.10%
Putnam VT International Equity - Class IB                                      -25.61%         N/A             -7.62%
Putnam VT Investors - Class IB                                                 -31.70%         N/A             -18.19%
Putnam VT Money Market - Class IB                                              -7.07%          N/A              0.29%
Putnam VT New Opportunities - Class IB                                         -38.23%         N/A             -18.33%
Putnam VT New Value - Class IB                                                 -23.58%         N/A             -5.12%
Putnam VT Research - Class IB                                                  -30.07%         N/A             -12.21%
Putnam VT Utilities Growth and Income - Class IB                               -31.91%         N/A             -13.16%
Putnam VT Vista - Class IB                                                     -38.32%         N/A             -15.74%
Putnam VT Voyager - Class IB                                                   -34.32%         N/A             -13.50%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.99%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.82%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.73%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.28%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.81%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.77%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.69%
LSA Aggressive Growth                                                            N/A           N/A             -11.20%
LSA Equity Growth                                                                N/A           N/A             -6.39%
LSA Mid Cap Value                                                                N/A           N/A              3.73%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.92%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.04%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.09%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.75%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.99%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.44%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.01%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.42%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.00%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.64%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.97%



(With the MAV Death  Benefit  Option  and the  Enhanced  Beneficiary  Protection
(Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.88%         N/A             -5.30%
Putnam VT Global Asset Allocation - Class IB                                   -20.59%         N/A             -8.98%
Putnam VT Growth and Income - Class IB                                         -26.94%         N/A             -11.15%
Putnam VT Health Sciences - Class IB                                           -28.27%         N/A             -5.00%
Putnam VT High Yield - Class IB                                                -9.00%          N/A             -5.30%
Putnam VT Income - Class IB                                                    -0.54%          N/A              2.05%
Putnam VT International Equity - Class IB                                      -25.65%         N/A             -7.67%
Putnam VT Investors - Class IB                                                 -31.74%         N/A             -18.23%
Putnam VT Money Market - Class IB                                              -7.12%          N/A              0.24%
Putnam VT New Opportunities - Class IB                                         -38.27%         N/A             -18.38%
Putnam VT New Value - Class IB                                                 -23.62%         N/A             -5.17%
Putnam VT Research - Class IB                                                  -30.10%         N/A             -12.26%
Putnam VT Utilities Growth and Income - Class IB                               -31.95%         N/A             -13.21%
Putnam VT Vista - Class IB                                                     -38.35%         N/A             -15.79%
Putnam VT Voyager - Class IB                                                   -34.35%         N/A             -13.55%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.97%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.81%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.72%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.29%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.79%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.78%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.67%
LSA Aggressive Growth                                                            N/A           N/A             -11.21%
LSA Equity Growth                                                                N/A           N/A             -6.40%
LSA Mid Cap Value                                                                N/A           N/A              3.72%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.93%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.05%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.08%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.76%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.00%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.43%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.02%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.43%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.01%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.65%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.98%



(With the Enhanced Beneficiary Protection
(Annual Increase) Option and the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.93%         N/A             -5.35%
Putnam VT Global Asset Allocation - Class IB                                   -20.63%         N/A             -9.03%
Putnam VT Growth and Income - Class IB                                         -26.98%         N/A             -11.20%
Putnam VT Health Sciences - Class IB                                           -28.31%         N/A             -5.05%
Putnam VT High Yield - Class IB                                                -9.05%          N/A             -5.35%
Putnam VT Income - Class IB                                                    -0.60%          N/A              2.00%
Putnam VT International Equity - Class IB                                      -25.69%         N/A             -7.72%
Putnam VT Investors - Class IB                                                 -31.78%         N/A             -18.28%
Putnam VT Money Market - Class IB                                              -7.17%          N/A              0.19%
Putnam VT New Opportunities - Class IB                                         -38.30%         N/A             -18.42%
Putnam VT New Value - Class IB                                                 -23.66%         N/A             -5.22%
Putnam VT Research - Class IB                                                  -30.14%         N/A             -12.30%
Putnam VT Utilities Growth and Income - Class IB                               -31.99%         N/A             -13.26%
Putnam VT Vista - Class IB                                                     -38.38%         N/A             -15.83%
Putnam VT Voyager - Class IB                                                   -34.39%         N/A             -13.60%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.96%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.80%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.70%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.30%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.78%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.79%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.66%
LSA Aggressive Growth                                                            N/A           N/A             -11.22%
LSA Equity Growth                                                                N/A           N/A             -6.41%
LSA Mid Cap Value                                                                N/A           N/A              3.71%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.94%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.07%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.06%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.78%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.01%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.42%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.04%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.44%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.02%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.65%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.99%



(With the MAV Death Benefit Option and the Earnings Protection Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.97%         N/A             -5.40%
Putnam VT Global Asset Allocation - Class IB                                   -20.68%         N/A             -9.08%
Putnam VT Growth and Income - Class IB                                         -27.02%         N/A             -11.25%
Putnam VT Health Sciences - Class IB                                           -28.35%         N/A             -5.10%
Putnam VT High Yield - Class IB                                                -9.10%          N/A             -5.40%
Putnam VT Income - Class IB                                                    -0.65%          N/A              1.94%
Putnam VT International Equity - Class IB                                      -25.73%         N/A             -7.77%
Putnam VT Investors - Class IB                                                 -31.82%         N/A             -18.33%
Putnam VT Money Market - Class IB                                              -7.22%          N/A              0.13%
Putnam VT New Opportunities - Class IB                                         -38.33%         N/A             -18.47%
Putnam VT New Value - Class IB                                                 -23.70%         N/A             -5.27%
Putnam VT Research - Class IB                                                  -30.18%         N/A             -12.35%
Putnam VT Utilities Growth and Income - Class IB                               -32.03%         N/A             -13.31%
Putnam VT Vista - Class IB                                                     -38.42%         N/A             -15.88%
Putnam VT Voyager - Class IB                                                   -34.43%         N/A             -13.64%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.95%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.79%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.69%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.31%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.77%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.81%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.65%
LSA Aggressive Growth                                                            N/A           N/A             -11.23%
LSA Equity Growth                                                                N/A           N/A             -6.42%
LSA Mid Cap Value                                                                N/A           N/A              3.70%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.95%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.08%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.05%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.79%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.02%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.40%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.05%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.45%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.03%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.66%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.99%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 - 79 on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -17.06%         N/A             -5.50%
Putnam VT Global Asset Allocation - Class IB                                   -20.76%         N/A             -9.18%
Putnam VT Growth and Income - Class IB                                         -27.10%         N/A             -11.34%
Putnam VT Health Sciences - Class IB                                           -28.43%         N/A             -5.20%
Putnam VT High Yield - Class IB                                                -9.20%          N/A             -5.50%
Putnam VT Income - Class IB                                                    -0.76%          N/A              1.84%
Putnam VT International Equity - Class IB                                      -25.81%         N/A             -7.87%
Putnam VT Investors - Class IB                                                 -31.89%         N/A             -18.42%
Putnam VT Money Market - Class IB                                              -7.32%          N/A              0.03%
Putnam VT New Opportunities - Class IB                                         -38.40%         N/A             -18.56%
Putnam VT New Value - Class IB                                                 -23.79%         N/A             -5.37%
Putnam VT Research - Class IB                                                  -30.26%         N/A             -12.45%
Putnam VT Utilities Growth and Income - Class IB                               -32.10%         N/A             -13.40%
Putnam VT Vista - Class IB                                                     -38.49%         N/A             -15.97%
Putnam VT Voyager - Class IB                                                   -34.50%         N/A             -13.74%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.93%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.76%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.67%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.34%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.75%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.83%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.63%
LSA Aggressive Growth                                                            N/A           N/A             -11.25%
LSA Equity Growth                                                                N/A           N/A             -6.45%
LSA Mid Cap Value                                                                N/A           N/A              3.67%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.97%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.10%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.03%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.81%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.04%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.38%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.07%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.47%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.05%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.67%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.01%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))


                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -17.11%         N/A             -5.55%
Putnam VT Global Asset Allocation - Class IB                                   -20.81%         N/A             -9.23%
Putnam VT Growth and Income - Class IB                                         -27.14%         N/A             -11.39%
Putnam VT Health Sciences - Class IB                                           -28.47%         N/A             -5.25%
Putnam VT High Yield - Class IB                                                -9.25%          N/A             -5.55%
Putnam VT Income - Class IB                                                    -0.81%          N/A              1.78%
Putnam VT International Equity - Class IB                                      -25.85%         N/A             -7.92%
Putnam VT Investors - Class IB                                                 -31.93%         N/A             -18.46%
Putnam VT Money Market - Class IB                                              -7.37%          N/A             -0.02%
Putnam VT New Opportunities - Class IB                                         -38.44%         N/A             -18.61%
Putnam VT New Value - Class IB                                                 -23.83%         N/A             -5.42%
Putnam VT Research - Class IB                                                  -30.29%         N/A             -12.50%
Putnam VT Utilities Growth and Income - Class IB                               -32.14%         N/A             -13.45%
Putnam VT Vista - Class IB                                                     -38.52%         N/A             -16.02%
Putnam VT Voyager - Class IB                                                   -34.53%         N/A             -13.79%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.92%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.75%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.66%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.35%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.73%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.84%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.62%
LSA Aggressive Growth                                                            N/A           N/A             -11.26%
LSA Equity Growth                                                                N/A           N/A             -6.46%
LSA Mid Cap Value                                                                N/A           N/A              3.66%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.99%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.11%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.82%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.05%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.37%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.08%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.48%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.07%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.68%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.02%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -17.24%         N/A             -5.70%
Putnam VT Global Asset Allocation - Class IB                                   -20.93%         N/A             -9.37%
Putnam VT Growth and Income - Class IB                                         -27.26%         N/A             -11.54%
Putnam VT Health Sciences - Class IB                                           -28.59%         N/A             -5.41%
Putnam VT High Yield - Class IB                                                -9.39%          N/A             -5.70%
Putnam VT Income - Class IB                                                    -0.97%          N/A              1.62%
Putnam VT International Equity - Class IB                                      -25.97%         N/A             -8.07%
Putnam VT Investors - Class IB                                                 -32.04%         N/A             -18.60%
Putnam VT Money Market - Class IB                                              -7.52%          N/A             -0.18%
Putnam VT New Opportunities - Class IB                                         -38.54%         N/A             -18.74%
Putnam VT New Value - Class IB                                                 -23.95%         N/A             -5.57%
Putnam VT Research - Class IB                                                  -30.41%         N/A             -12.64%
Putnam VT Utilities Growth and Income - Class IB                               -32.25%         N/A             -13.59%
Putnam VT Vista - Class IB                                                     -38.62%         N/A             -16.16%
Putnam VT Voyager - Class IB                                                   -34.64%         N/A             -13.93%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.88%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.71%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.62%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.38%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.70%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.87%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.58%
LSA Aggressive Growth                                                            N/A           N/A             -11.29%
LSA Equity Growth                                                                N/A           N/A             -6.49%
LSA Mid Cap Value                                                                N/A           N/A              3.63%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.02%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.14%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.85%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.09%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.34%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.11%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.51%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.10%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.70%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.04%




Plus

(Without any optional benefits TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.38%         N/A             -4.65%
Putnam VT Global Asset Allocation - Class IB                                   -18.25%         N/A             -8.45%
Putnam VT Growth and Income - Class IB                                         -24.87%         N/A             -10.69%
Putnam VT Health Sciences - Class IB                                           -26.26%         N/A             -4.35%
Putnam VT High Yield - Class IB                                                -6.17%          N/A             -4.65%
Putnam VT Income - Class IB                                                     2.64%          N/A              2.90%
Putnam VT International Equity - Class IB                                      -23.52%         N/A             -7.10%
Putnam VT Investors - Class IB                                                 -29.87%         N/A             -18.04%
Putnam VT Money Market - Class IB                                              -4.21%          N/A              1.04%
Putnam VT New Opportunities - Class IB                                         -36.67%         N/A             -18.19%
Putnam VT New Value - Class IB                                                 -21.41%         N/A             -4.52%
Putnam VT Research - Class IB                                                  -28.16%         N/A             -11.83%
Putnam VT Utilities Growth and Income - Class IB                               -30.09%         N/A             -12.82%
Putnam VT Vista - Class IB                                                     -36.76%         N/A             -15.50%
Putnam VT Voyager - Class IB                                                   -32.59%         N/A             -13.18%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              5.09%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.20%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.98%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.39%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              9.06%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.18%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.73%
LSA Aggressive Growth                                                            N/A           N/A             -8.63%
LSA Equity Growth                                                                N/A           N/A             -3.63%
LSA Mid Cap Value                                                                N/A           N/A              6.90%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.14%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.23%
Oppenheimer High Income - Service Shares                                         N/A           N/A              3.11%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -1.92%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.09%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.48%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.97%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -9.90%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              3.02%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -5.98%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.85%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.12%



(With the MAV Death Benefit Option TrueReturn Option)
                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.57%         N/A             -4.86%
Putnam VT Global Asset Allocation - Class IB                                   -18.43%         N/A             -8.65%
Putnam VT Growth and Income - Class IB                                         -25.03%         N/A             -10.89%
Putnam VT Health Sciences - Class IB                                           -26.42%         N/A             -4.56%
Putnam VT High Yield - Class IB                                                -6.38%          N/A             -4.86%
Putnam VT Income - Class IB                                                     2.42%          N/A              2.68%
Putnam VT International Equity - Class IB                                      -23.69%         N/A             -7.31%
Putnam VT Investors - Class IB                                                 -30.03%         N/A             -18.23%
Putnam VT Money Market - Class IB                                              -4.42%          N/A              0.82%
Putnam VT New Opportunities - Class IB                                         -36.81%         N/A             -18.38%
Putnam VT New Value - Class IB                                                 -21.58%         N/A             -4.73%
Putnam VT Research - Class IB                                                  -28.32%         N/A             -12.03%
Putnam VT Utilities Growth and Income - Class IB                               -30.24%         N/A             -13.02%
Putnam VT Vista - Class IB                                                     -36.90%         N/A             -15.69%
Putnam VT Voyager - Class IB                                                   -32.74%         N/A             -13.37%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              5.04%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.15%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.93%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.44%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              9.01%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.13%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.69%
LSA Aggressive Growth                                                            N/A           N/A             -8.67%
LSA Equity Growth                                                                N/A           N/A             -3.67%
LSA Mid Cap Value                                                                N/A           N/A              6.85%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.18%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.27%
Oppenheimer High Income - Service Shares                                         N/A           N/A              3.06%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -1.97%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.13%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.43%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.92%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -9.94%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.98%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.01%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.85%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.15%




(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.62%         N/A             -4.91%
Putnam VT Global Asset Allocation - Class IB                                   -18.47%         N/A             -8.70%
Putnam VT Growth and Income - Class IB                                         -25.08%         N/A             -10.94%
Putnam VT Health Sciences - Class IB                                           -26.46%         N/A             -4.61%
Putnam VT High Yield - Class IB                                                -6.43%          N/A             -4.91%
Putnam VT Income - Class IB                                                     2.36%          N/A              2.62%
Putnam VT International Equity - Class IB                                      -23.73%         N/A             -7.36%
Putnam VT Investors - Class IB                                                 -30.06%         N/A             -18.27%
Putnam VT Money Market - Class IB                                              -4.47%          N/A              0.77%
Putnam VT New Opportunities - Class IB                                         -36.85%         N/A             -18.43%
Putnam VT New Value - Class IB                                                 -21.62%         N/A             -4.78%
Putnam VT Research - Class IB                                                  -28.36%         N/A             -12.08%
Putnam VT Utilities Growth and Income - Class IB                               -30.28%         N/A             -13.07%
Putnam VT Vista - Class IB                                                     -36.93%         N/A             -15.74%
Putnam VT Voyager - Class IB                                                   -32.78%         N/A             -13.42%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              5.03%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.14%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.92%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.45%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              9.00%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.12%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.67%
LSA Aggressive Growth                                                            N/A           N/A             -8.68%
LSA Equity Growth                                                                N/A           N/A             -3.68%
LSA Mid Cap Value                                                                N/A           N/A              6.84%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.19%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.28%
Oppenheimer High Income - Service Shares                                         N/A           N/A              3.05%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -1.98%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.14%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.42%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.91%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -9.95%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.96%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.01%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.85%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.16%




(With the Enhanced Beneficiary Protection (Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.66%         N/A             -4.96%
Putnam VT Global Asset Allocation - Class IB                                   -18.52%         N/A             -8.75%
Putnam VT Growth and Income - Class IB                                         -25.12%         N/A             -10.99%
Putnam VT Health Sciences - Class IB                                           -26.50%         N/A             -4.66%
Putnam VT High Yield - Class IB                                                -6.48%          N/A             -4.96%
Putnam VT Income - Class IB                                                     2.31%          N/A              2.57%
Putnam VT International Equity - Class IB                                      -23.77%         N/A             -7.41%
Putnam VT Investors - Class IB                                                 -30.10%         N/A             -18.32%
Putnam VT Money Market - Class IB                                              -4.52%          N/A              0.71%
Putnam VT New Opportunities - Class IB                                         -36.88%         N/A             -18.47%
Putnam VT New Value - Class IB                                                 -21.66%         N/A             -4.83%
Putnam VT Research - Class IB                                                  -28.40%         N/A             -12.13%
Putnam VT Utilities Growth and Income - Class IB                               -30.32%         N/A             -13.12%
Putnam VT Vista - Class IB                                                     -36.97%         N/A             -15.79%
Putnam VT Voyager - Class IB                                                   -32.82%         N/A             -13.47%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              5.01%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.13%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.90%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.46%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.99%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.11%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.66%
LSA Aggressive Growth                                                            N/A           N/A             -8.70%
LSA Equity Growth                                                                N/A           N/A             -3.70%
LSA Mid Cap Value                                                                N/A           N/A              6.83%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.21%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.29%
Oppenheimer High Income - Service Shares                                         N/A           N/A              3.04%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -1.99%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.16%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.41%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.90%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -9.96%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.95%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.02%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.86%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.17%




(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.76%         N/A             -5.06%
Putnam VT Global Asset Allocation - Class IB                                   -18.61%         N/A             -8.85%
Putnam VT Growth and Income - Class IB                                         -25.20%         N/A             -11.09%
Putnam VT Health Sciences - Class IB                                           -26.58%         N/A             -4.77%
Putnam VT High Yield - Class IB                                                -6.58%          N/A             -5.06%
Putnam VT Income - Class IB                                                     2.20%          N/A              2.46%
Putnam VT International Equity - Class IB                                      -23.86%         N/A             -7.51%
Putnam VT Investors - Class IB                                                 -30.18%         N/A             -18.42%
Putnam VT Money Market - Class IB                                              -4.63%          N/A              0.61%
Putnam VT New Opportunities - Class IB                                         -36.95%         N/A             -18.57%
Putnam VT New Value - Class IB                                                 -21.75%         N/A             -4.93%
Putnam VT Research - Class IB                                                  -28.48%         N/A             -12.23%
Putnam VT Utilities Growth and Income - Class IB                               -30.40%         N/A             -13.21%
Putnam VT Vista - Class IB                                                     -37.04%         N/A             -15.88%
Putnam VT Voyager - Class IB                                                   -32.89%         N/A             -13.57%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.99%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.10%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.88%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.48%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.96%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.08%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.64%
LSA Aggressive Growth                                                            N/A           N/A             -8.72%
LSA Equity Growth                                                                N/A           N/A             -3.72%
LSA Mid Cap Value                                                                N/A           N/A              6.80%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.23%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.32%
Oppenheimer High Income - Service Shares                                         N/A           N/A              3.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.01%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.18%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.38%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.87%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -9.98%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.93%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.03%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.86%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.18%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is
70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.85%         N/A             -5.17%
Putnam VT Global Asset Allocation - Class IB                                   -18.70%         N/A             -8.95%
Putnam VT Growth and Income - Class IB                                         -25.28%         N/A             -11.19%
Putnam VT Health Sciences - Class IB                                           -26.66%         N/A             -4.87%
Putnam VT High Yield - Class IB                                                -6.68%          N/A             -5.17%
Putnam VT Income - Class IB                                                     2.09%          N/A              2.35%
Putnam VT International Equity - Class IB                                      -23.94%         N/A             -7.61%
Putnam VT Investors - Class IB                                                 -30.26%         N/A             -18.51%
Putnam VT Money Market - Class IB                                              -4.73%          N/A              0.50%
Putnam VT New Opportunities - Class IB                                         -37.02%         N/A             -18.66%
Putnam VT New Value - Class IB                                                 -21.84%         N/A             -5.04%
Putnam VT Research - Class IB                                                  -28.56%         N/A             -12.33%
Putnam VT Utilities Growth and Income - Class IB                               -30.48%         N/A             -13.31%
Putnam VT Vista - Class IB                                                     -37.11%         N/A             -15.98%
Putnam VT Voyager - Class IB                                                   -32.97%         N/A             -13.66%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.97%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.07%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.85%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.51%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.94%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.06%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.62%
LSA Aggressive Growth                                                            N/A           N/A             -8.74%
LSA Equity Growth                                                                N/A           N/A             -3.74%
LSA Mid Cap Value                                                                N/A           N/A              6.78%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.25%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.34%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.99%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.04%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.20%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.36%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.85%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.01%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.91%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.05%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.86%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.20%




(With the MAV Death  Benefit  Option  and the  Enhanced  Beneficiary  Protection
(Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.85%         N/A             -5.17%
Putnam VT Global Asset Allocation - Class IB                                   -18.70%         N/A             -8.95%
Putnam VT Growth and Income - Class IB                                         -25.28%         N/A             -11.19%
Putnam VT Health Sciences - Class IB                                           -26.66%         N/A             -4.87%
Putnam VT High Yield - Class IB                                                -6.68%          N/A             -5.17%
Putnam VT Income - Class IB                                                     2.09%          N/A              2.35%
Putnam VT International Equity - Class IB                                      -23.94%         N/A             -7.61%
Putnam VT Investors - Class IB                                                 -30.26%         N/A             -18.51%
Putnam VT Money Market - Class IB                                              -4.73%          N/A              0.50%
Putnam VT New Opportunities - Class IB                                         -37.02%         N/A             -18.66%
Putnam VT New Value - Class IB                                                 -21.84%         N/A             -5.04%
Putnam VT Research - Class IB                                                  -28.56%         N/A             -12.33%
Putnam VT Utilities Growth and Income - Class IB                               -30.48%         N/A             -13.31%
Putnam VT Vista - Class IB                                                     -37.11%         N/A             -15.98%
Putnam VT Voyager - Class IB                                                   -32.97%         N/A             -13.66%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.97%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.07%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.85%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.51%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.94%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.06%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.62%
LSA Aggressive Growth                                                            N/A           N/A             -8.74%
LSA Equity Growth                                                                N/A           N/A             -3.74%
LSA Mid Cap Value                                                                N/A           N/A              6.78%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.25%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.34%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.99%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.04%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.20%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.36%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.85%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.01%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.91%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.05%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.86%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.20%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.90%         N/A             -5.22%
Putnam VT Global Asset Allocation - Class IB                                   -18.74%         N/A             -9.00%
Putnam VT Growth and Income - Class IB                                         -25.32%         N/A             -11.24%
Putnam VT Health Sciences - Class IB                                           -26.70%         N/A             -4.92%
Putnam VT High Yield - Class IB                                                -6.73%          N/A             -5.22%
Putnam VT Income - Class IB                                                     2.03%          N/A              2.29%
Putnam VT International Equity - Class IB                                      -23.98%         N/A             -7.66%
Putnam VT Investors - Class IB                                                 -30.30%         N/A             -18.56%
Putnam VT Money Market - Class IB                                              -4.78%          N/A              0.44%
Putnam VT New Opportunities - Class IB                                         -37.06%         N/A             -18.71%
Putnam VT New Value - Class IB                                                 -21.88%         N/A             -5.09%
Putnam VT Research - Class IB                                                  -28.60%         N/A             -12.38%
Putnam VT Utilities Growth and Income - Class IB                               -30.52%         N/A             -13.36%
Putnam VT Vista - Class IB                                                     -37.15%         N/A             -16.03%
Putnam VT Voyager - Class IB                                                   -33.00%         N/A             -13.71%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.95%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.06%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.84%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.52%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.92%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.05%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.60%
LSA Aggressive Growth                                                            N/A           N/A             -8.75%
LSA Equity Growth                                                                N/A           N/A             -3.75%
LSA Mid Cap Value                                                                N/A           N/A              6.77%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.26%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.35%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.98%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.05%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.21%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.35%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.84%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.02%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.89%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.05%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.86%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.21%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -14.94%         N/A             -5.27%
Putnam VT Global Asset Allocation - Class IB                                   -18.79%         N/A             -9.05%
Putnam VT Growth and Income - Class IB                                         -25.37%         N/A             -11.28%
Putnam VT Health Sciences - Class IB                                           -26.75%         N/A             -4.97%
Putnam VT High Yield - Class IB                                                -6.78%          N/A             -5.27%
Putnam VT Income - Class IB                                                     1.98%          N/A              2.24%
Putnam VT International Equity - Class IB                                      -24.02%         N/A             -7.71%
Putnam VT Investors - Class IB                                                 -30.34%         N/A             -18.60%
Putnam VT Money Market - Class IB                                              -4.83%          N/A              0.39%
Putnam VT New Opportunities - Class IB                                         -37.10%         N/A             -18.76%
Putnam VT New Value - Class IB                                                 -21.92%         N/A             -5.14%
Putnam VT Research - Class IB                                                  -28.64%         N/A             -12.42%
Putnam VT Utilities Growth and Income - Class IB                               -30.55%         N/A             -13.41%
Putnam VT Vista - Class IB                                                     -37.18%         N/A             -16.07%
Putnam VT Voyager - Class IB                                                   -33.04%         N/A             -13.76%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.94%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.05%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.83%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.53%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.91%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.04%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.59%
LSA Aggressive Growth                                                            N/A           N/A             -8.76%
LSA Equity Growth                                                                N/A           N/A             -3.76%
LSA Mid Cap Value                                                                N/A           N/A              6.76%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.27%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.36%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.97%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.06%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.22%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.33%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.83%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.03%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.88%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.06%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.87%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.22%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 - 79 on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -15.04%         N/A             -5.38%
Putnam VT Global Asset Allocation - Class IB                                   -18.87%         N/A             -9.16%
Putnam VT Growth and Income - Class IB                                         -25.45%         N/A             -11.38%
Putnam VT Health Sciences - Class IB                                           -26.83%         N/A             -5.08%
Putnam VT High Yield - Class IB                                                -6.88%          N/A             -5.37%
Putnam VT Income - Class IB                                                     1.87%          N/A              2.13%
Putnam VT International Equity - Class IB                                      -24.11%         N/A             -7.82%
Putnam VT Investors - Class IB                                                 -30.41%         N/A             -18.70%
Putnam VT Money Market - Class IB                                              -4.94%          N/A              0.28%
Putnam VT New Opportunities - Class IB                                         -37.17%         N/A             -18.85%
Putnam VT New Value - Class IB                                                 -22.01%         N/A             -5.24%
Putnam VT Research - Class IB                                                  -28.72%         N/A             -12.52%
Putnam VT Utilities Growth and Income - Class IB                               -30.63%         N/A             -13.51%
Putnam VT Vista - Class IB                                                     -37.25%         N/A             -16.17%
Putnam VT Voyager - Class IB                                                   -33.12%         N/A             -13.86%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.92%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.02%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.80%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.55%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.89%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.01%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.57%
LSA Aggressive Growth                                                            N/A           N/A             -8.78%
LSA Equity Growth                                                                N/A           N/A             -3.78%
LSA Mid Cap Value                                                                N/A           N/A              6.73%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.30%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.38%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.95%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.08%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.25%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.31%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.80%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.05%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.86%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.07%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.87%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.23%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))


                                                                                                     10 Year or Since
Variable Sub-Account                                                          1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -15.08%         N/A             -5.43%
Putnam VT Global Asset Allocation - Class IB                                   -18.92%         N/A             -9.21%
Putnam VT Growth and Income - Class IB                                         -25.49%         N/A             -11.43%
Putnam VT Health Sciences - Class IB                                           -26.87%         N/A             -5.13%
Putnam VT High Yield - Class IB                                                -6.93%          N/A             -5.43%
Putnam VT Income - Class IB                                                     1.82%          N/A              2.08%
Putnam VT International Equity - Class IB                                      -24.15%         N/A             -7.87%
Putnam VT Investors - Class IB                                                 -30.45%         N/A             -18.75%
Putnam VT Money Market - Class IB                                              -4.99%          N/A              0.23%
Putnam VT New Opportunities - Class IB                                         -37.20%         N/A             -18.90%
Putnam VT New Value - Class IB                                                 -22.05%         N/A             -5.30%
Putnam VT Research - Class IB                                                  -28.76%         N/A             -12.57%
Putnam VT Utilities Growth and Income - Class IB                               -30.67%         N/A             -13.56%
Putnam VT Vista - Class IB                                                     -37.29%         N/A             -16.22%
Putnam VT Voyager - Class IB                                                   -33.15%         N/A             -13.91%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.91%
Franklin Small Cap - Class 2                                                     N/A           N/A             12.01%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.79%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.56%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.87%
Templeton Foreign Securities - Class 2                                           N/A           N/A              1.00%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.56%
LSA Aggressive Growth                                                            N/A           N/A             -8.79%
LSA Equity Growth                                                                N/A           N/A             -3.80%
LSA Mid Cap Value                                                                N/A           N/A              6.72%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.31%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.40%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.93%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.09%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.26%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.30%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.79%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.06%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.85%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.08%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.87%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.24%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -15.22%         N/A             -5.58%
Putnam VT Global Asset Allocation - Class IB                                   -19.05%         N/A             -9.36%
Putnam VT Growth and Income - Class IB                                         -25.61%         N/A             -11.58%
Putnam VT Health Sciences - Class IB                                           -26.99%         N/A             -5.28%
Putnam VT High Yield - Class IB                                                -7.09%          N/A             -5.58%
Putnam VT Income - Class IB                                                     1.65%          N/A              1.91%
Putnam VT International Equity - Class IB                                      -24.28%         N/A             -8.02%
Putnam VT Investors - Class IB                                                 -30.57%         N/A             -18.89%
Putnam VT Money Market - Class IB                                              -5.14%          N/A              0.07%
Putnam VT New Opportunities - Class IB                                         -37.31%         N/A             -19.04%
Putnam VT New Value - Class IB                                                 -22.18%         N/A             -5.45%
Putnam VT Research - Class IB                                                  -28.88%         N/A             -12.72%
Putnam VT Utilities Growth and Income - Class IB                               -30.79%         N/A             -13.70%
Putnam VT Vista - Class IB                                                     -37.39%         N/A             -16.36%
Putnam VT Voyager - Class IB                                                   -33.27%         N/A             -14.05%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              4.87%
Franklin Small Cap - Class 2                                                     N/A           N/A             11.97%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              8.76%
Mutual Shares Securities - Class II                                              N/A           N/A             -0.60%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              8.84%
Templeton Foreign Securities - Class 2                                           N/A           N/A              0.97%
Templeton Global Income Securities - Class 2                                     N/A           N/A              3.52%
LSA Aggressive Growth                                                            N/A           N/A             -8.82%
LSA Equity Growth                                                                N/A           N/A             -3.83%
LSA Mid Cap Value                                                                N/A           N/A              6.68%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -3.34%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -2.43%
Oppenheimer High Income - Service Shares                                         N/A           N/A              2.90%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -2.13%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -0.29%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              3.26%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              1.76%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -10.09%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              2.81%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -6.10%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -3.88%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -1.27%


Preferred 0

(Without any optional benefits TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -10.93%         N/A             -3.98%
Putnam VT Global Asset Allocation - Class IB                                   -14.64%         N/A             -7.53%
Putnam VT Growth and Income - Class IB                                         -20.99%         N/A             -9.60%
Putnam VT Health Sciences - Class IB                                           -22.32%         N/A             -3.70%
Putnam VT High Yield - Class IB                                                -3.05%          N/A             -3.98%
Putnam VT Income - Class IB                                                     5.41%          N/A              3.13%
Putnam VT International Equity - Class IB                                      -19.70%         N/A             -6.27%
Putnam VT Investors - Class IB                                                 -25.79%         N/A             -16.31%
Putnam VT Money Market - Class IB                                              -1.17%          N/A              1.37%
Putnam VT New Opportunities - Class IB                                         -32.32%         N/A             -16.45%
Putnam VT New Value - Class IB                                                 -17.67%         N/A             -3.86%
Putnam VT Research - Class IB                                                  -24.15%         N/A             -10.66%
Putnam VT Utilities Growth and Income - Class IB                               -26.00%         N/A             -11.56%
Putnam VT Vista - Class IB                                                     -32.40%         N/A             -14.01%
Putnam VT Voyager - Class IB                                                   -28.40%         N/A             -11.89%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.92%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.76%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.67%
Mutual Shares Securities - Class II                                              N/A           N/A              2.66%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.74%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.17%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.62%
LSA Aggressive Growth                                                            N/A           N/A             -5.26%
LSA Equity Growth                                                                N/A           N/A             -0.45%
LSA Mid Cap Value                                                                N/A           N/A              9.67%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A              0.02%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.90%
Oppenheimer High Income - Service Shares                                         N/A           N/A              6.03%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.19%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.95%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.38%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.93%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.48%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.94%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.70%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.63%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.97%



(With the MAV Death Benefit Option TrueReturn Option)
                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.38%         N/A             -4.47%
Putnam VT Global Asset Allocation - Class IB                                   -15.07%         N/A             -7.99%
Putnam VT Growth and Income - Class IB                                         -21.39%         N/A             -10.06%
Putnam VT Health Sciences - Class IB                                           -22.72%         N/A             -4.19%
Putnam VT High Yield - Class IB                                                -3.54%          N/A             -4.47%
Putnam VT Income - Class IB                                                     4.88%          N/A              2.61%
Putnam VT International Equity - Class IB                                      -20.10%         N/A             -6.74%
Putnam VT Investors - Class IB                                                 -26.17%         N/A             -16.74%
Putnam VT Money Market - Class IB                                              -1.67%          N/A              0.86%
Putnam VT New Opportunities - Class IB                                         -32.66%         N/A             -16.87%
Putnam VT New Value - Class IB                                                 -18.08%         N/A             -4.35%
Putnam VT Research - Class IB                                                  -24.54%         N/A             -11.11%
Putnam VT Utilities Growth and Income - Class IB                               -26.37%         N/A             -12.01%
Putnam VT Vista - Class IB                                                     -32.74%         N/A             -14.44%
Putnam VT Voyager - Class IB                                                   -28.76%         N/A             -12.33%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.81%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.64%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.55%
Mutual Shares Securities - Class II                                              N/A           N/A              2.55%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.62%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.05%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.51%
LSA Aggressive Growth                                                            N/A           N/A             -5.36%
LSA Equity Growth                                                                N/A           N/A             -0.56%
LSA Mid Cap Value                                                                N/A           N/A              9.55%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.09%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.79%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.91%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.08%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.84%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.26%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.81%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.58%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.83%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.76%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.64%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.89%



(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                            1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.16%         N/A             -4.23%
Putnam VT Global Asset Allocation - Class IB                                   -14.86%         N/A             -7.76%
Putnam VT Growth and Income - Class IB                                         -21.19%         N/A             -9.83%
Putnam VT Health Sciences - Class IB                                           -22.52%         N/A             -3.94%
Putnam VT High Yield - Class IB                                                -3.30%          N/A             -4.23%
Putnam VT Income - Class IB                                                     5.14%          N/A              2.87%
Putnam VT International Equity - Class IB                                      -19.90%         N/A             -6.51%
Putnam VT Investors - Class IB                                                 -25.98%         N/A             -16.53%
Putnam VT Money Market - Class IB                                              -1.42%          N/A              1.12%
Putnam VT New Opportunities - Class IB                                         -32.49%         N/A             -16.66%
Putnam VT New Value - Class IB                                                 -17.88%         N/A             -4.10%
Putnam VT Research - Class IB                                                  -24.34%         N/A             -10.88%
Putnam VT Utilities Growth and Income - Class IB                               -26.19%         N/A             -11.79%
Putnam VT Vista - Class IB                                                     -32.57%         N/A             -14.23%
Putnam VT Voyager - Class IB                                                   -28.58%         N/A             -12.11%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.87%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.70%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.61%
Mutual Shares Securities - Class II                                              N/A           N/A              2.60%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.68%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.11%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.57%
LSA Aggressive Growth                                                            N/A           N/A             -5.31%
LSA Equity Growth                                                                N/A           N/A             -0.51%
LSA Mid Cap Value                                                                N/A           N/A              9.61%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.04%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.84%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.97%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.13%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.90%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.32%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.87%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.53%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.88%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.73%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.63%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.93%




(With the Enhanced Beneficiary Protection (Annual Increase) Option  TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.20%         N/A             -4.28%
Putnam VT Global Asset Allocation - Class IB                                   -14.90%         N/A             -7.81%
Putnam VT Growth and Income - Class IB                                         -21.23%         N/A             -9.88%
Putnam VT Health Sciences - Class IB                                           -22.56%         N/A             -3.99%
Putnam VT High Yield - Class IB                                                -3.35%          N/A             -4.28%
Putnam VT Income - Class IB                                                     5.09%          N/A              2.82%
Putnam VT International Equity - Class IB                                      -19.94%         N/A             -6.56%
Putnam VT Investors - Class IB                                                 -26.02%         N/A             -16.57%
Putnam VT Money Market - Class IB                                              -1.47%          N/A              1.06%
Putnam VT New Opportunities - Class IB                                         -32.52%         N/A             -16.71%
Putnam VT New Value - Class IB                                                 -17.92%         N/A             -4.15%
Putnam VT Research - Class IB                                                  -24.38%         N/A             -10.93%
Putnam VT Utilities Growth and Income - Class IB                               -26.23%         N/A             -11.83%
Putnam VT Vista - Class IB                                                     -32.61%         N/A             -14.27%
Putnam VT Voyager - Class IB                                                   -28.62%         N/A             -12.15%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.85%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.69%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.59%
Mutual Shares Securities - Class II                                              N/A           N/A              2.59%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.67%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.10%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.56%
LSA Aggressive Growth                                                            N/A           N/A             -5.32%
LSA Equity Growth                                                                N/A           N/A             -0.52%
LSA Mid Cap Value                                                                N/A           N/A              9.60%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.05%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.83%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.96%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.12%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.89%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.31%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.86%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.54%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.87%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.73%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.64%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.93%




(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.29%         N/A             -4.37%
Putnam VT Global Asset Allocation - Class IB                                   -14.98%         N/A             -7.90%
Putnam VT Growth and Income - Class IB                                         -21.31%         N/A             -9.97%
Putnam VT Health Sciences - Class IB                                           -22.64%         N/A             -4.09%
Putnam VT High Yield - Class IB                                                -3.44%          N/A             -4.37%
Putnam VT Income - Class IB                                                     4.98%          N/A              2.71%
Putnam VT International Equity - Class IB                                      -20.02%         N/A             -6.65%
Putnam VT Investors - Class IB                                                 -26.09%         N/A             -16.65%
Putnam VT Money Market - Class IB                                              -1.57%          N/A              0.96%
Putnam VT New Opportunities - Class IB                                         -32.59%         N/A             -16.79%
Putnam VT New Value - Class IB                                                 -18.00%         N/A             -4.25%
Putnam VT Research - Class IB                                                  -24.46%         N/A             -11.02%
Putnam VT Utilities Growth and Income - Class IB                               -26.30%         N/A             -11.92%
Putnam VT Vista - Class IB                                                     -32.67%         N/A             -14.36%
Putnam VT Voyager - Class IB                                                   -28.69%         N/A             -12.24%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.83%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.66%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.57%
Mutual Shares Securities - Class II                                              N/A           N/A              2.57%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.65%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.08%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.53%
LSA Aggressive Growth                                                            N/A           N/A             -5.34%
LSA Equity Growth                                                                N/A           N/A             -0.54%
LSA Mid Cap Value                                                                N/A           N/A              9.58%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.07%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.81%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.93%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.10%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.86%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.29%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.84%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.56%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.85%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.75%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.64%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.91%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.33%         N/A             -4.42%
Putnam VT Global Asset Allocation - Class IB                                   -15.03%         N/A             -7.95%
Putnam VT Growth and Income - Class IB                                         -21.35%         N/A             -10.01%
Putnam VT Health Sciences - Class IB                                           -22.68%         N/A             -4.14%
Putnam VT High Yield - Class IB                                                -3.49%          N/A             -4.42%
Putnam VT Income - Class IB                                                     4.93%          N/A              2.66%
Putnam VT International Equity - Class IB                                      -20.06%         N/A             -6.70%
Putnam VT Investors - Class IB                                                 -26.13%         N/A             -16.70%
Putnam VT Money Market - Class IB                                              -1.62%          N/A              0.91%
Putnam VT New Opportunities - Class IB                                         -32.62%         N/A             -16.83%
Putnam VT New Value - Class IB                                                 -18.04%         N/A             -4.30%
Putnam VT Research - Class IB                                                  -24.50%         N/A             -11.06%
Putnam VT Utilities Growth and Income - Class IB                               -26.34%         N/A             -11.97%
Putnam VT Vista - Class IB                                                     -32.71%         N/A             -14.40%
Putnam VT Voyager - Class IB                                                   -28.73%         N/A             -12.29%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.82%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.65%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.56%
Mutual Shares Securities - Class II                                              N/A           N/A              2.56%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.64%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.07%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.52%
LSA Aggressive Growth                                                            N/A           N/A             -5.35%
LSA Equity Growth                                                                N/A           N/A             -0.55%
LSA Mid Cap Value                                                                N/A           N/A              9.56%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.08%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.80%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.92%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.09%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.85%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.27%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.82%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.57%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.84%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.75%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.64%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.90%




(With the MAV Death  Benefit  Option  and the  Enhanced  Beneficiary  Protection
(Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.11%         N/A             -4.18%
Putnam VT Global Asset Allocation - Class IB                                   -14.81%         N/A             -7.71%
Putnam VT Growth and Income - Class IB                                         -21.15%         N/A             -9.79%
Putnam VT Health Sciences - Class IB                                           -22.48%         N/A             -3.89%
Putnam VT High Yield - Class IB                                                -3.25%          N/A             -4.18%
Putnam VT Income - Class IB                                                     5.19%          N/A              2.92%
Putnam VT International Equity - Class IB                                      -19.86%         N/A             -6.46%
Putnam VT Investors - Class IB                                                 -25.94%         N/A             -16.48%
Putnam VT Money Market - Class IB                                              -1.37%          N/A              1.17%
Putnam VT New Opportunities - Class IB                                         -32.45%         N/A             -16.62%
Putnam VT New Value - Class IB                                                 -17.84%         N/A             -4.05%
Putnam VT Research - Class IB                                                  -24.31%         N/A             -10.84%
Putnam VT Utilities Growth and Income - Class IB                               -26.15%         N/A             -11.74%
Putnam VT Vista - Class IB                                                     -32.54%         N/A             -14.18%
Putnam VT Voyager - Class IB                                                   -28.55%         N/A             -12.07%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.88%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.71%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.62%
Mutual Shares Securities - Class II                                              N/A           N/A              2.61%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.70%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.12%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.58%
LSA Aggressive Growth                                                            N/A           N/A             -5.30%
LSA Equity Growth                                                                N/A           N/A             -0.50%
LSA Mid Cap Value                                                                N/A           N/A              9.62%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.02%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.85%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.98%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.14%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.91%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.33%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.88%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.52%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.90%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.72%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.63%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.94%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.42%         N/A             -4.52%
Putnam VT Global Asset Allocation - Class IB                                   -15.11%         N/A             -8.04%
Putnam VT Growth and Income - Class IB                                         -21.43%         N/A             -10.11%
Putnam VT Health Sciences - Class IB                                           -22.75%         N/A             -4.23%
Putnam VT High Yield - Class IB                                                -3.59%          N/A             -4.52%
Putnam VT Income - Class IB                                                     4.82%          N/A              2.56%
Putnam VT International Equity - Class IB                                      -20.14%         N/A             -6.79%
Putnam VT Investors - Class IB                                                 -26.20%         N/A             -16.78%
Putnam VT Money Market - Class IB                                              -1.72%          N/A              0.81%
Putnam VT New Opportunities - Class IB                                         -32.69%         N/A             -16.92%
Putnam VT New Value - Class IB                                                 -18.12%         N/A             -4.39%
Putnam VT Research - Class IB                                                  -24.57%         N/A             -11.15%
Putnam VT Utilities Growth and Income - Class IB                               -26.41%         N/A             -12.06%
Putnam VT Vista - Class IB                                                     -32.78%         N/A             -14.49%
Putnam VT Voyager - Class IB                                                   -28.80%         N/A             -12.38%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.80%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.63%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.53%
Mutual Shares Securities - Class II                                              N/A           N/A              2.54%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.61%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.04%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.50%
LSA Aggressive Growth                                                            N/A           N/A             -5.37%
LSA Equity Growth                                                                N/A           N/A             -0.57%
LSA Mid Cap Value                                                                N/A           N/A              9.54%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.10%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.78%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.90%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.07%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.83%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.25%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.80%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.59%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.82%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.76%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.64%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.89%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.74%         N/A             -4.86%
Putnam VT Global Asset Allocation - Class IB                                   -15.41%         N/A             -8.37%
Putnam VT Growth and Income - Class IB                                         -21.71%         N/A             -10.43%
Putnam VT Health Sciences - Class IB                                           -23.03%         N/A             -4.57%
Putnam VT High Yield - Class IB                                                -3.93%          N/A             -4.86%
Putnam VT Income - Class IB                                                     4.46%          N/A              2.20%
Putnam VT International Equity - Class IB                                      -20.42%         N/A             -7.12%
Putnam VT Investors - Class IB                                                 -26.46%         N/A             -17.08%
Putnam VT Money Market - Class IB                                              -2.06%          N/A              0.45%
Putnam VT New Opportunities - Class IB                                         -32.93%         N/A             -17.21%
Putnam VT New Value - Class IB                                                 -18.41%         N/A             -4.73%
Putnam VT Research - Class IB                                                  -24.84%         N/A             -11.47%
Putnam VT Utilities Growth and Income - Class IB                               -26.67%         N/A             -12.37%
Putnam VT Vista - Class IB                                                     -33.01%         N/A             -14.79%
Putnam VT Voyager - Class IB                                                   -29.05%         N/A             -12.69%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.72%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.54%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.45%
Mutual Shares Securities - Class II                                              N/A           N/A              2.46%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.53%
Templeton Foreign Securities - Class 2                                           N/A           N/A              3.97%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.42%
LSA Aggressive Growth                                                            N/A           N/A             -5.44%
LSA Equity Growth                                                                N/A           N/A             -0.64%
LSA Mid Cap Value                                                                N/A           N/A              9.46%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.18%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.70%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.82%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              0.99%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.75%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.17%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.72%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.66%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.74%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.81%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.66%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.83%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 - 79 on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.56%         N/A             -4.66%
Putnam VT Global Asset Allocation - Class IB                                   -15.24%         N/A             -8.18%
Putnam VT Growth and Income - Class IB                                         -21.55%         N/A             -10.24%
Putnam VT Health Sciences - Class IB                                           -22.87%         N/A             -4.38%
Putnam VT High Yield - Class IB                                                -3.73%          N/A             -4.66%
Putnam VT Income - Class IB                                                     4.67%          N/A              2.40%
Putnam VT International Equity - Class IB                                      -20.26%         N/A             -6.93%
Putnam VT Investors - Class IB                                                 -26.31%         N/A             -16.91%
Putnam VT Money Market - Class IB                                              -1.86%          N/A              0.66%
Putnam VT New Opportunities - Class IB                                         -32.79%         N/A             -17.04%
Putnam VT New Value - Class IB                                                 -18.25%         N/A             -4.54%
Putnam VT Research - Class IB                                                  -24.69%         N/A             -11.29%
Putnam VT Utilities Growth and Income - Class IB                               -26.52%         N/A             -12.19%
Putnam VT Vista - Class IB                                                     -32.88%         N/A             -14.62%
Putnam VT Voyager - Class IB                                                   -28.91%         N/A             -12.51%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.76%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.59%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.50%
Mutual Shares Securities - Class II                                              N/A           N/A              2.50%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.58%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.01%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.46%
LSA Aggressive Growth                                                            N/A           N/A             -5.40%
LSA Equity Growth                                                                N/A           N/A             -0.60%
LSA Mid Cap Value                                                                N/A           N/A              9.50%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.13%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.74%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.87%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.03%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.80%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.22%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.77%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.62%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.78%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.78%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.65%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.86%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.47%         N/A             -4.57%
Putnam VT Global Asset Allocation - Class IB                                   -15.15%         N/A             -8.09%
Putnam VT Growth and Income - Class IB                                         -21.47%         N/A             -10.15%
Putnam VT Health Sciences - Class IB                                           -22.79%         N/A             -4.28%
Putnam VT High Yield - Class IB                                                -3.64%          N/A             -4.57%
Putnam VT Income - Class IB                                                     4.77%          N/A              2.51%
Putnam VT International Equity - Class IB                                      -20.18%         N/A             -6.84%
Putnam VT Investors - Class IB                                                 -26.24%         N/A             -16.82%
Putnam VT Money Market - Class IB                                              -1.77%          N/A              0.76%
Putnam VT New Opportunities - Class IB                                         -32.73%         N/A             -16.96%
Putnam VT New Value - Class IB                                                 -18.17%         N/A             -4.44%
Putnam VT Research - Class IB                                                  -24.61%         N/A             -11.20%
Putnam VT Utilities Growth and Income - Class IB                               -26.45%         N/A             -12.10%
Putnam VT Vista - Class IB                                                     -32.81%         N/A             -14.53%
Putnam VT Voyager - Class IB                                                   -28.84%         N/A             -12.42%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.78%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.62%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.52%
Mutual Shares Securities - Class II                                              N/A           N/A              2.53%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.60%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.03%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.49%
LSA Aggressive Growth                                                            N/A           N/A             -5.38%
LSA Equity Growth                                                                N/A           N/A             -0.58%
LSA Mid Cap Value                                                                N/A           N/A              9.53%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.11%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.77%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.89%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.05%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.82%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.24%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.79%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.60%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.80%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.77%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.65%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.88%


(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))


                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -11.60%         N/A             -4.71%
Putnam VT Global Asset Allocation - Class IB                                   -15.28%         N/A             -8.23%
Putnam VT Growth and Income - Class IB                                         -21.59%         N/A             -10.29%
Putnam VT Health Sciences - Class IB                                           -22.91%         N/A             -4.43%
Putnam VT High Yield - Class IB                                                -3.78%          N/A             -4.71%
Putnam VT Income - Class IB                                                     4.61%          N/A              2.35%
Putnam VT International Equity - Class IB                                      -20.30%         N/A             -6.98%
Putnam VT Investors - Class IB                                                 -26.35%         N/A             -16.95%
Putnam VT Money Market - Class IB                                              -1.91%          N/A              0.61%
Putnam VT New Opportunities - Class IB                                         -32.83%         N/A             -17.09%
Putnam VT New Value - Class IB                                                 -18.29%         N/A             -4.59%
Putnam VT Research - Class IB                                                  -24.73%         N/A             -11.33%
Putnam VT Utilities Growth and Income - Class IB                               -26.56%         N/A             -12.24%
Putnam VT Vista - Class IB                                                     -32.91%         N/A             -14.66%
Putnam VT Voyager - Class IB                                                   -28.94%         N/A             -12.56%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              7.75%
Franklin Small Cap - Class 2                                                     N/A           N/A             14.58%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A             11.49%
Mutual Shares Securities - Class II                                              N/A           N/A              2.49%
Templeton Developing Markets Securities - Class 2                                N/A           N/A             11.56%
Templeton Foreign Securities - Class 2                                           N/A           N/A              4.00%
Templeton Global Income Securities - Class 2                                     N/A           N/A              6.45%
LSA Aggressive Growth                                                            N/A           N/A             -5.41%
LSA Equity Growth                                                                N/A           N/A             -0.61%
LSA Mid Cap Value                                                                N/A           N/A              9.49%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -0.14%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A              0.73%
Oppenheimer High Income - Service Shares                                         N/A           N/A              5.85%
Oppenheimer Main Street - Service Shares                                         N/A           N/A              1.02%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A              2.79%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              6.21%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A              4.76%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -6.63%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              5.77%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -2.79%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -0.65%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A              1.85%






Preferred 3

(Without any optional benefits TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                                  1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -15.94%         N/A             -3.89%
Putnam VT Global Asset Allocation - Class IB                                   -19.65%         N/A             -7.43%
Putnam VT Growth and Income - Class IB                                         -26.01%         N/A             -9.51%
Putnam VT Health Sciences - Class IB                                           -27.35%         N/A             -3.60%
Putnam VT High Yield - Class IB                                                -8.06%          N/A             -3.89%
Putnam VT Income - Class IB                                                     0.41%          N/A              3.24%
Putnam VT International Equity - Class IB                                      -24.72%         N/A             -6.18%
Putnam VT Investors - Class IB                                                 -30.82%         N/A             -16.23%
Putnam VT Money Market - Class IB                                              -6.17%          N/A              1.47%
Putnam VT New Opportunities - Class IB                                         -37.35%         N/A             -16.36%
Putnam VT New Value - Class IB                                                 -22.69%         N/A             -3.76%
Putnam VT Research - Class IB                                                  -29.18%         N/A             -10.56%
Putnam VT Utilities Growth and Income - Class IB                               -31.03%         N/A             -11.47%
Putnam VT Vista - Class IB                                                     -37.43%         N/A             -13.92%
Putnam VT Voyager - Class IB                                                   -33.43%         N/A             -11.80%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.00%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.84%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.74%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.27%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.82%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.76%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.70%
LSA Aggressive Growth                                                            N/A           N/A             -11.19%
LSA Equity Growth                                                                N/A           N/A             -6.38%
LSA Mid Cap Value                                                                N/A           N/A              3.74%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.91%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.03%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.10%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.74%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.98%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.45%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.00%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.41%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.01%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.63%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.96%



(With the MAV Death Benefit Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.12%         N/A             -4.08%
Putnam VT Global Asset Allocation - Class IB                                   -19.83%         N/A             -7.62%
Putnam VT Growth and Income - Class IB                                         -26.17%         N/A             -9.69%
Putnam VT Health Sciences - Class IB                                           -27.50%         N/A             -3.80%
Putnam VT High Yield - Class IB                                                -8.25%          N/A             -4.08%
Putnam VT Income - Class IB                                                     0.20%          N/A              3.03%
Putnam VT International Equity - Class IB                                      -24.88%         N/A             -6.37%
Putnam VT Investors - Class IB                                                 -30.97%         N/A             -16.40%
Putnam VT Money Market - Class IB                                              -6.37%          N/A              1.27%
Putnam VT New Opportunities - Class IB                                         -37.48%         N/A             -16.53%
Putnam VT New Value - Class IB                                                 -22.85%         N/A             -3.96%
Putnam VT Research - Class IB                                                  -29.33%         N/A             -10.75%
Putnam VT Utilities Growth and Income - Class IB                               -31.18%         N/A             -11.65%
Putnam VT Vista - Class IB                                                     -37.57%         N/A             -14.10%
Putnam VT Voyager - Class IB                                                   -33.58%         N/A             -11.98%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.95%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.79%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.69%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.31%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.77%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.81%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.65%
LSA Aggressive Growth                                                            N/A           N/A             -11.23%
LSA Equity Growth                                                                N/A           N/A             -6.42%
LSA Mid Cap Value                                                                N/A           N/A              3.70%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.95%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.08%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.05%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.79%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.02%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.40%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.05%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.45%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.03%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.66%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.99%



(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.17%         N/A             -4.13%
Putnam VT Global Asset Allocation - Class IB                                   -19.87%         N/A             -7.67%
Putnam VT Growth and Income - Class IB                                         -26.21%         N/A             -9.74%
Putnam VT Health Sciences - Class IB                                           -27.54%         N/A             -3.85%
Putnam VT High Yield - Class IB                                                -8.30%          N/A             -4.13%
Putnam VT Income - Class IB                                                     0.15%          N/A              2.97%
Putnam VT International Equity - Class IB                                      -24.92%         N/A             -6.41%
Putnam VT Investors - Class IB                                                 -31.00%         N/A             -16.44%
Putnam VT Money Market - Class IB                                              -6.42%          N/A              1.22%
Putnam VT New Opportunities - Class IB                                         -37.52%         N/A             -16.58%
Putnam VT New Value - Class IB                                                 -22.89%         N/A             -4.01%
Putnam VT Research - Class IB                                                  -29.37%         N/A             -10.79%
Putnam VT Utilities Growth and Income - Class IB                               -31.21%         N/A             -11.70%
Putnam VT Vista - Class IB                                                     -37.60%         N/A             -14.14%
Putnam VT Voyager - Class IB                                                   -33.61%         N/A             -12.02%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.94%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.78%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.68%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.32%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.76%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.82%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.64%
LSA Aggressive Growth                                                            N/A           N/A             -11.24%
LSA Equity Growth                                                                N/A           N/A             -6.43%
LSA Mid Cap Value                                                                N/A           N/A              3.68%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.96%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.09%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.04%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.80%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.03%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.39%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.06%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.46%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.04%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.67%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.00%




(With the Enhanced Beneficiary Protection (Annual Increase) Option TrueReturn Option)

                                                                                                    10 Year or Since
Variable Sub-Account                                                          1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.21%         N/A             -4.18%
Putnam VT Global Asset Allocation - Class IB                                   -19.91%         N/A             -7.71%
Putnam VT Growth and Income - Class IB                                         -26.25%         N/A             -9.79%
Putnam VT Health Sciences - Class IB                                           -27.58%         N/A             -3.89%
Putnam VT High Yield - Class IB                                                -8.35%          N/A             -4.18%
Putnam VT Income - Class IB                                                     0.09%          N/A              2.92%
Putnam VT International Equity - Class IB                                      -24.96%         N/A             -6.46%
Putnam VT Investors - Class IB                                                 -31.04%         N/A             -16.48%
Putnam VT Money Market - Class IB                                              -6.47%          N/A              1.17%
Putnam VT New Opportunities - Class IB                                         -37.55%         N/A             -16.62%
Putnam VT New Value - Class IB                                                 -22.94%         N/A             -4.05%
Putnam VT Research - Class IB                                                  -29.41%         N/A             -10.84%
Putnam VT Utilities Growth and Income - Class IB                               -31.25%         N/A             -11.74%
Putnam VT Vista - Class IB                                                     -37.64%         N/A             -14.18%
Putnam VT Voyager - Class IB                                                   -33.65%         N/A             -12.07%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.93%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.76%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.67%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.34%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.75%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.83%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.63%
LSA Aggressive Growth                                                            N/A           N/A             -11.25%
LSA Equity Growth                                                                N/A           N/A             -6.45%
LSA Mid Cap Value                                                                N/A           N/A              3.67%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.97%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.10%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.03%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.81%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.04%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.38%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.07%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.47%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.05%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.67%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.01%



(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.30%         N/A             -4.28%
Putnam VT Global Asset Allocation - Class IB                                   -20.00%         N/A             -7.81%
Putnam VT Growth and Income - Class IB                                         -26.33%         N/A             -9.88%
Putnam VT Health Sciences - Class IB                                           -27.66%         N/A             -3.99%
Putnam VT High Yield - Class IB                                                -8.45%          N/A             -4.28%
Putnam VT Income - Class IB                                                    -0.01%          N/A              2.82%
Putnam VT International Equity - Class IB                                      -25.04%         N/A             -6.56%
Putnam VT Investors - Class IB                                                 -31.12%         N/A             -16.57%
Putnam VT Money Market - Class IB                                              -6.57%          N/A              1.06%
Putnam VT New Opportunities - Class IB                                         -37.62%         N/A             -16.71%
Putnam VT New Value - Class IB                                                 -23.02%         N/A             -4.15%
Putnam VT Research - Class IB                                                  -29.48%         N/A             -10.93%
Putnam VT Utilities Growth and Income - Class IB                               -31.33%         N/A             -11.83%
Putnam VT Vista - Class IB                                                     -37.71%         N/A             -14.27%
Putnam VT Voyager - Class IB                                                   -33.72%         N/A             -12.15%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.90%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.74%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.64%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.36%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.72%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.85%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.61%
LSA Aggressive Growth                                                            N/A           N/A             -11.27%
LSA Equity Growth                                                                N/A           N/A             -6.47%
LSA Mid Cap Value                                                                N/A           N/A              3.65%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.00%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.12%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.01%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.83%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.06%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.36%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.09%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.49%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.08%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.68%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.02%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.35%         N/A             -4.32%
Putnam VT Global Asset Allocation - Class IB                                   -20.04%         N/A             -7.85%
Putnam VT Growth and Income - Class IB                                         -26.37%         N/A             -9.92%
Putnam VT Health Sciences - Class IB                                           -27.70%         N/A             -4.04%
Putnam VT High Yield - Class IB                                                -8.49%          N/A             -4.32%
Putnam VT Income - Class IB                                                    -0.06%          N/A              2.77%
Putnam VT International Equity - Class IB                                      -25.08%         N/A             -6.60%
Putnam VT Investors - Class IB                                                 -31.15%         N/A             -16.61%
Putnam VT Money Market - Class IB                                              -6.62%          N/A              1.01%
Putnam VT New Opportunities - Class IB                                         -37.66%         N/A             -16.75%
Putnam VT New Value - Class IB                                                 -23.06%         N/A             -4.20%
Putnam VT Research - Class IB                                                  -29.52%         N/A             -10.97%
Putnam VT Utilities Growth and Income - Class IB                               -31.36%         N/A             -11.88%
Putnam VT Vista - Class IB                                                     -37.74%         N/A             -14.31%
Putnam VT Voyager - Class IB                                                   -33.76%         N/A             -12.20%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.89%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.73%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.63%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.37%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.71%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.86%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.59%
LSA Aggressive Growth                                                            N/A           N/A             -11.28%
LSA Equity Growth                                                                N/A           N/A             -6.48%
LSA Mid Cap Value                                                                N/A           N/A              3.64%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.01%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.13%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.00%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.84%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.08%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.35%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.10%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.50%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.09%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.69%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.03%


(Withthe  MAV Death  Benefit  Option  and the  Enhanced  Beneficiary  Protection
(Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.39%         N/A             -4.37%
Putnam VT Global Asset Allocation - Class IB                                   -20.08%         N/A             -7.90%
Putnam VT Growth and Income - Class IB                                         -26.41%         N/A             -9.97%
Putnam VT Health Sciences - Class IB                                           -27.74%         N/A             -4.09%
Putnam VT High Yield - Class IB                                                -8.54%          N/A             -4.37%
Putnam VT Income - Class IB                                                    -0.12%          N/A              2.71%
Putnam VT International Equity - Class IB                                      -25.12%         N/A             -6.65%
Putnam VT Investors - Class IB                                                 -31.19%         N/A             -16.65%
Putnam VT Money Market - Class IB                                              -6.67%          N/A              0.96%
Putnam VT New Opportunities - Class IB                                         -37.69%         N/A             -16.79%
Putnam VT New Value - Class IB                                                 -23.10%         N/A             -4.25%
Putnam VT Research - Class IB                                                  -29.56%         N/A             -11.02%
Putnam VT Utilities Growth and Income - Class IB                               -31.40%         N/A             -11.92%
Putnam VT Vista - Class IB                                                     -37.77%         N/A             -14.36%
Putnam VT Voyager - Class IB                                                   -33.79%         N/A             -12.24%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.88%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.71%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.62%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.38%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.70%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.87%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.58%
LSA Aggressive Growth                                                            N/A           N/A             -11.29%
LSA Equity Growth                                                                N/A           N/A             -6.49%
LSA Mid Cap Value                                                                N/A           N/A              3.63%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.02%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.14%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.85%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.09%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.34%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.11%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.51%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.10%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.70%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.04%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.43%         N/A             -4.42%
Putnam VT Global Asset Allocation - Class IB                                   -20.13%         N/A             -7.95%
Putnam VT Growth and Income - Class IB                                         -26.45%         N/A             -10.01%
Putnam VT Health Sciences - Class IB                                           -27.78%         N/A             -4.14%
Putnam VT High Yield - Class IB                                                -8.59%          N/A             -4.42%
Putnam VT Income - Class IB                                                    -0.17%          N/A              2.66%
Putnam VT International Equity - Class IB                                      -25.16%         N/A             -6.70%
Putnam VT Investors - Class IB                                                 -31.23%         N/A             -16.70%
Putnam VT Money Market - Class IB                                              -6.72%          N/A              0.91%
Putnam VT New Opportunities - Class IB                                         -37.72%         N/A             -16.83%
Putnam VT New Value - Class IB                                                 -23.14%         N/A             -4.30%
Putnam VT Research - Class IB                                                  -29.60%         N/A             -11.06%
Putnam VT Utilities Growth and Income - Class IB                               -31.44%         N/A             -11.97%
Putnam VT Vista - Class IB                                                     -37.81%         N/A             -14.40%
Putnam VT Voyager - Class IB                                                   -33.83%         N/A             -12.29%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.87%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.70%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.61%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.39%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.69%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.88%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.57%
LSA Aggressive Growth                                                            N/A           N/A             -11.30%
LSA Equity Growth                                                                N/A           N/A             -6.50%
LSA Mid Cap Value                                                                N/A           N/A              3.61%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.03%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.15%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.03%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.86%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.10%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.32%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.13%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.52%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.11%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.70%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.05%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.48%         N/A             -4.47%
Putnam VT Global Asset Allocation - Class IB                                   -20.17%         N/A             -7.99%
Putnam VT Growth and Income - Class IB                                         -26.49%         N/A             -10.06%
Putnam VT Health Sciences - Class IB                                           -27.82%         N/A             -4.19%
Putnam VT High Yield - Class IB                                                -8.64%          N/A             -4.47%
Putnam VT Income - Class IB                                                    -0.22%          N/A              2.61%
Putnam VT International Equity - Class IB                                      -25.20%         N/A             -6.74%
Putnam VT Investors - Class IB                                                 -31.27%         N/A             -16.74%
Putnam VT Money Market - Class IB                                              -6.77%          N/A              0.86%
Putnam VT New Opportunities - Class IB                                         -37.76%         N/A             -16.87%
Putnam VT New Value - Class IB                                                 -23.18%         N/A             -4.35%
Putnam VT Research - Class IB                                                  -29.64%         N/A             -11.11%
Putnam VT Utilities Growth and Income - Class IB                               -31.47%         N/A             -12.01%
Putnam VT Vista - Class IB                                                     -37.84%         N/A             -14.44%
Putnam VT Voyager - Class IB                                                   -33.86%         N/A             -12.33%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.86%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.69%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.60%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.40%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.67%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.90%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.56%
LSA Aggressive Growth                                                            N/A           N/A             -11.31%
LSA Equity Growth                                                                N/A           N/A             -6.51%
LSA Mid Cap Value                                                                N/A           N/A              3.60%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.04%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.16%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.04%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.87%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.11%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.31%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.14%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.53%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.12%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.71%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.06%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 - 79 on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.57%         N/A             -4.57%
Putnam VT Global Asset Allocation - Class IB                                   -20.25%         N/A             -8.09%
Putnam VT Growth and Income - Class IB                                         -26.57%         N/A             -10.15%
Putnam VT Health Sciences - Class IB                                           -27.89%         N/A             -4.28%
Putnam VT High Yield - Class IB                                                -8.74%          N/A             -4.57%
Putnam VT Income - Class IB                                                    -0.33%          N/A              2.51%
Putnam VT International Equity - Class IB                                      -25.28%         N/A             -6.84%
Putnam VT Investors - Class IB                                                 -31.34%         N/A             -16.82%
Putnam VT Money Market - Class IB                                              -6.87%          N/A              0.76%
Putnam VT New Opportunities - Class IB                                         -37.83%         N/A             -16.96%
Putnam VT New Value - Class IB                                                 -23.27%         N/A             -4.44%
Putnam VT Research - Class IB                                                  -29.71%         N/A             -11.20%
Putnam VT Utilities Growth and Income - Class IB                               -31.55%         N/A             -12.10%
Putnam VT Vista - Class IB                                                     -37.91%         N/A             -14.53%
Putnam VT Voyager - Class IB                                                   -33.94%         N/A             -12.42%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.83%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.67%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.57%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.42%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.65%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.92%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.54%
LSA Aggressive Growth                                                            N/A           N/A             -11.33%
LSA Equity Growth                                                                N/A           N/A             -6.53%
LSA Mid Cap Value                                                                N/A           N/A              3.58%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.06%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.18%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.06%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.90%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.13%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.29%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.16%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.55%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.15%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.72%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.60%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.07%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))


                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.61%         N/A             -4.61%
Putnam VT Global Asset Allocation - Class IB                                   -20.30%         N/A             -8.13%
Putnam VT Growth and Income - Class IB                                         -26.61%         N/A             -10.20%
Putnam VT Health Sciences - Class IB                                           -27.93%         N/A             -4.33%
Putnam VT High Yield - Class IB                                                -8.78%          N/A             -4.61%
Putnam VT Income - Class IB                                                    -0.38%          N/A              2.45%
Putnam VT International Equity - Class IB                                      -25.32%         N/A             -6.89%
Putnam VT Investors - Class IB                                                 -31.38%         N/A             -16.87%
Putnam VT Money Market - Class IB                                              -6.91%          N/A              0.71%
Putnam VT New Opportunities - Class IB                                         -37.86%         N/A             -17.00%
Putnam VT New Value - Class IB                                                 -23.31%         N/A             -4.49%
Putnam VT Research - Class IB                                                  -29.75%         N/A             -11.24%
Putnam VT Utilities Growth and Income - Class IB                               -31.59%         N/A             -12.15%
Putnam VT Vista - Class IB                                                     -37.94%         N/A             -14.58%
Putnam VT Voyager - Class IB                                                   -33.97%         N/A             -12.47%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.82%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.65%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.56%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.43%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.64%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.93%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.53%
LSA Aggressive Growth                                                            N/A           N/A             -11.34%
LSA Equity Growth                                                                N/A           N/A             -6.54%
LSA Mid Cap Value                                                                N/A           N/A              3.57%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.07%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.20%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.07%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.91%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.14%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.28%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.17%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.56%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.16%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.73%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.60%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.08%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.75%         N/A             -4.76%
Putnam VT Global Asset Allocation - Class IB                                   -20.43%         N/A             -8.27%
Putnam VT Growth and Income - Class IB                                         -26.73%         N/A             -10.33%
Putnam VT Health Sciences - Class IB                                           -28.05%         N/A             -4.48%
Putnam VT High Yield - Class IB                                                -8.93%          N/A             -4.76%
Putnam VT Income - Class IB                                                    -0.54%          N/A              2.30%
Putnam VT International Equity - Class IB                                      -25.44%         N/A             -7.03%
Putnam VT Investors - Class IB                                                 -31.49%         N/A             -16.99%
Putnam VT Money Market - Class IB                                              -7.06%          N/A              0.55%
Putnam VT New Opportunities - Class IB                                         -37.96%         N/A             -17.13%
Putnam VT New Value - Class IB                                                 -23.43%         N/A             -4.64%
Putnam VT Research - Class IB                                                  -29.86%         N/A             -11.38%
Putnam VT Utilities Growth and Income - Class IB                               -31.70%         N/A             -12.28%
Putnam VT Vista - Class IB                                                     -38.05%         N/A             -14.71%
Putnam VT Voyager - Class IB                                                   -34.08%         N/A             -12.60%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.79%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.62%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.52%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.47%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.60%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.96%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.49%
LSA Aggressive Growth                                                            N/A           N/A             -11.37%
LSA Equity Growth                                                                N/A           N/A             -6.57%
LSA Mid Cap Value                                                                N/A           N/A              3.53%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.10%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.23%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.11%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.94%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.18%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.24%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.20%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.59%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.19%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.75%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.60%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.10%


Preferred 5

(Without any optional benefits TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -15.85%         N/A             -4.83%
Putnam VT Global Asset Allocation - Class IB                                   -19.57%         N/A             -8.49%
Putnam VT Growth and Income - Class IB                                         -25.93%         N/A             -10.65%
Putnam VT Health Sciences - Class IB                                           -27.27%         N/A             -4.54%
Putnam VT High Yield - Class IB                                                -7.96%          N/A             -4.83%
Putnam VT Income - Class IB                                                     0.52%          N/A              2.48%
Putnam VT International Equity - Class IB                                      -24.64%         N/A             -7.19%
Putnam VT Investors - Class IB                                                 -30.74%         N/A             -17.66%
Putnam VT Money Market - Class IB                                              -6.07%          N/A              0.68%
Putnam VT New Opportunities - Class IB                                         -37.28%         N/A             -17.80%
Putnam VT New Value - Class IB                                                 -22.60%         N/A             -4.70%
Putnam VT Research - Class IB                                                  -29.10%         N/A             -11.74%
Putnam VT Utilities Growth and Income - Class IB                               -30.95%         N/A             -12.69%
Putnam VT Vista - Class IB                                                     -37.36%         N/A             -15.24%
Putnam VT Voyager - Class IB                                                   -33.36%         N/A             -13.02%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              2.02%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.86%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.76%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.25%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.84%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.74%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.72%
LSA Aggressive Growth                                                            N/A           N/A             -11.17%
LSA Equity Growth                                                                N/A           N/A             -6.36%
LSA Mid Cap Value                                                                N/A           N/A              3.77%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.89%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.01%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.12%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.72%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -2.95%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.47%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -0.98%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.39%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A              0.04%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.62%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.57%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.95%



(With the MAV Death Benefit Option TrueReturn Option)
                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.03%         N/A             -5.03%
Putnam VT Global Asset Allocation - Class IB                                   -19.74%         N/A             -8.69%
Putnam VT Growth and Income - Class IB                                         -26.09%         N/A             -10.84%
Putnam VT Health Sciences - Class IB                                           -27.42%         N/A             -4.74%
Putnam VT High Yield - Class IB                                                -8.15%          N/A             -5.03%
Putnam VT Income - Class IB                                                     0.31%          N/A              2.27%
Putnam VT International Equity - Class IB                                      -24.80%         N/A             -7.39%
Putnam VT Investors - Class IB                                                 -30.89%         N/A             -17.84%
Putnam VT Money Market - Class IB                                              -6.27%          N/A              0.47%
Putnam VT New Opportunities - Class IB                                         -37.42%         N/A             -17.98%
Putnam VT New Value - Class IB                                                 -22.77%         N/A             -4.90%
Putnam VT Research - Class IB                                                  -29.25%         N/A             -11.93%
Putnam VT Utilities Growth and Income - Class IB                               -31.10%         N/A             -12.88%
Putnam VT Vista - Class IB                                                     -37.50%         N/A             -15.42%
Putnam VT Voyager - Class IB                                                   -33.50%         N/A             -13.21%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.97%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.81%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.72%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.29%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.79%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.78%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.67%
LSA Aggressive Growth                                                            N/A           N/A             -11.21%
LSA Equity Growth                                                                N/A           N/A             -6.40%
LSA Mid Cap Value                                                                N/A           N/A              3.72%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.93%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.05%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.08%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.76%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.00%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.43%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.02%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.43%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.01%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.65%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.98%



(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.08%         N/A             -5.08%
Putnam VT Global Asset Allocation - Class IB                                   -19.78%         N/A             -8.74%
Putnam VT Growth and Income - Class IB                                         -26.13%         N/A             -10.88%
Putnam VT Health Sciences - Class IB                                           -27.46%         N/A             -4.79%
Putnam VT High Yield - Class IB                                                -8.20%          N/A             -5.08%
Putnam VT Income - Class IB                                                     0.25%          N/A              2.22%
Putnam VT International Equity - Class IB                                      -24.84%         N/A             -7.44%
Putnam VT Investors - Class IB                                                 -30.93%         N/A             -17.89%
Putnam VT Money Market - Class IB                                              -6.32%          N/A              0.42%
Putnam VT New Opportunities - Class IB                                         -37.45%         N/A             -18.03%
Putnam VT New Value - Class IB                                                 -22.81%         N/A             -4.95%
Putnam VT Research - Class IB                                                  -29.29%         N/A             -11.98%
Putnam VT Utilities Growth and Income - Class IB                               -31.14%         N/A             -12.92%
Putnam VT Vista - Class IB                                                     -37.53%         N/A             -15.47%
Putnam VT Voyager - Class IB                                                   -33.54%         N/A             -13.26%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.96%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.80%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.70%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.30%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.78%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.79%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.66%
LSA Aggressive Growth                                                            N/A           N/A             -11.22%
LSA Equity Growth                                                                N/A           N/A             -6.41%
LSA Mid Cap Value                                                                N/A           N/A              3.71%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.94%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.07%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.06%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.78%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.01%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.42%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.04%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.44%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.02%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.65%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.99%



(With the Enhanced Beneficiary Protection (Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.12%         N/A             -5.13%
Putnam VT Global Asset Allocation - Class IB                                   -19.83%         N/A             -8.78%
Putnam VT Growth and Income - Class IB                                         -26.17%         N/A             -10.93%
Putnam VT Health Sciences - Class IB                                           -27.50%         N/A             -4.84%
Putnam VT High Yield - Class IB                                                -8.25%          N/A             -5.13%
Putnam VT Income - Class IB                                                     0.20%          N/A              2.16%
Putnam VT International Equity - Class IB                                      -24.88%         N/A             -7.49%
Putnam VT Investors - Class IB                                                 -30.97%         N/A             -17.93%
Putnam VT Money Market - Class IB                                              -6.37%          N/A              0.36%
Putnam VT New Opportunities - Class IB                                         -37.48%         N/A             -18.07%
Putnam VT New Value - Class IB                                                 -22.85%         N/A             -5.00%
Putnam VT Research - Class IB                                                  -29.33%         N/A             -12.02%
Putnam VT Utilities Growth and Income - Class IB                               -31.18%         N/A             -12.97%
Putnam VT Vista - Class IB                                                     -37.57%         N/A             -15.52%
Putnam VT Voyager - Class IB                                                   -33.58%         N/A             -13.30%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.95%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.79%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.69%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.31%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.77%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.81%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.65%
LSA Aggressive Growth                                                            N/A           N/A             -11.23%
LSA Equity Growth                                                                N/A           N/A             -6.42%
LSA Mid Cap Value                                                                N/A           N/A              3.70%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.95%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.08%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.05%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.79%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.02%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.40%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.05%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.45%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.03%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.66%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -3.99%




(With the Earnings Protection Death Benefit Option TrueReturn Option
(assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.21%         N/A             -5.23%
Putnam VT Global Asset Allocation - Class IB                                   -19.91%         N/A             -8.88%
Putnam VT Growth and Income - Class IB                                         -26.25%         N/A             -11.03%
Putnam VT Health Sciences - Class IB                                           -27.58%         N/A             -4.94%
Putnam VT High Yield - Class IB                                                -8.35%          N/A             -5.23%
Putnam VT Income - Class IB                                                     0.09%          N/A              2.06%
Putnam VT International Equity - Class IB                                      -24.96%         N/A             -7.58%
Putnam VT Investors - Class IB                                                 -31.04%         N/A             -18.02%
Putnam VT Money Market - Class IB                                              -6.47%          N/A              0.26%
Putnam VT New Opportunities - Class IB                                         -37.55%         N/A             -18.16%
Putnam VT New Value - Class IB                                                 -22.94%         N/A             -5.10%
Putnam VT Research - Class IB                                                  -29.41%         N/A             -12.12%
Putnam VT Utilities Growth and Income - Class IB                               -31.25%         N/A             -13.06%
Putnam VT Vista - Class IB                                                     -37.64%         N/A             -15.61%
Putnam VT Voyager - Class IB                                                   -33.65%         N/A             -13.40%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.93%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.76%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.67%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.34%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.75%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.83%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.63%
LSA Aggressive Growth                                                            N/A           N/A             -11.25%
LSA Equity Growth                                                                N/A           N/A             -6.45%
LSA Mid Cap Value                                                                N/A           N/A              3.67%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.97%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.10%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.03%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.81%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.04%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.38%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.07%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.47%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.05%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.67%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.01%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is 70 or younger on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.26%         N/A             -5.28%
Putnam VT Global Asset Allocation - Class IB                                   -19.96%         N/A             -8.93%
Putnam VT Growth and Income - Class IB                                         -26.29%         N/A             -11.07%
Putnam VT Health Sciences - Class IB                                           -27.62%         N/A             -4.99%
Putnam VT High Yield - Class IB                                                -8.40%          N/A             -5.28%
Putnam VT Income - Class IB                                                     0.04%          N/A              2.00%
Putnam VT International Equity - Class IB                                      -25.00%         N/A             -7.63%
Putnam VT Investors - Class IB                                                 -31.08%         N/A             -18.06%
Putnam VT Money Market - Class IB                                              -6.52%          N/A              0.21%
Putnam VT New Opportunities - Class IB                                         -37.59%         N/A             -18.21%
Putnam VT New Value - Class IB                                                 -22.98%         N/A             -5.15%
Putnam VT Research - Class IB                                                  -29.44%         N/A             -12.17%
Putnam VT Utilities Growth and Income - Class IB                               -31.29%         N/A             -13.11%
Putnam VT Vista - Class IB                                                     -37.67%         N/A             -15.65%
Putnam VT Voyager - Class IB                                                   -33.68%         N/A             -13.44%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.92%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.75%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.66%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.35%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.73%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.84%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.62%
LSA Aggressive Growth                                                            N/A           N/A             -11.26%
LSA Equity Growth                                                                N/A           N/A             -6.46%
LSA Mid Cap Value                                                                N/A           N/A              3.66%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -5.99%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.11%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.82%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.05%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.37%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.08%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.48%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.07%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.68%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.58%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.02%




(With the MAV Death  Benefit  Option  and the  Enhanced  Beneficiary  Protection
(Annual Increase) Option TrueReturn Option)

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.30%         N/A             -5.33%
Putnam VT Global Asset Allocation - Class IB                                   -20.00%         N/A             -8.98%
Putnam VT Growth and Income - Class IB                                         -26.33%         N/A             -11.12%
Putnam VT Health Sciences - Class IB                                           -27.66%         N/A             -5.04%
Putnam VT High Yield - Class IB                                                -8.45%          N/A             -5.33%
Putnam VT Income - Class IB                                                    -0.01%          N/A              1.95%
Putnam VT International Equity - Class IB                                      -25.04%         N/A             -7.68%
Putnam VT Investors - Class IB                                                 -31.12%         N/A             -18.11%
Putnam VT Money Market - Class IB                                              -6.57%          N/A              0.15%
Putnam VT New Opportunities - Class IB                                         -37.62%         N/A             -18.25%
Putnam VT New Value - Class IB                                                 -23.02%         N/A             -5.20%
Putnam VT Research - Class IB                                                  -29.48%         N/A             -12.21%
Putnam VT Utilities Growth and Income - Class IB                               -31.33%         N/A             -13.16%
Putnam VT Vista - Class IB                                                     -37.71%         N/A             -15.70%
Putnam VT Voyager - Class IB                                                   -33.72%         N/A             -13.49%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.90%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.74%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.64%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.36%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.72%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.85%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.61%
LSA Aggressive Growth                                                            N/A           N/A             -11.27%
LSA Equity Growth                                                                N/A           N/A             -6.47%
LSA Mid Cap Value                                                                N/A           N/A              3.65%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.00%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.12%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.01%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.83%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.06%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.36%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.09%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.49%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.08%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.68%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.02%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.35%         N/A             -5.38%
Putnam VT Global Asset Allocation - Class IB                                   -20.04%         N/A             -9.03%
Putnam VT Growth and Income - Class IB                                         -26.37%         N/A             -11.17%
Putnam VT Health Sciences - Class IB                                           -27.70%         N/A             -5.09%
Putnam VT High Yield - Class IB                                                -8.49%          N/A             -5.38%
Putnam VT Income - Class IB                                                    -0.06%          N/A              1.90%
Putnam VT International Equity - Class IB                                      -25.08%         N/A             -7.73%
Putnam VT Investors - Class IB                                                 -31.15%         N/A             -18.15%
Putnam VT Money Market - Class IB                                              -6.62%          N/A              0.10%
Putnam VT New Opportunities - Class IB                                         -37.66%         N/A             -18.30%
Putnam VT New Value - Class IB                                                 -23.06%         N/A             -5.25%
Putnam VT Research - Class IB                                                  -29.52%         N/A             -12.26%
Putnam VT Utilities Growth and Income - Class IB                               -31.36%         N/A             -13.20%
Putnam VT Vista - Class IB                                                     -37.74%         N/A             -15.74%
Putnam VT Voyager - Class IB                                                   -33.76%         N/A             -13.54%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.89%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.73%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.63%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.37%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.71%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.86%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.59%
LSA Aggressive Growth                                                            N/A           N/A             -11.28%
LSA Equity Growth                                                                N/A           N/A             -6.48%
LSA Mid Cap Value                                                                N/A           N/A              3.64%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.01%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.13%
Oppenheimer High Income - Service Shares                                         N/A           N/A              0.00%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.84%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.08%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.35%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.10%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.50%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.09%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.69%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.03%



(With the MAV Death  Benefit  Option and the Earnings  Protection  Death Benefit
Option TrueReturn Option (assuming age of oldest Contract Owner and
Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.39%         N/A             -5.43%
Putnam VT Global Asset Allocation - Class IB                                   -20.08%         N/A             -9.07%
Putnam VT Growth and Income - Class IB                                         -26.41%         N/A             -11.22%
Putnam VT Health Sciences - Class IB                                           -27.74%         N/A             -5.14%
Putnam VT High Yield - Class IB                                                -8.54%          N/A             -5.43%
Putnam VT Income - Class IB                                                    -0.12%          N/A              1.84%
Putnam VT International Equity - Class IB                                      -25.12%         N/A             -7.78%
Putnam VT Investors - Class IB                                                 -31.19%         N/A             -18.20%
Putnam VT Money Market - Class IB                                              -6.67%          N/A              0.05%
Putnam VT New Opportunities - Class IB                                         -37.69%         N/A             -18.34%
Putnam VT New Value - Class IB                                                 -23.10%         N/A             -5.30%
Putnam VT Research - Class IB                                                  -29.56%         N/A             -12.31%
Putnam VT Utilities Growth and Income - Class IB                               -31.40%         N/A             -13.25%
Putnam VT Vista - Class IB                                                     -37.77%         N/A             -15.79%
Putnam VT Voyager - Class IB                                                   -33.79%         N/A             -13.58%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.88%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.71%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.62%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.38%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.70%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.87%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.58%
LSA Aggressive Growth                                                            N/A           N/A             -11.29%
LSA Equity Growth                                                                N/A           N/A             -6.49%
LSA Mid Cap Value                                                                N/A           N/A              3.63%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.02%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.14%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.02%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.85%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.09%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.34%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.11%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.51%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.10%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.70%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.04%



(With the  Enhanced  Beneficiary  Protection  (Annual  Increase)  Option and the
Earnings Protection Death Benefit Option TrueReturn Option (assuming age of oldest Contract Owner and Annuitant is between 71 - 79 on the Rider
Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.48%         N/A             -5.53%
Putnam VT Global Asset Allocation - Class IB                                   -20.17%         N/A             -9.17%
Putnam VT Growth and Income - Class IB                                         -26.49%         N/A             -11.31%
Putnam VT Health Sciences - Class IB                                           -27.82%         N/A             -5.24%
Putnam VT High Yield - Class IB                                                -8.64%          N/A             -5.53%
Putnam VT Income - Class IB                                                    -0.22%          N/A              1.74%
Putnam VT International Equity - Class IB                                      -25.20%         N/A             -7.88%
Putnam VT Investors - Class IB                                                 -31.27%         N/A             -18.29%
Putnam VT Money Market - Class IB                                              -6.77%          N/A             -0.06%
Putnam VT New Opportunities - Class IB                                         -37.76%         N/A             -18.43%
Putnam VT New Value - Class IB                                                 -23.18%         N/A             -5.40%
Putnam VT Research - Class IB                                                  -29.64%         N/A             -12.40%
Putnam VT Utilities Growth and Income - Class IB                               -31.47%         N/A             -13.34%
Putnam VT Vista - Class IB                                                     -37.84%         N/A             -15.88%
Putnam VT Voyager - Class IB                                                   -33.86%         N/A             -13.68%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.86%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.69%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.60%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.40%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.67%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.90%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.56%
LSA Aggressive Growth                                                            N/A           N/A             -11.31%
LSA Equity Growth                                                                N/A           N/A             -6.51%
LSA Mid Cap Value                                                                N/A           N/A              3.60%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.04%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.16%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.04%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.87%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.11%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.31%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.14%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.53%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.12%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.71%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.06%



(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is 70 or younger on the Rider Application Date))


                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.52%         N/A             -5.58%
Putnam VT Global Asset Allocation - Class IB                                   -20.21%         N/A             -9.22%
Putnam VT Growth and Income - Class IB                                         -26.53%         N/A             -11.36%
Putnam VT Health Sciences - Class IB                                           -27.85%         N/A             -5.29%
Putnam VT High Yield - Class IB                                                -8.69%          N/A             -5.58%
Putnam VT Income - Class IB                                                    -0.28%          N/A              1.68%
Putnam VT International Equity - Class IB                                      -25.24%         N/A             -7.93%
Putnam VT Investors - Class IB                                                 -31.30%         N/A             -18.33%
Putnam VT Money Market - Class IB                                              -6.82%          N/A             -0.11%
Putnam VT New Opportunities - Class IB                                         -37.79%         N/A             -18.48%
Putnam VT New Value - Class IB                                                 -23.22%         N/A             -5.45%
Putnam VT Research - Class IB                                                  -29.67%         N/A             -12.45%
Putnam VT Utilities Growth and Income - Class IB                               -31.51%         N/A             -13.39%
Putnam VT Vista - Class IB                                                     -37.88%         N/A             -15.93%
Putnam VT Voyager - Class IB                                                   -33.90%         N/A             -13.72%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.85%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.68%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.58%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.41%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.66%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.91%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.55%
LSA Aggressive Growth                                                            N/A           N/A             -11.32%
LSA Equity Growth                                                                N/A           N/A             -6.52%
LSA Mid Cap Value                                                                N/A           N/A              3.59%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.05%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.17%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.05%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.88%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.12%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.30%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.15%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.54%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.13%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.71%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.59%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.06%




(With the MAV Death Benefit Option, the Enhanced Beneficiary  Protection (Annual
Increase)  Option and the Earnings  Protection  Death Benefit Option  TrueReturn
Option (assuming age of oldest Contract Owner and Annuitant is between 71 and 79 on the Rider Application Date))

                                                                                                     10 Year or Since
Variable Sub-Account                                                           1 Year     5 Year        Inception
Putnam VT The George Putnam Fund of Boston - Class IB                          -16.66%         N/A             -5.73%
Putnam VT Global Asset Allocation - Class IB                                   -20.34%         N/A             -9.36%
Putnam VT Growth and Income - Class IB                                         -26.65%         N/A             -11.50%
Putnam VT Health Sciences - Class IB                                           -27.97%         N/A             -5.44%
Putnam VT High Yield - Class IB                                                -8.83%          N/A             -5.73%
Putnam VT Income - Class IB                                                    -0.43%          N/A              1.52%
Putnam VT International Equity - Class IB                                      -25.36%         N/A             -8.07%
Putnam VT Investors - Class IB                                                 -31.41%         N/A             -18.47%
Putnam VT Money Market - Class IB                                              -6.96%          N/A             -0.26%
Putnam VT New Opportunities - Class IB                                         -37.89%         N/A             -18.61%
Putnam VT New Value - Class IB                                                 -23.35%         N/A             -5.60%
Putnam VT Research - Class IB                                                  -29.79%         N/A             -12.59%
Putnam VT Utilities Growth and Income - Class IB                               -31.62%         N/A             -13.53%
Putnam VT Vista - Class IB                                                     -37.98%         N/A             -16.06%
Putnam VT Voyager - Class IB                                                   -34.01%         N/A             -13.86%
Franklin Growth and Income Securities - Class 2                                  N/A           N/A              1.81%
Franklin Small Cap - Class 2                                                     N/A           N/A              8.64%
Franklin Small Cap Value Securities - Class 2                                    N/A           N/A              5.55%
Mutual Shares Securities - Class II                                              N/A           N/A             -3.45%
Templeton Developing Markets Securities - Class 2                                N/A           N/A              5.63%
Templeton Foreign Securities - Class 2                                           N/A           N/A             -1.94%
Templeton Global Income Securities - Class 2                                     N/A           N/A              0.51%
LSA Aggressive Growth                                                            N/A           N/A             -11.35%
LSA Equity Growth                                                                N/A           N/A             -6.55%
LSA Mid Cap Value                                                                N/A           N/A              3.55%
Oppenheimer Aggressive Growth - Service Shares                                   N/A           N/A             -6.08%
Oppenheimer Capital Appreciation - Service Shares                                N/A           N/A               N/A
Oppenheimer Global Securities - Service Shares                                   N/A           N/A             -5.21%
Oppenheimer High Income - Service Shares                                         N/A           N/A             -0.08%
Oppenheimer Main Street - Service Shares                                         N/A           N/A             -4.92%
Oppenheimer Main Street Small Cap - Service Shares                               N/A           N/A             -3.15%
Oppenheimer Multiple Strategies - Service Shares                                 N/A           N/A              0.27%
Oppenheimer Strategic Bond - Service Shares                                      N/A           N/A             -1.18%
Van Kampen LIT Emerging Growth - Class II                                        N/A           N/A             -12.57%
Van Kampen LIT Growth and Income - Class II                                      N/A           N/A             -0.17%
Van Kampen UIF Active International Allocation - Class II                        N/A           N/A             -8.73%
Van Kampen UIF Emerging Markets Debt - Class II                                  N/A           N/A             -6.60%
Van Kampen UIF Small Company Growth - Class II                                   N/A           N/A               N/A
Van Kampen UIF U.S. Real Estate - Class II                                       N/A           N/A             -4.09%




Appendix F--Accumulation Unit Values:

Add the following sentence to the end of the second paragraph under Appendix F:

No Accumulation Unit Values are shown for Contracts with the TrueReturn Option, as this option was first offered to the public on November 1, 2003.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF ALLSTATE LIFE INSURANCE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2002 and 2001, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2002. Our audits also included Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 5, 2003

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------

(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
REVENUES
Premiums (net of reinsurance ceded of $393, $323 and $302)                      $    1,023    $    1,046    $    1,069
Contract charges                                                                       853           821           798
Net investment income                                                                2,983         2,839         2,589
Realized capital gains and losses                                                     (427)         (213)          (26)
                                                                                ----------    ----------    ----------
                                                                                     4,432         4,493         4,430
                                                                                ----------    ----------    ----------
COSTS AND  EXPENSES
Life and annuity contract benefits (net of reinsurance recoverable of
   $387, $277 and $243)                                                              1,543         1,485         1,439
Interest credited to contractholder funds                                            1,691         1,670         1,519
Amortization of deferred policy acquisition costs                                      418           365           418
Operating costs and expenses                                                           475           416           343
                                                                                ----------    ----------    ----------
                                                                                     4,127         3,936         3,719
LOSS ON DISPOSITION OF OPERATIONS                                                       (3)           (4)            -
                                                                                ----------    ----------    ----------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX                                           302           553           711
Income tax expense                                                                      57           179           241
                                                                                ----------    ----------    ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX           245           374           470
                                                                                ----------    ----------    ----------

Cumulative effect of change in accounting for derivatives and embedded
   derivative financial instruments, after-tax                                           -            (6)            -
                                                                                ----------    ----------    ----------

NET INCOME                                                                             245           368           470
                                                                                ----------    ----------    ----------
OTHER COMPREHENSIVE INCOME, AFTER-TAX
Changes in:
   Unrealized net capital gains and losses and net gains and losses on
     derivative financial instruments                                                  416            76           351
   Unrealized foreign currency translation adjustments                                  (1)            2            (2)
                                                                                ----------    ----------    ----------
OTHER COMPREHENSIVE INCOME, AFTER-TAX                                                  415            78           349
                                                                                ----------    ----------    ----------
COMPREHENSIVE INCOME                                                            $      660    $      446    $      819
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                                                    DECEMBER 31,
                                                                                              ------------------------
                                                                                                 2002          2001
                                                                                              ----------    ----------
(IN MILLIONS, EXCEPT PAR VALUE DATA)
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $41,723 and $35,718)                $   44,805    $   37,226
   Mortgage loans                                                                                  5,883         5,450
   Equity securities                                                                                 183           201
   Short-term                                                                                        839           672
   Policy loans                                                                                      692           673
   Other                                                                                             268            75
                                                                                              ----------    ----------
     Total investments                                                                            52,670        44,297

Cash                                                                                                 252           130
Deferred policy acquisition costs                                                                  2,915         2,997
Reinsurance recoverables, net                                                                      1,061           950
Accrued investment income                                                                            534           479
Other assets                                                                                         289           182
Separate Accounts                                                                                 11,125        13,587
                                                                                              ----------    ----------
   TOTAL ASSETS                                                                               $   68,846    $   62,622
                                                                                              ==========    ==========

LIABILITIES
Contractholder funds                                                                          $   38,858    $   32,301
Reserve for life-contingent contract benefits                                                      9,747         8,632
Unearned premiums                                                                                     10             9
Payable to affiliates, net                                                                            80            74
Other liabilities and accrued expenses                                                             1,956         2,053
Deferred income taxes                                                                                708           569
Separate Accounts                                                                                 11,125        13,587
                                                                                              ----------    ----------
   TOTAL LIABILITIES                                                                              62,484        57,225
                                                                                              ----------    ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTES 7 AND 11)

SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares
   authorized, 930,650 and 1,035,610 shares issued and outstanding                                    93           104
Redeemable preferred stock - series A subscriptions receivable                                         -           (14)
Common stock, $227 par value, 23,800 shares authorized and outstanding                                 5             5
Additional capital paid-in                                                                         1,067           717
Retained income                                                                                    4,145         3,948
Accumulated other comprehensive income:
   Unrealized net capital gains and losses and net losses on derivative financial
      instruments                                                                                  1,052           636
   Unrealized foreign currency translation adjustments                                                 -             1
                                                                                              ----------    ----------
   Total accumulated other comprehensive income                                                    1,052           637
                                                                                              ----------    ----------
   TOTAL SHAREHOLDER'S EQUITY                                                                      6,362         5,397
                                                                                              ----------    ----------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                                 $   68,846    $   62,622
                                                                                              ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES A
Balance, beginning of year                                                      $      104    $       92    $       66
Issuance of stock                                                                        5            15            26
Redemption of stock                                                                    (16)           (3)            -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                    93           104            92
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES A SUBSCRIPTIONS RECEIVABLE                           -           (14)            -
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES B
Balance, beginning of year                                                               -           117           117
Redemption of stock                                                                      -          (117)            -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                     -             -           117
                                                                                ----------    ----------    ----------
COMMON STOCK
Balance, beginning of year                                                               5             5             5
Issuance of stock                                                                        -             -             -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                     5             5             5
                                                                                ----------    ----------    ----------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                                                             717           600           600
Capital contribution                                                                   350           117             -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 1,067           717           600
                                                                                ----------    ----------    ----------
RETAINED INCOME
Balance, beginning of year                                                           3,948         3,752         3,367
Net income                                                                             245           368           470
Dividends                                                                              (48)         (172)          (85)
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 4,145         3,948         3,752
                                                                                ----------    ----------    ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                             637           559           210
Change in unrealized net capital gains and net gains and losses on derivative
   financial instruments                                                               416            76           351
Change in unrealized foreign currency translation adjustments                           (1)            2            (2)
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 1,052           637           559
                                                                                ----------    ----------    ----------
TOTAL SHAREHOLDER'S EQUITY                                                      $    6,362    $    5,397    $    5,125
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARRIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                      $      245    $      368    $      470
   Adjustments to reconcile net income to net cash provided by operating activities:
      Amortization and other non-cash items                                           (210)         (261)         (232)
      Realized capital gains and losses                                                427           213            26
      Loss on disposition of operations                                                  3             4             -
      Cumulative effect of change in accounting for derivative and embedded
         derivative financial instruments                                                -             6             -
      Interest credited to contractholder funds                                      1,691         1,670         1,439
      Changes in:
         Contract benefit and other insurance reserves                                 140            38            91
         Unearned premiums                                                               1           (39)          (10)
         Deferred policy acquisition costs                                            (249)         (272)         (349)
         Reinsurance recoverables                                                     (116)         (145)         (139)
         Income taxes payable                                                          (85)           26           128
         Other operating assets and liabilities                                        (72)          145          (125)
                                                                                ----------    ----------    ----------
            Net cash provided by operating activities                                1,775         1,753         1,299
                                                                                ----------    ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
   Fixed income securities                                                           6,224         6,552         6,692
   Equity securities                                                                   129           533           977
Investment collections
   Fixed income securities                                                           4,041         3,434         2,041
   Mortgage loans                                                                      542           359           390
Investments purchases
   Fixed income securities                                                         (16,155)      (14,173)      (12,088)
   Equity securities                                                                  (149)         (311)         (886)
   Mortgage loans                                                                     (916)       (1,456)         (938)
Acquisitions, net of cash received                                                       -            67             -
Change in short-term investments, net                                                 (425)          330           281
Change in other investments, net                                                      (159)          (34)          (46)
                                                                                ----------    ----------    ----------
         Net cash used in investing activities                                      (6,868)       (4,699)       (3,577)
                                                                                ----------    ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of redeemable preferred stock                                    19             1            26
Redemption of redeemable preferred stock                                               (16)         (120)            -
Capital contribution                                                                   350           117             -
Contractholder fund deposits                                                         8,946         7,860         7,875
Contractholder fund withdrawals                                                     (4,036)       (4,668)       (5,548)
Dividends paid                                                                         (48)         (172)          (85)
                                                                                ----------    ----------    ----------
         Net cash provided by financing activities                                   5,215         3,018         2,268
                                                                                ----------    ----------    ----------
NET INCREASE (DECREASE) IN CASH                                                        122            72           (10)
CASH AT BEGINNING OF THE YEAR                                                          130            58            68
                                                                                ----------    ----------    ----------
CASH AT END OF YEAR                                                             $      252    $      130    $       58
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     On May 31, 2000, the Company paid a dividend of all the common shares of Allstate Insurance Company of Canada ("AICC") stock to AIC. Prior to the dividend, AICC had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AICC.

     To conform with the 2002 presentation, certain amounts in the prior years' consolidated financial statements and notes have been reclassified.

NATURE OF OPERATIONS

     The Company markets its products through two business segments, Retail and Structured Financial Products.

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of financial protection, investment, and retirement solutions through a variety of distribution channels. Principal products offered by the segment include:

                               PROTECTION                                                     RETIREMENT
   -----------------------------------------------------------------------   ------------------------------------------
     LIFE INSURANCE                          OTHER                                INVESTMENT CONTRACTS
        TRADITIONAL                             Long-term care                      Fixed annuities
           Term life                            Accidental death                    Market value adjusted annuities
           Whole life                           Hospital indemnity                  Equity-indexed annuities
                                                                                    Immediate annuities
        INTEREST-SENSITIVE LIFE                                                     Variable annuities*
           Universal life
           Single premium life
           Variable life*
           Variable universal life*

        *--Separate Accounts products

     Retail products are sold through a variety of distribution channels including Allstate exclusive agencies, independent agents (including master brokerage agencies), financial services firms (financial institutions and broker/dealers) and direct marketing. Although the Company currently benefits from agreements with financial services entities that market and distribute its retail products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact sales.

     The Structured Financial Products segment offers a variety of primarily spread-based products to institutional investors, special purpose entities ("SPEs") and others. Spread-based products are designed to generate income based on the difference ("spread") between investment returns on the supporting assets and the guaranteed returns credited to customers. These products include guaranteed investment contracts ("GICs") sold to tax-qualified retirement plan sponsors or investment managers who represent plan sponsors, and funding agreements ("FAs") sold to SPEs that issue medium-term notes to institutional investors. The segment also offers single premium annuity products such as structured settlement annuities through brokers who specialize in settlement of injury and other liability cases and single premium immediate annuities ("SPIAs") through independent agents.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In 2002, annuity premiums and deposits represented approximately 85.8% of the Company's total premiums and deposits.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. From time to time, Congress has considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the federal income tax treatment of some products offered by the Company, including favorable policyholder tax treatment currently applicable to deferred and immediate annuities, and life insurance, including interest-sensitive life insurance. Recent proposals to eliminate the double taxation of dividends and to permit the establishment of tax-free lifetime savings and retirement savings accounts could substantially reduce the tax-advantaged nature of many insurance products. If such proposals were to be adopted, they could have a material adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, recent changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

     The Company is authorized to sell its products in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for premiums and deposits earned by the Company were California, Delaware, New York, Florida, Texas, New Jersey, and Illinois for the year ended December 31, 2002. No other jurisdiction accounted for more than 5% of premiums and deposits for the Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which utilize internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. Periodic changes in fair values, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, are reflected as a component of Other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of Proceeds from sales, and cash received from maturities and pay-downs is reflected as a component of Investment collections.

     Mortgage loans are carried at the outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     At December 31, 2002, Equity securities include common and non-redeemable preferred stocks, limited partnership interests, and real estate investment trust equity investments. Common and non-redeemable preferred stocks had a carrying value of $96 million and $96 million, and cost of $104 million and $91 million at December 31, 2002 and 2001, respectively. Common and non-redeemable preferred stocks and real estate investment trust equity investments are classified as available for sale and are carried at fair value if independent market quotations are available from vendors. If independent market quotations are not available, these securities are carried at cost. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of Accumulated other comprehensive income. Investments in limited partnership interests has a carrying value and cost of $87 million and $105 million at December 31, 2002 and 2001, respectively, and are accounted for in accordance with the equity method of accounting except for instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies, whereby the Company applies the cost method of accounting.

     Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the

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                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Company has an active plan to sell.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and includes the reinvestment of collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company writes down, to fair value, any fixed income or equity security that is classified as other than temporarily impaired in the period the security is deemed to be other than temporarily impaired. Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest; 3) the duration and extent to which the fair value has been less than cost for equity securities or amortized cost for fixed income securities; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $6 million, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Consolidated Statements of Operations and Comprehensive Income. The Company also recorded a cumulative after-tax decrease of $1 million in Accumulated other comprehensive income.

     Derivative financial instruments include swaps, futures, options, interest rate caps and floors, warrants, synthetic GICs, certain forward contracts for purchases of to-be-announced ("TBA") mortgage securities, and certain investment risk transfer reinsurance agreements. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in convertible and other fixed income securities, equity indexed life and annuity contracts, and certain variable contracts sold (see Note 7).

     The statements require that all derivatives be recognized on the Consolidated Statements of Financial Position at fair value. Derivatives are accounted for on a fair value basis, and reported as Other investments, Other assets, Other liabilities and accrued expenses or Contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in assets and subject to bifurcation is reported in Realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in Realized capital gains and losses or Life and annuity contract benefits.

     Derivatives that are not hedges for accounting purposes must be adjusted to fair value through Net income. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

used to assess how effective the hedging instrument is in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged transaction's variability in cash flows attributable to the hedged risk. The Company does not currently exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in Realized capital gains and losses. For the years ended December 31, 2002 and 2001, the hedge ineffectiveness reported as Realized capital gains and losses amounted to losses of $15 million and gains of $6 million, respectively.

     FAIR VALUE HEDGES The Company designates certain of its interest rate and foreign currency swap contracts and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.

     For hedging instruments utilized in fair value hedges, when the hedged items are investment assets or a portion thereof, the change in the fair value of the derivatives is reported in Net investment income together with the change in the fair value of the hedged items. The change in the fair value of hedging instruments utilized in fair value hedges, when the hedged items are Contractholder funds liabilities or a portion thereof, are reported in Life and annuity contract benefits together with the change in the fair value of the hedged item. Accrued periodic settlements on swaps are reported in Net investment income or Life and annuity contract benefits. The book value of the hedged asset or liability is adjusted for the change in the fair value of the hedged risk.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments utilized in cash flow hedges, the changes in fair value of the derivatives are reported in Accumulated other comprehensive income. Amounts are reclassified to Net investment income or Realized capital gains and losses as the hedged transaction affects Net income or when the forecasted transaction affects Net income. Accrued periodic settlements on derivatives utilized in cash flow hedges are reported in Net investment income. The amount in Accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to Net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from Accumulated other comprehensive income to Net income. If the Company expects at any time that the loss reported in Accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in Realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in Accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset has become impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the gains and losses recognized on the derivative are reported in Realized capital gains and losses. For a fair value hedge which is no longer effective or for which the derivative has been terminated, the gain or loss recognized on the item being hedged and used to adjust the book value of the asset, liability or portion thereof is amortized over the remaining life of the hedged item to Net investment income or Life and annuity contract benefits, respectively, beginning in the period that hedge accounting is no longer applied. If the hedged item of a fair value hedge is an asset which has become impaired, the adjustment made to the book value of the asset is subject to the accounting policies applied to impaired assets. When a derivative financial instrument utilized in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in Realized capital gains and losses. When a derivative financial instrument utilized in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

probable, or if the cash flow hedge is no longer effective, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Realized capital gains and losses in the period that hedge accounting is no longer applied.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate, equity price and credit risk management strategies for which hedge accounting is not applied. These derivatives primarily consist of indexed instruments, certain interest rate swap agreements and financial futures contracts, interest rate cap and floor agreements, and certain forward contracts for TBA mortgage securities. Based upon the income statement reporting category of the risk being offset, gains and losses attributable to the change in fair value and the accrued periodic settlements for these derivatives are reported together with results of the associated risk. Therefore, the derivatives' gains and losses and accrued periodic settlements may be recognized in Net investment income, Realized capital gains and losses or Life and annuity contract benefits during the reporting period.

SECURITY REPURCHASE AND RESALE AND SECURITIES LOANED

     Securities purchased under agreements to resell and securities sold under agreements to repurchase, including a mortgage dollar roll program, are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through the right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

     Securities loaned are treated as financing arrangements and are recorded in Short-term investments, Fixed income securities and Other liabilities and accrued expenses for the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

     Securities repurchase and resale agreements provide liquidity, and securities loaned transactions are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of their relatively short-term nature.

RECOGNITION OF PREMIUM AND CONTRACT CHARGE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in Life and annuity contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as deposits to Contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities, equity-indexed annuities, immediate annuities without life contingencies, including certain structured settlement annuities, certain GICs and FAs are considered investment contracts. Deposits received for such contracts are reported as Contractholder fund deposits. Contract charges for investment contracts consist of fees or charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Interest credited to contractholder funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed rates. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

     Separate Accounts products include variable annuities, variable life contracts, and certain GICs. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts account values for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred include guaranteed minimum death benefits paid on variable annuity contracts.

DEFERRED POLICY ACQUISITION COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment business, principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and recorded as Deferred policy acquisition costs ("DAC"). All other acquisition expenses are charged to operations as incurred and included in Operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. DAC is periodically reviewed as to recoverability and written down when necessary.

     For traditional life insurance and other premium paying contracts, such as immediate annuities with life contingencies and limited payment contracts, these costs are amortized over the premium paying period of the related policies in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life, variable annuities and investment contracts, DAC is amortized in relation to the present value of estimated gross profits ("EGP") on such business over the estimated lives of the contracts.
Generally, the amortization period ranges from 15-30 years, however an assumed surrender rate is also used which results in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of EGP. EGP consists of the following components: margins from mortality (including guaranteed minimum death and income benefits); contract administration, surrender and other contract charges, less maintenance expenses; and investment margin, including realized capital gains and losses. The estimation of EGP requires judgment, including the forecasting of highly uncertain events such as the level of surrenders at the end of a surrender charge period and, in some cases, future equity market performance. In estimating the impact of highly uncertain events, the Company considers historical experience as well as current trends.

     In particular, a significant degree of judgment is involved with estimating future levels of EGP for the Company's variable annuity contracts as future fee income and guaranteed minimum death benefits ("GMDBs") are highly sensitive to equity market performance. Additionally, variable annuity contractholder activity, including surrender, withdrawal, asset allocation, and annuitization, could have a significant impact on the ultimate cost of providing guaranteed minimum death and income benefits. The Company's variable annuity DAC amortization methodology includes a long-term market return assumption of approximately 9.25%, or 8.0% after average mortality and expense fees of 1.25%, for the mutual funds in which customer accounts are invested. When market returns vary from the 8.0% long-term expectation or mean, the Company assumes a reversion to the mean over a seven-year period, which includes two prior years and five future years. The assumed returns over this period are limited to a range between 0% to 13.25% after mortality and expense fees. The costs associated with GMDBs are included in EGP. Generally, less DAC is amortized during periods in which the GMDBs are higher than projected. However, if projected GMDBs cause DAC to be not fully recoverable, DAC will be written down to an amount deemed recoverable.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC. All such adjustments are reflected in the current results of operations.

     The Company currently performs quarterly reviews of DAC recoverability for interest-sensitive life, variable annuities

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

and investment contracts in the aggregate using current assumptions. Future volatility in the equity markets of similar or greater magnitude may result in disproportionate changes in the amortization of DAC. If a change in the amount of EGP is significant, it could result in the unamortized DAC not being recoverable, resulting in a charge which is included as a component of Amortization of deferred policy acquisition costs on the Consolidated Statements of Operations and Comprehensive Income.

     The cost assigned to the right to receive future cash flows from certain business purchased from other insurers is also classified as Deferred policy acquisition costs in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the life of the contracts acquired. These costs are amortized as profits emerge over the life of the acquired business, and are periodically evaluated for recoverability. Present value of future profits was $63 million and $78 million at December 31, 2002 and 2001, respectively. Amortization expense on present value of future profits was $15 million, $16 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REINSURANCE RECOVERABLE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 10). The amounts reported in the Consolidated Statements of Financial Position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including Reserve for life-contingent contract benefits, are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company.

     The Company also has reinsurance agreements that transfer the investment risk for a portion of the GMDBs and guaranteed minimum income benefits ("GMIBs") offered in certain variable contracts.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

SEPARATE ACCOUNTS

     The Company issues variable annuities, variable life contracts and certain GICs, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's Consolidated Statements of Operations and Comprehensive Income. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges reflected in Contract charges. Deposits to the Separate Accounts are not included in the Consolidated Statements of Cash Flows.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the underlying mutual funds of the Separate Accounts may not meet their stated investment objectives.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges, and administrative expenses. Detailed information on crediting rates and surrender and withdrawal provisions on contractholder funds are outlined in Note 9.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 9. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, purchase private placement securities, and extend mortgage loans; financial guarantees and credit guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Consolidated Statements of Financial Position. The contractual amounts and fair values of these instruments are outlined in Note 7.

USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS

     In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN
45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. The disclosure provisions of FIN 45 are effective for financial statements ending after December 15, 2002. The adoption of the disclosure provisions of FIN 45 did not have a material impact on the Company's consolidated financial statements for the year ended December 31, 2002 (see Note 11). The provisions for initial recognition and measurement are effective on a prospective basis for guarantees that are issued or modified after December 31, 2002. The adoption of the remaining provisions of FIN 45 is not expected to have a material impact on either the consolidated financial position or results of operations of the Company.

     In January 2003, the FASB issued FIN No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities". FIN 46 addresses issues related to the consolidation of variable interest entities ("VIEs"). The effective date of this interpretation is the first fiscal year or interim period beginning after June 15, 2003 (which for the Company would be July 1, 2003). The Company has one unconsolidated special purpose entity ("SPE") that is used to issue Global Medium Term Notes ("GMTNs") to unrelated third parties. The Company is in the process of assessing whether this SPE meets the criteria to be considered a VIE, thereby requiring consolidation under FIN 46. The funding agreements issued by the Company to the SPE are reported on the Consolidated Statements of Financial Position of the Company as a component of Contractholder funds.

     On July 31, 2002, the American Institute of Certified Public Accountants issued an exposure draft Statement of Position ("SOP") entitled "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". The accounting guidance contained in the proposed SOP applies to several of the Company's products and product features. The proposed effective date of the SOP is for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. If adopted early, the provisions of the SOP must be applied as of the beginning of the fiscal year. Accordingly, if the SOP were adopted during an interim period of 2003, prior interim periods would be restated. A provision of the proposed SOP requires the establishment of a liability in addition to the account balance for contracts and contract features that provide guaranteed death or other insurance benefits. The finalized SOP may also require a liability for guaranteed income benefits. These liabilities are not currently recognized by the Company, and their establishment may have a material impact on the Consolidated Statements of Operations and Comprehensive Income depending on the market conditions at the time of adoption, but is not expected to have a material impact on the Company's Consolidated Statements of Financial Position.

     The FASB has exposed proposed guidance that addresses the accounting for certain modified coinsurance agreements. The guidance has been exposed as a FASB Interpretation of Statement 133 Implementation Issue No. B36, "Embedded
Derivatives: Bifurcation of a Debt Instrument That Incorporates Both Interest Rate Risk and Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of That Instrument". The proposed guidance

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

requires recognizing an embedded derivative in certain reinsurance agreements when specific conditions are met. The initial impact of adopting the proposed guidance would be recorded as a cumulative adjustment to earnings in the first fiscal quarter beginning after June 15, 2003 (which for the Company would be July 1, 2003). The Company's reinsurance balances that would be subject to the proposed guidance, as currently drafted, are immaterial in the aggregate. Accordingly, the potential impact of recognizing embedded derivatives pursuant to the requirements of the proposed guidance is expected to be immaterial to both the Company's consolidated financial position and results of operations.

3.   ACQUISITIONS AND DISPOSITIONS

CURRENT YEAR:

ALLSTATE DISTRIBUTORS, LLC
     The Company terminated its joint venture agreement with Putnam Investments, LLC ("Putnam") and received a net settlement of $1.5 million from Putnam. The $1.5 million net settlement was comprised of the $2.3 million Putnam owed the Company for Allstate Distributors, LLC ("ADLLC") promotional expenses, partially offset by the $826 thousand purchase price for Putnam's 50% share of ADLLC (See
Note 5 for further discussion).

DIRECT RESPONSE LONG-TERM CARE BUSINESS
     The Company approved the disposal of its direct response long-term care business through a reinsurance transaction to be completed during 2003. As a result, the Company recognized a $3 million loss ($2 million after-tax) to reduce the carrying value of the long-term care business to its fair value.

PRIOR YEAR:

AMERICAN MATURITY LIFE INSURANCE COMPANY
     In 2001, the Company acquired blocks of business from American Maturity Life Insurance Company ("American Maturity") via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life-contingent contract benefits and contractholder funds resulting in no goodwill.

PROVIDENT NATIONAL ASSURANCE COMPANY
     In 2001, the Company acquired Provident National Assurance Company ("PNAC"), a broadly licensed inactive company that maintains authority to sell life insurance and variable annuity products in most states, from UnumProvident Corporation. The transaction was accounted for as a purchase and the excess of the acquisition cost over the fair value of PNAC's net assets acquired of $5 million was recorded as goodwill. The Company paid consideration of $14 million as part of the acquisition. PNAC's name was subsequently changed to Allstate Assurance Company, which was redomiciled in the State of Illinois.

PT ASURANSI JIWA ALLSTATE, INDONESIA
     In 2001, the Company disposed of its operations in Indonesia through a sale and purchase agreement with The Prudential Assurance Company Limited ("Prudential"), where Prudential acquired the Company's holdings in Pt Asuransi Jiwa Allstate, Indonesia. The Company recognized a loss on the dispositions of $4 million ($3 million after-tax) and a $4 million tax benefit attributable to the inception-to-date losses of the subsidiaries, not previously recognized. The tax benefit was reported as a reduction to the Company's income tax expense on the Consolidated Statements of Operations and Comprehensive Income.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.   SUPPLEMENTAL CASH FLOW INFORMATION

     The Company acquired the assets of businesses in 2001 (see Note 3) using cash and by assuming liabilities. The following is a summary of the effects of these transactions on the Company's consolidated financial position for the year ended December 31, 2001.

(IN MILLIONS)

ACQUISITIONS:
  Fair value of assets acquired                              $    (275)
  Fair value of liabilities assumed                                342
                                                             ---------
        Net cash received                                    $      67
                                                             =========

     Non-cash transactions of $299 million and $239 million, which include investment exchanges, modifications, conversions and other non-cash transactions, have been excluded from investment purchases and sales for 2001 and 2000, respectively, on the Consolidated Statements of Cash Flows to conform to the current period presentation.

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities and mergers completed with equity securities, totaled $98 million, $210 million and $160 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Securities lending transactions excluded from Cash flows from investing activities in the Consolidated Statements of Cash Flows for the years ended December 31, are as follows:

                                                       2002         2001         2000
                                                     ---------    ---------    ---------
(IN MILLIONS)
Purchases                                            $   2,096    $   8,128    $   4,394
Sales                                                   (2,041)      (7,864)      (4,105)
Collections                                                (25)           -            -
Net change in short-term investments                      (278)         130          371
                                                     ---------    ---------    ---------
  Net purchases                                      $    (248)   $     394    $     660
                                                     =========    =========    =========

5.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, and Allstate Investments LLC and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company (see Note 15) were $238 million, $208 million, and $195 million in 2002, 2001 and 2000, respectively. A portion of these expenses relate to the acquisition of business, which is deferred and amortized into income.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $133 million, $117 million and $96 million of structured settlement annuities, a type of immediate annuity, in 2002, 2001 and 2000, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $27 million, $38 million and $29 million relate to structured settlement annuities with life contingencies and are included in premium income for 2002, 2001, and 2000, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

     AIC issued surety bonds, in return for premiums of $531 thousand and $817 thousand in 2001 and 2000, respectively, to guarantee the payment of structured settlement benefits assumed (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. In previous periods, the Company had entered into a General Indemnity Agreement

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

pursuant to which it has indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $5.29 billion and $5.23 billion at December 31, 2002 and 2001, respectively.

BROKER/DEALER AGREEMENT

     ALIC receives underwriting and distribution services from ADLLC, a broker/dealer company, for certain variable annuity contracts. Effective September 30, 2002, ALIC and Putnam terminated a joint venture agreement and ADLLC became a wholly owned subsidiary of ALIC as a result of ALIC's purchase of Putnam's 50% ownership therein. ALIC incurred $32 million, $80 million and $100 million of commission and other distribution expenses from ADLLC for the years ending December 31, 2002, 2001 and 2000, respectively. Other distribution expenses included administrative, legal, financial management and sales support which ALIC provides to ADLLC, for which ALIC earned administration fees of $1 million, $1 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively. Other distribution expenses also include marketing expenses for subsidizing bonus interest crediting rates associated with ALIC's variable annuity dollar cost averaging program for which ADLLC reimbursed ALIC $1 million, $7 million and $6 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REINSURANCE TRANSACTIONS

     The Company has a coinsurance contract with Columbia Universal Life Insurance Company ("Columbia"), an affiliate of the Company, to assume 100% of fixed annuity business inforce as of June 30, 2000 and new business as written. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business inforce on the effective date of July 1, 2000 and new business as written. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2002, 2001 and 2000, the Company assumed $19 million, $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. During 2002, 2001 and 2000, the Company ceded $329 thousand, $236 thousand and $228 thousand, respectively, in contract charges to Allstate Re.

     The Company has a contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed premiums from AIC in the amount of $18 million in 2002 and $29 million during both 2001 and 2000, respectively.

     ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

     Effective January 1, 2003, Northbrook Life Insurance Company ("NLIC"), a wholly owned subsidiary of ALIC, will be merged into ALIC to achieve future cost savings and operational efficiency. The merger will have no impact on the Company's results of operations or financial position.

PREFERRED STOCK

     Redeemable preferred stock--series A subscriptions receivable balance at December 31, 2001 related to the Company's issuance of redeemable preferred shares to The Northbrook Corporation, a wholly owned subsidiary of the Corporation, in return for $14 million cash, which was received on January 14, 2002.

     AIC guarantees the repayment of notes payable and the interest thereon issued to Morgan Stanley DW, Inc. under the terms of a distribution agreement with The Northbrook Corporation. The balance of the notes payable was $93 million at December 31, 2002.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 12).

DEBT

     The Company had no outstanding debt at December 31, 2002 or 2001. The Company has entered into an inter-company loan agreement with the Corporation. The amount of inter-company loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. No amounts were outstanding for the inter-company loan agreement at December 31, 2002 or 2001. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund inter-company borrowings.

6.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                 GROSS UNREALIZED
                                                              -----------------------
                                                AMORTIZED
                                                  COST          GAINS       LOSSES      FAIR VALUE
                                                ----------   ----------   ----------    ----------
(IN MILLIONS)
AT DECEMBER 31, 2002
U.S. government and agencies                    $    2,323   $      740   $        -    $    3,063
Municipal                                            1,224           68           (3)        1,289
Corporate                                           24,618        1,859         (342)       26,135
Foreign government                                   1,090          269           (2)        1,357
Mortgage-backed securities                           9,912          474           (8)       10,378
Asset-backed securities                              2,447           63          (37)        2,473
Redeemable preferred stock                             109            2           (1)          110
                                                ----------   ----------   ----------    ----------
   Total fixed income securities                $   41,723   $    3,475   $     (393)   $   44,805
                                                ==========   ==========   ==========    ==========

AT DECEMBER 31, 2001
U.S. government and agencies                    $    1,845   $      384   $       (2)   $    2,227
Municipal                                            1,162           40            -         1,202
Corporate                                           21,354          959         (239)       22,074
Foreign government                                     938          113            -         1,051
Mortgage-backed securities                           7,927          259          (22)        8,164
Asset-backed securities                              2,395           50          (35)        2,410
Redeemable preferred stock                              97            2           (1)           98
                                                ----------   ----------   ----------    ----------
   Total fixed income securities                $   35,718   $    1,807   $     (299)   $   37,226
                                                ==========   ==========   ==========    ==========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2002:

                                                                           AMORTIZED       FAIR
                                                                             COST          VALUE
                                                                           ----------   ----------
(IN MILLIONS)
Due in one year or less                                                    $    1,060   $    1,083
Due after one year through five years                                           8,020        8,391
Due after five years through ten years                                         11,849       12,572
Due after ten years                                                             8,435        9,908
                                                                           ----------   ----------
                                                                               29,364       31,954
Mortgage- and asset-backed securities                                          12,359       12,851
                                                                           ----------   ----------
   Total                                                                   $   41,723   $   44,805
                                                                           ==========   ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment, mortgage- and asset-backed securities have not been reflected based on their contractual maturities.

NET INVESTMENT INCOME

                                                                            2002          2001         2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Fixed income securities                                                  $    2,736    $    2,536   $    2,245
Mortgage loans                                                                  403           366          317
Equity securities                                                                17            23           19
Other                                                                           (63)           46           93
                                                                         ----------    ----------   ----------
  Investment income, before expense                                           3,093         2,971        2,674
  Investment expense                                                            110           132           85
                                                                         ----------    ----------   ----------
     Net investment income                                               $    2,983    $    2,839   $    2,589
                                                                         ==========    ==========   ==========

     Net investment income from equity securities includes income from partnership interests of $19 million, $15 million and $13 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

                                                                            2002          2001        2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Fixed income securities                                                  $     (137)   $     (134)  $     (132)
Equity securities                                                                (9)            9          102
Other                                                                          (281)          (88)           4
                                                                         ----------    ----------   ----------
  Realized capital gains and losses                                            (427)         (213)         (26)
  Income taxes                                                                 (150)          (75)          (9)
                                                                         ----------    ----------   ----------
     Realized capital gains and losses, after tax                        $     (277)   $     (138)  $      (17)
                                                                         ==========    ==========   ==========

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

                                                                            2002          2001         2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Investment write-downs                                                   $     (309)   $     (150)  $      (56)
Sales
  Fixed income and equity securities                                           (108)            2           28
  Futures contracts                                                               2            (3)           3
  Other                                                                           1             -            -
                                                                         ----------    ----------   ----------
     Total sales                                                               (105)           (1)           31
Valuation of derivative instruments                                             (23)          (64)          (1)
Realized capital gains and losses on other securities                            10             2            -
                                                                         ----------    ----------   ----------
     Realized capital gains and losses, pre-tax                                (427)         (213)         (26)
       Income taxes                                                            (150)          (75)          (9)
                                                                         ----------    ----------   ----------
          Realized capital gains and losses, after-tax                   $     (277)   $     (138)  $      (17)
                                                                         ==========    ==========   ==========

     Excluding the effects of calls and prepayments, gross gains of $222 million, $223 million and $151 million and gross losses of $328 million, $238 million and $228 million were realized on sales of fixed income securities during 2002, 2001 and 2000, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities, equity securities and derivative instruments included in Accumulated other comprehensive income at December 31, 2002 are as follows:

                                                                      GROSS UNREALIZED
                                                                   -----------------------
                                                       FAIR                                   UNREALIZED
                                                       VALUE         GAINS        LOSSES      NET GAINS
                                                     ----------    ----------   ----------    ----------
(IN MILLIONS)
Fixed income securities                              $   44,805    $    3,475   $     (393)   $    3,082
Equity securities                                           183             4          (12)           (8)
Derivative instruments                                        4             4           (2)            2
                                                     ----------    ----------   ----------    ----------
   Total                                             $   44,992    $    3,483   $     (407)        3,076
                                                     ==========    ==========   ==========
Deferred income taxes, deferred policy
acquisition costs and other                                                                       (2,024)
                                                                                              ----------
Unrealized net capital gains and losses                                                       $    1,052
                                                                                              ==========

     At December 31, 2001, equity securities had gross unrealized gains of $10 million and gross unrealized losses of $5 million.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                      2002          2001          2000
                                                                                   ----------    ----------    ----------
(IN MILLIONS)
Fixed income securities                                                            $    1,574    $      279    $    1,051
Equity securities                                                                         (13)          (43)         (161)
Derivative instruments                                                                     (6)            8             -
                                                                                   ----------    ----------    ----------
   Total                                                                                1,555           244           890
Deferred income taxes, deferred policy acquisition costs and other                     (1,139)         (168)         (539)
                                                                                   ----------    ----------    ----------
   Increase in unrealized net capital gains and losses                             $      416    $       76    $      351
                                                                                   ==========    ==========    ==========

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The components of impaired loans at December 31 are as follows:

                                                                                                    2002          2001
                                                                                                 ----------    ----------
(IN MILLIONS)
Impaired loans
   With valuation allowances                                                                     $        -    $       21
   Less: valuation allowance                                                                              -            (5)
   Without valuation allowances                                                                          11             5
                                                                                                 ----------    ----------
      Net carrying value of impaired loans                                                       $       11    $       21
                                                                                                 ==========    ==========

     The net carrying value of impaired loans at December 31, 2002 and 2001 was comprised of loans in the process of foreclosure and delinquent loans of $11 million and $12 million, respectively, measured at the fair value of the collateral, and restructured loans of $0 million and $9 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Interest income is recognized on a cash basis for impaired loans, beginning at the time of impairment. For impaired loans that have been restructured, interest is accrued based on the principal amount at the adjusted interest rate. The Company recognized interest income of $1 million on impaired loans during each of 2002, 2001 and 2000, all of which was received in cash. The average balance of impaired loans was $16 million, $27 million and $33 million during 2002, 2001 and 2000, respectively.

     Valuation allowances for mortgage loans at December 31, 2002, 2001 and 2000, were $0 million, $5 million and $5 million, respectively. Direct writedowns of the gross carrying amounts of mortgage loans were $5 million, $0 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the years ended December 31, 2002, 2001 and 2000, net reductions to mortgage loan valuation allowances were $5 million, $300 thousand and $2 million, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. Except for the following states, holdings in no other state exceeded 5% of the portfolio at December 31,:

(% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)                      2002          2001
                                                                 ----------    ----------
California                                                             27.2%         23.4%
Texas                                                                  13.0           5.4
New York                                                                9.4           9.6
Pennsylvania                                                            7.2           7.3
Ohio                                                                    5.6           5.5

INVESTMENT CONCENTRATION FOR COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31,:

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)                 2002          2001
                                                                 ----------    ----------
California                                                             14.7%         16.9%
Illinois                                                                7.8           7.6
Texas                                                                   7.3           7.0
Florida                                                                 6.7           7.0
New Jersey                                                              6.5           6.4
Pennsylvania                                                            6.0           5.3
New York                                                                5.6           5.3

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

                                                                     2002         2001
                                                                 ----------    ----------
(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)
Office buildings                                                       33.6%         34.3%
Warehouse                                                              20.8          20.3
Retail                                                                 19.5          20.0
Apartment complex                                                      19.0          18.4
Industrial                                                              1.8           1.9
Other                                                                   5.3           5.1
                                                                 ----------    ----------
                                                                      100.0%        100.0%
                                                                 ==========    ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2002, for loans that were not in foreclosure are as follows:

                                         NUMBER OF     CARRYING
                                           LOANS        VALUE       PERCENT
                                         ---------     --------     -------
($ IN MILLIONS)
2003                                            67     $    272         4.6%
2004                                            49          294         5.0
2005                                            95          599        10.2
2006                                           120          734        12.5
2007                                           131          784        13.3
Thereafter                                     610        3,200        54.4
                                         ---------     --------     -------
  Total                                      1,072     $  5,883       100.0%
                                         =========     ========     =======

     In 2002, $286 million of commercial mortgage loans were contractually due. Of these, 58.9% were paid as due, 36.8% were refinanced at prevailing market terms, 4.3% were foreclosed or are in the process of foreclosure and none are in the process of refinancing or restructuring discussions.

     Included in fixed income securities are below investment grade assets totaling $3.66 billion and $2.76 billion at December 31, 2002 and 2001, respectively. The Company defines its below investment grade assets as those securities with a National Association of Insurance Commissioners ("NAIC") rating between 3 and 6, or a Moody's equivalent rating of "Ba" or lower, or a comparable company internal rating.

     At December 31, 2002, the carrying value of investments, excluding equity securities, that were non-income producing during 2002 was $5 million.

     At December 31, 2002, fixed income securities with a carrying value of $80 million were on deposit with regulatory authorities as required by law.

SECURITIES LENDING

     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, which mostly include large brokerage firms. At December 31, 2002 and 2001, fixed income securities with a carrying value of $1.04 billion and $964 million, respectively, have been loaned under these agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments and Fixed income securities with an offsetting liability recorded in Other Liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $5 million, $6 million and $2 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and Reinsurance recoverables, net) and liabilities (including Reserve for life-contingent contract benefits, Contractholder Funds pertaining to interest-sensitive life contracts and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FINANCIAL ASSETS

     The carrying value and fair value of financial assets at December 31, are as follows:

                                                           2002                       2001
                                                  ----------------------     ---------------------
                                                  CARRYING        FAIR       CARRYING       FAIR
                                                   VALUE         VALUE        VALUE         VALUE
                                                  ---------     --------     --------     --------
(IN MILLIONS)
Fixed income securities                           $  44,805     $ 44,805     $ 37,226     $ 37,226
Mortgage loans                                        5,883        6,398        5,450        5,588
Equity securities                                       183          183          201          201
Short-term investments                                  839          839          672          672
Policy loans                                            692          692          673          673
Separate Accounts                                    11,125       11,125       13,587       13,587

     Fair values of publicly traded fixed income securities are based upon independent market quotations or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models which utilized internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. Equity securities are valued based principally on independent market quotations. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the Consolidated Statements of Financial Position at fair value based on quoted market prices.

FINANCIAL LIABILITIES

     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                            2002                     2001
                                                  ----------------------     ---------------------
                                                  CARRYING        FAIR       CARRYING      FAIR
                                                   VALUE          VALUE       VALUE        VALUE
                                                  ---------     --------     --------     --------
(IN MILLIONS)
Contractholder funds on investment contracts      $  32,355     $ 32,601     $ 26,615     $ 26,572
Security repurchase agreements                        1,236        1,236        1,472        1,472
Separate Accounts                                    11,125       11,125       13,587       13,587

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. GICs, FAs, and immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Equity-indexed annuity contracts' fair value approximates carrying value since the embedded equity options are carried at market value in the consolidated financial statements.

     Security repurchase agreements are valued at carrying value due to their short-term nature. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, 2002 as follows:

                                                                                                   CARRYING         CARRYING
                                                           NOTIONAL      CREDIT       FAIR          VALUE            VALUE
                                                            AMOUNT     EXPOSURE(1)   VALUE(1)      ASSETS(1)    (LIABILITIES)(1)
                                                          ----------   ----------   ----------    ----------    ----------------
(IN MILLIONS)
INTEREST RATE CONTRACTS
Interest rate swap agreements                             $    9,091   $      (42)  $     (307)   $      (42)      $     (265)
Financial futures contracts                                      384            -            -             -                -
Interest rate cap and floor agreements                         1,581            9           44             9               35
                                                          ----------   ----------   ----------    ----------       ----------
     Total interest rate contracts                            11,056          (33)        (263)          (33)            (230)
                                                          ----------   ----------   ----------    ----------       ----------
EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       1,099           10            5            10               (5)
                                                          ----------   ----------   ----------    ----------       ----------
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,762          259          285           259               26
Foreign currency futures                                          11            -            -             -                -
                                                          ----------   ----------   ----------    ----------       ----------
     Total foreign currency contracts                          1,773          259          285           259               26
                                                          ----------   ----------   ----------    ----------       ----------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Conversion options in fixed income securities                    480          122          122           122                -
Equity-indexed options in life and annuity
   product contracts                                              65            -           32             -               32
Forward starting options in annuity product
   contracts                                                   1,363            -           (3)            -               (3)
Put options in variable product contracts                         48            -            -             -                -
Credit default swaps agreements                                   25            -           (2)           (2)               -
                                                          ----------   ----------   ----------    ----------       ----------
     Total embedded derivative financial
        instruments                                            1,981          122          149           120               29
                                                          ----------   ----------   ----------    ----------       ----------
OTHER DERIVATIVE FINANCIAL INSTRUMENTS
Synthetic guaranteed investment contracts                          6            -            -             -                -
Reinsurance of guaranteed minimum income
   annuitization options in variable contracts                    32            -           29            29                -
Forward contracts for TBA mortgage securities                      -            -            -             -                -
                                                          ----------   ----------   ----------    ----------       ----------
   Total other derivative financial instruments                   38            -           29            29                -
                                                          ----------   ----------   ----------    ----------       ----------
Total derivative financial instruments                    $   15,947   $      358   $      205    $      385       $     (180)
                                                          ==========   ==========   ==========    ==========       ==========

-----------
(1) CREDIT EXPOSURE AND CARRYING VALUE INCLUDE THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS. FAIR VALUE AND CARRYING VALUE OF THE ASSETS AND LIABILITIES EXCLUDE ACCRUED PERIODIC SETTLEMENTS WHICH ARE REPORTED IN ACCRUED INVESTMENT INCOME.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, 2001 as follows:

                                                                                                   CARRYING         CARRYING
                                                           NOTIONAL      CREDIT        FAIR          VALUE           VALUE
                                                            AMOUNT     EXPOSURE(1)   VALUE(1)      ASSETS(1)    (LIABILITIES)(1)
                                                          ----------   -----------  ----------    ----------    ----------------
(IN MILLIONS)
INTEREST RATE CONTRACTS
Interest rate swap agreements                             $    5,887   $       15   $     (100)   $       15    $     (115)
Financial futures contracts                                      338            1            1             1             -
Interest rate cap and floor agreements                         1,536            -            1             -             1
                                                          ----------   ----------   ----------    ----------    ----------
     Total interest rate contracts                             7,761           16          (98)           16          (114)
                                                          ----------   ----------   ----------    ----------    ----------
EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       1,107           16           12            16            (4)
                                                          ----------   ----------   ----------    ----------    ----------
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,544           26           28            26             2
                                                          ----------   ----------   ----------    ----------    ----------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Conversion options in fixed income securities                    588          173          173           173             -
Equity-indexed options in life and annuity
   product contracts                                              71            -          (44)            -           (44)
Forward starting options in annuity product
   contracts                                                   1,389            -           (5)            -            (5)
Put options in variable product contracts                         73            -            -             -             -
Credit default swaps agreements                                    -            -            -             -             -
                                                          ----------   ----------   ----------    ----------    ----------
     Total embedded derivative financial instruments           2,121          173          124           173           (49)
                                                          ----------   ----------   ----------    ----------    ----------
OTHER DERIVATIVE FINANCIAL INSTRUMENTS
Synthetic guaranteed investment contracts                          5            -            -             -             -
Reinsurance of guaranteed minimum income
   annuitization options in variable contracts                    41            -           12            12             -
Forward contracts for TBA mortgage securities                    470            7            7             7             -
                                                          ----------   ----------   ----------    ----------    ----------
   Total other derivative financial instruments                  516            7           19            19             -
                                                          ----------   ----------   ----------    ----------    ----------
Total derivative financial instruments                    $   13,049   $      238   $       85    $      250    $     (165)
                                                          ==========   ==========   ==========    ==========    ==========

----------
(1) CREDIT EXPOSURE AND CARRYING VALUE INCLUDE THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS. FAIR VALUE AND CARRYING VALUE OF THE ASSETS AND LIABILITIES EXCLUDE ACCRUED PERIODIC SETTLEMENTS WHICH ARE REPORTED IN ACCRUED INVESTMENT INCOME.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements, and are not representative of the potential for gain or loss on these agreements.

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting or collateral agreements.

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company utilizes master netting agreements for all over-the-counter derivative transactions including interest rate swap, interest rate cap, and interest rate floor agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives including futures and certain option contracts are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk associated with these transactions.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of non-exchange traded derivative contracts, including embedded derivative financial instruments subject to bifurcation, is based on either independent third party pricing sources or widely accepted pricing and valuation models which utilize independent third party data as inputs.

     The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31, as it relates to interest rate swap, currency swap, interest rate cap and interest rate floor agreements.

($ IN MILLIONS)

                                      2002                                                         2001
              --------------------------------------------------------    -------------------------------------------------------
              NUMBER OF                                    EXPOSURE,      NUMBER OF                                   EXPOSURE,
               COUNTER-     NOTIONAL       CREDIT           NET OF         COUNTER-     NOTIONAL      CREDIT           NET OF
RATING(1)      PARTIES       AMOUNT      EXPOSURE(2)     COLLATERAL(2)     PARTIES       AMOUNT     EXPOSURE(2)     COLLATERAL(2)
----------    ---------     --------     -----------     -------------    ---------     --------    -----------     -------------
  AAA                 2     $  1,530     $         -     $           -            2     $  1,114    $         -     $           -
  AA+                 -            -               -                 -            1          746              -                 -
  AA                  2        1,399              91                24            5        2,119              -                 -
  AA-                 5        3,209               -                 -            6        3,787             34                20
  A+                  6        5,581             135                10            3        1,035              7                 7
   A                  1          716               -                 -            1          166              -                 -
              ---------     --------     -----------     -------------    ---------     --------    -----------     -------------
Total                16     $ 12,435     $       226     $          34           18     $  8,967    $        41     $          27
              =========     ========     ===========     =============    =========     ========    ===========     =============

(1)    RATING IS THE LOWER OF STANDARD & POOR'S OR MOODY'S RATINGS.

(2) FOR EACH COUNTERPARTY, ONLY OVER-THE-COUNTER DERIVATIVES WITH A NET POSITIVE MARKET VALUE ARE INCLUDED.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, changes in fair value of the Company's derivative financial instruments used for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

     The Company reclassified pretax net losses of $259 thousand and pretax net gains of $4 million from Accumulated other comprehensive income to Net income during 2002 and 2001, respectively. These amounts related to cash flow hedges. During 2003, the Company expects to release an estimated $756 thousand of pretax net losses from Accumulated other comprehensive income to Net income. For the periods ending December 31, 2002 and 2001, the Company did not terminate any hedge of a forecasted transaction because it was no longer probable that the forecasted transaction would occur. Therefore, no gains or losses were reclassified from Accumulated other comprehensive income to Realized capital gains and losses related thereto.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the derivative instruments used by the Company. Included in the table is a description of the individual derivative instruments, the risk management strategies to which they relate, and the financial statement reporting for the derivative instruments including the classification of fair value changes and periodic accruals and settlements, if any, in the Company's consolidated financial statements as of and for the periods ending December 31, 2002 and 2001. Amounts reported are on a pre-tax basis.

                           DESCRIPTION AND
     INSTRUMENT        RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                   2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         ASSET /    INCOME /   ASSET /    INCOME /
                                                                                       (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
CONTRACTS:
   INTEREST RATE     DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   SWAP AGREEMENTS   Agreements to periodically
                     exchange the difference       -    Fair values are reported as
                     between two designated sets        follows:
                     of cash flows (fixed to            -   Other investments.          $   (42)             $    15
                     variable rate, variable to         -   Other liabilities and
                     fixed rate, or variable to             accrued expenses.              (265)                (115)
                     variable rate) based upon     -    When hedge accounting is
                     designated market rates or         applied, the carrying values
                     rate indices and a notional        of the hedged items are
                     amount.                            adjusted for changes in the
                                                        fair value of the hedged
                     Master netting agreements          risk.  The fair value of
                     are used to minimize credit        hedged risks are reported as
                     risk. In addition, when            follows:
                     applicable, parties are            -  Fixed income securities.         409                  123
                     required to post                   -  Mortgage loans.                   62                   10
                     collateral. As of December         -  Contractholder funds.           (141)                 (47)
                     31, 2002, the Company
                     pledged to counterparties     STATEMENT OF OPERATIONS
                     $12 million of securities     -    For hedge accounting, changes
                     as collateral, while               in fair value of the
                     holding $18 million of cash        instruments are matched
                     posted by counterparties as        together with changes in fair
                     collateral, for                    value of the hedged risks and
                     over-the-counter                   are reported as follows:
                     instruments.                           -   Net investment income.             $ (390)               $ (93)
                                                            -   Life and annuity
                     RISK MANAGEMENT STRATEGY                   contract benefits                      94                   47
                                                        -    Periodic accruals and
                     Primarily used to change                settlements are reported
                     the interest rate                       as follows:
                     characteristics of existing            -   Net investment income.               (178)                 (61)
                     assets or liabilities to               -   Life and annuity
                     facilitate asset-liability                 contract benefits                      50                   17
                     management.                   -    Hedge ineffectiveness is
                                                        reported as Realized capital
                                                        gains and losses.                             (15)                   6
                                                   -    When hedge accounting is not
                                                        applied, changes in fair
                                                        values of the instruments are
                                                        classified consistent with
                                                        the risk being hedged:
                                                        -    Periodic accruals
                                                             and settlements are
                                                             reported as Net
                                                             investment income.                        33                    7
                                                        -    Changes in fair value are
                                                             reported in Realized
                                                             capital gains and losses                  50                   (4)

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL          DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FUTURES CONTRACTS  Futures contracts are         Fair values are reported as
                      commitments to purchase or    follows:
                      sell designated financial          -  Other investments.           $     -              $     1
                      instruments at a future            -  Other liabilities and
                      date for a specified price            accrued expenses.                  -                    -
                      or yield. These contracts
                      are traded on organized       STATEMENT OF OPERATIONS
                      exchanges and cash settle     Changes in fair value of the
                      on a daily basis.  The        instruments, some of which are
                      exchange requires margin      recognized through daily cash
                      deposits as well as daily     settlements, are classified
                      cash settlements of           consistent with the risks being
                      margin. As of December 31,    hedged and are reported as
                      2002, the Company pledged     follows:
                      margin deposits in the             -  Realized capital gains
                      form of marketable                    and losses.                             $    2                $  (3)
                      securities totaling $3             -  Life and annuity contract
                      million.                              benefits.                                   (1)                   -

                      RISK MANAGEMENT STRATEGIES

                      Generally used to manage
                      interest rate risk related to
                      certain annuity contracts.
                      Financial futures are also
                      used to reduce interest rate
                      risk related to forecasted
                      purchases and sales of
                      marketable investment
                      securities.

   INTEREST RATE      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   CAP AND FLOOR      In exchange for a premium,    Fair values are reported as
   AGREEMENTS         these contracts provide       follows:
                      the holder with the right          -   Other investments.          $     9              $     -
                      to receive at a future             -   Other liabilities and
                      date, the amount, if any,              accrued expenses.                35                    1
                      by which a specified
                      market interest rate          STATEMENT OF OPERATIONS
                      exceeds the fixed cap rate    Changes in fair value of the
                      or falls below the fixed      instruments are classified
                      floor rate, applied to a      consistent with the risks being
                      notional amount.              hedged.
                                                         -   Periodic accruals and
                      RISK MANAGEMENT STRATEGIES             settlements are reported
                      Used to reduce exposure to             as follows:
                      rising or falling interest            -   Net investment income.              $    -                $   -
                      rates relative to certain             -   Life and annuity
                      existing assets and                       contract benefits                        -                    -
                      liabilities in conjunction         -   Changes in fair values
                      with asset-liability                   are reported in Realized
                      management.                            capital gains and losses.                  (5)                  (1)

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY AND INDEX
CONTRACTS:
   OPTIONS,           DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FINANCIAL          These indexed instruments     Fair values are reported as
   FUTURES, AND       provide returns at            follows:
   WARRANTS           specified or optional              -  Equity securities.           $     8              $    15
                      dates based upon a                 -  Other investments.                 2              $     1
                      specified index applied            -   Other liabilities and
                      to the instrument's                    accrued expenses.                (5)                  (5)
                      notional amount. Index
                      futures are traded on         STATEMENT OF OPERATIONS
                      organized exchanges and       Changes in fair values of the
                      cash settle on a daily        instruments, some of which are
                      basis.  The exchange          recognized through daily cash
                      requires margin deposits      settlements, are classified with
                      as well as daily cash         the risk being hedged and are
                      settlements of margin.        reported as follows:
                      The Company pledged $43            -  Life and annuity
                      million of securities in              contract benefits.                      $  (66)               $ (56)
                      the form of margin                 -  Realized capital gains
                      deposits as of December               and losses.                                  1                    -
                      31, 2002. Stock warrants
                      provide the right to
                      purchase common stock at
                      predetermined prices.

                      RISK MANAGEMENT STRATEGIES
                      Indexed instruments are
                      primarily utilized to reduce
                      the market risk associated
                      with certain annuity
                      contracts. Stock warrants are
                      generally received in
                      connection with the purchase
                      of debt or preferred stock
                      investments.

FOREIGN CURRENCY
CONTRACTS:

   FOREIGN CURRENCY   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   SWAP AGREEMENTS    These contracts involve       -  Fair values are reported as
                      the periodic exchange of         follows:
                      consideration based on             -  Other investments.           $   259              $    26
                      relative changes in two            -   Other liabilities and
                      designated currencies                  accrued expenses.                26                    2
                      and, if applicable,                -  Fixed income securities.           -                   (6)
                      differences between fixed     -    Since hedge accounting is
                      rate and variable cash             applied, carrying value of
                      flows or two different             the hedged item,
                      variable cash flows, all           Contractholder funds, is
                      based on a pre-determined          adjusted for changes in the
                      notional amount.  As of            fair value of the hedged
                      December 31, 2002,                 risk.                              (285)                 (22)
                      counterparties pledged
                      $176 million in cash to       STATEMENT OF OPERATIONS
                      the Company under             -    Changes in fair value of
                      existing agreements for            the instruments are matched
                      over-the-counter foreign           together with the changes
                      currency swap agreements.          in fair values of the
                                                         hedged risks and reported
                      RISK MANAGEMENT STRATEGIES         in Life and annuity
                      These agreements are               contract benefits.                         $ (263)               $ (22)
                      entered into primarily to     -    Periodic accruals and
                      manage the foreign                 settlements are reported in
                      currency risk associated           Life and annuity contract
                      with issuing foreign               benefits                                      (30)                 (43)
                      currency denominated          -    Hedge ineffectiveness would
                      funding agreements. In             be reported in Realized
                      addition to hedging                gains and losses.                               -                    -
                      foreign currency risk,
                      they may also change the
                      interest rate
                      characteristics of the
                      funding agreements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   FOREIGN CURRENCY   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FUTURES CONTRACTS  The contracts are traded      Fair values are reported as
                      on domestic and foreign       follows:
                      organized exchanges           -  Other investments.                $     -              $     -
                      covering various              -  Other liabilities and accrued
                      currencies and cash              expenses.                               -                    -
                      settle on a daily basis.
                      The exchange requires         STATEMENT OF OPERATIONS
                      margin deposits as well       Changes in fair value of the
                      as daily cash settlements     instruments are reported
                      of margin. These contracts    consistent with the risks being
                      represent standard agreements hedged in Life and annuity
                      to buy or sell a foreign      contracts benefits.                             $    1                $   -
                      currency at a specified rate
                      at a specified future date.
                      As of December 31, 2002, the
                      Company had pledged margin
                      deposits in the form of
                      marketable securities
                      totaling $1 million.

                      RISK MANAGEMENT STRATEGIES
                      These contracts are used to
                      hedge the currency risk
                      associated with certain
                      funding agreements and
                      variable contract features.

EMBEDDED
DERIVATIVE
FINANCIAL
INSTRUMENTS:

  CONVERSION          DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN FIXED    These securities have         Fair value is reported together
  INCOME SECURITIES   embedded options, which       with the host contracts in Fixed
                      provide the Company with      income securities.                   $   122              $   173
                      the right to convert the
                      instrument into a             STATEMENT OF OPERATIONS
                      predetermined number of       Changes in fair value are
                      shares of common stock.       reported in Realized capital
                      Securities owned and          gains and losses.                               $  (55)               $ (70)
                      subject to bifurcation
                      include convertible bonds
                      and convertible
                      redeemable preferred
                      stocks.

  EQUITY INDEXED      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN LIFE     These contracts provide       Fair value is reported together
  AND ANNUITY         the owner with returns        with the host contracts in
  PRODUCT CONTRACTS   based upon a designated       Contractholder funds.                $    32              $   (44)
                      participation percentage
                      in positive changes in the    STATEMENT OF OPERATIONS
                      S&P 500 index, subject to     Changes in fair value are
                      specified limits. Contracts   reported in Life and annuity
                      include options providing     contract benefits.                              $   76                $ (44)
                      equity-indexed returns.

  FORWARD STARTING    DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN          These contracts provide       Fair value is reported together
  ANNUITY PRODUCT     the owner with returns        with the host contracts in
  CONTRACTS           based upon a designated       Contractholder funds.                $    (3)             $    (5)
                      participation percentage
                      in positive changes in        STATEMENT OF OPERATIONS
                      the S&P 500 index,            Changes in fair value are
                      subject to specified          reported in Realized capital
                      limits.                       gains and losses.                               $    2                $  (5)

                      Contracts include options to
                      renew the contract, which
                      provides guaranteed minimum
                      levels of participation in
                      equity-indexed returns.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
  PUT OPTIONS IN      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  VARIABLE PRODUCT    Amounts deposited during      Fair value is reported together
  CONTRACTS           a free-look period are        with the host contracts in
                      required to be refunded,      Contractholder funds; amounts
                      if demanded by the            are insignificant.                   $     -              $     -
                      contractholder,
                      regardless of the             STATEMENT OF OPERATIONS
                      performance of the funds      Changes in fair value are
                      during the period.            reported in Realized capital
                                                    gains and losses; amounts are
                      Due to certain states'        insignificant.                                  $    -                $   -
                      regulatory requirements,
                      certain variable product
                      contract liabilities
                      contain these embedded
                      derivatives.

CREDIT DEFAULT SWAP   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
AGREEMENTS            These agreements provide      Fair value is reported together
                      for the receipt of fees       with the host contracts in Fixed
                      as compensation to accept     income securities.                   $    (2)             $     -
                      the credit risk of a
                      specified entity.  In the     STATEMENT OF OPERATIONS
                      event a specified credit      -    The premiums received are
                      event occurs the Company           reported in Net investment
                      would no longer receive            income; amounts are
                      fees and would be                  insignificant.                             $    -                $   -
                      obligated to make a           -    Changes in fair value are
                      payment to the                     reported in Realized
                      counterparty.                      capital gains and losses.                      (2)                   -
                                                    -    Losses from credit events
                      RISK MANAGEMENT STRATEGY           would also be reported in
                      Certain structured                 Realized capital gains and
                      securities include                 losses.                                         -                    -
                      embedded credit default
                      swaps that are subject to
                      bifurcation. Credit
                      default swap agreements
                      are used to gain exposure
                      to desirable credit risks.

OTHER DERIVATIVE      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
FINANCIAL             Products sold primarily       Fair value would be reported in
INSTRUMENTS:          to pension trusts to          Contractholder funds.                $     -              $     -
   SYNTHETIC          support elements of their
   GUARANTEED         defined contribution          STATEMENT OF OPERATIONS
   INVESTMENT         plans.  Fees are received     -    Periodic accruals and
   PRODUCT CONTRACTS  in exchange for                    settlements would be
                      guarantees provided for            reported in Life and
                      reimbursement of certain           annuity contract benefits.                 $    -                $   -
                      market value losses on        -    Changes in fair value of
                      the plan's asset                   the options would be
                      portfolio in the event             reported in Realized
                      the plan experiences               capital gains and losses.                       -                    -
                      heavy withdrawal activity.

                      These off balance sheet
                      liability contracts are
                      economically similar to put
                      options written by the
                      Company.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   REINSURANCE OF     DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   GUARANTEED         Reinsurance agreements        -    Fair value is reported in
   MINIMUM INCOME     for a product feature in           Other assets.                   $    29              $    12
   ANNUITIZATION      variable product              -    Since hedge accounting is
   OPTIONS IN         contracts are deemed to            applied, the carrying value
   VARIABLE PRODUCT   be derivative instruments.         of the hedged item,
   CONTRACTS                                             Contractholder funds, is
                      RISK MANAGEMENT STRATEGY           adjusted for changes in the
                      These agreements are used          fair value of the hedged
                      to transfer to the                 risk.                               (29)                 (12)
                      reinsurer a portion of
                      the investment risk of        STATEMENT OF OPERATIONS
                      guaranteed minimum income     For hedge accounting changes in
                      annuitization options         fair value of the instrument are
                      offered in certain            matched together with changes in
                      variable contracts.           fair value of the hedged risk
                                                    and reported in Life and annuity
                                                    contract benefits.                              $   17                $  12

   FORWARD            DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   CONTRACTS FOR      These agreements represent    Fair value is reported in Fixed
   TBA MORTGAGE       forward contracts to income   securities.                          $     -              $     7
   SECURITIES         purchase highly liquid TBA
                      mortgage-backed securities.   STATEMENT OF OPERATIONS
                      Certain of these contracts    Changes in fair value are
                      are viewed as derivatives.    reported in Realized capital
                                                    gains and losses.                               $   (1)               $   4
                      RISK MANAGEMENT STRATEGY
                      These forward contracts are
                      used to reduce interest rate
                      and price risk related to
                      forecasted purchases of TBA
                      mortgage securities.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31, are as follows:

                                                                    2002                            2001
                                                          --------------------------     --------------------------
                                                          CONTRACTUAL        FAIR        CONTRACTUAL        FAIR
                                                            AMOUNT           VALUE         AMOUNT           VALUE
                                                          -----------     ----------     -----------     ----------
(IN MILLIONS)
Commitments to invest                                     $        51     $        -     $        49     $        -
Commitments to purchase private placement securities               69              -             119              -
Commitments to extend mortgage loans                               62              1              32              -
Credit guarantees                                                  29             (1)             49             (2)

     Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments are estimated based upon discounted contractual cash flows, adjusted for changes in current rates at which loans would be made to borrowers with similar credit risk using similar properties as collateral.

     Credit guarantees represent conditional commitments included in certain fixed income securities owned by the Company. These commitments provide for obligations to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of credit events for the referenced entities. The Company enters into these transactions in order to achieve higher yields than direct investment in referenced entities. The fees for assuming the conditional commitments are reflected in the interest receipts reported in Net investment income over the lives of the contracts. The fair value of the credit guarantees are estimates of the conditional commitments only and are calculated using quoted market prices or valuation models, which incorporate external market data.

     In the event of bankruptcy or other default of the referenced entities, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is the fair value of the subject fixed income securities, which totaled $28 million at December 31, 2002. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current to their contractual terms at December 31, 2002.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.   DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisition costs for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
BALANCE, BEGINNING OF YEAR                                $     2,997     $    2,926     $     2,675
Acquisition costs deferred                                        666            637             797
Amortization charged to income                                   (418)          (365)           (418)
Effect of unrealized gains and losses                            (330)          (201)           (128)
                                                          -----------     ----------     -----------

BALANCE, END OF YEAR                                      $     2,915     $    2,997     $     2,926
                                                          ===========     ==========     ===========

9.   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
Immediate annuities:
  Structured settlement annuities                                         $    5,725     $     5,024
  Other immediate annuities                                                    2,096           1,870
Traditional Life                                                               1,693           1,567
Other                                                                            233             171
                                                                          ----------     -----------

Total Reserve for life-contingent contract benefits                       $    9,747     $     8,632
                                                                          ==========     ===========

     The following table highlights the key assumptions generally utilized in calculating the Reserve for life-contingent contract benefits:

                                                                          INTEREST                ESTIMATION
             PRODUCT                     MORTALITY/MORBIDITY                RATE                    METHOD
----------------------------------  ------------------------------  ---------------------  -------------------------
Structured settlement annuities     U.S. population with            Interest rate          Present value of
                                    projected calendar year         assumptions range      contractually specified
                                    improvements; age setbacks      from 5.5% to 11.7%     future benefits
                                    for impaired lives grading
                                    to standard

Other immediate annuities           1983 group annuity mortality    Interest rate          Present value of
                                    table                           assumptions range      expected future
                                                                    from 2.0% to 11.5%     benefits based on
                                                                                           historical experience

Traditional life                    Actual company experience       Interest rate          Net level premium
                                    plus loading                    assumptions range      reserve method using
                                                                    from 4.0% to 11.3%     the Company's
                                                                                           withdrawal experience
                                                                                           rates

Other                               Actual company experience                              Unearned premium;
                                    plus loading                                           additional contract
                                                                                           reserves as for
                                                                                           traditional life

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for structured settlement annuities and for certain immediate annuities with life contingencies. A liability of $797 million and $212 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2002 and 2001, respectively. The offset to this liability is recorded as a reduction, net of taxes, of the unrealized net capital gains included in Accumulated other comprehensive income.

     At December 31, Contractholder funds consists of the following:

                                                                             2002            2001
                                                                          ----------     -----------
(IN MILLIONS)
Interest-sensitive life                                                   $    6,037     $     5,734
Investment contracts:
   Immediate annuities                                                         2,550           2,293
   Fixed annuities                                                            21,232          16,688
   Guaranteed investment contracts                                             1,903           2,279
   Funding agreements (non-putable)                                            5,199           3,557
   Funding agreements (putable/callable)                                       1,937           1,750
                                                                          ----------     -----------

     Total Contractholder funds                                           $   38,858     $    32,301
                                                                          ==========     ===========

     The following table highlights the key contract provisions that determine Contractholder funds:

                                                INTEREST
             PRODUCT                              RATE                          WITHDRAWAL/SURRENDER CHARGES
----------------------------------  ---------------------------------- -----------------------------------------------
Interest-sensitive life             Interest rates credited range      Either a percentage of account balance or
                                    from 2.0% to 7.8%                  dollar amount grading off generally over 20
                                                                       years

Immediate and fixed annuities       Interest rates credited range      Either a declining or a level percentage
                                    from 2.2% to 10.2% for immediate   charge generally over nine years or less.
                                    annuities and 0% to 10.7% for      Additionally, approximately 29.5% of fixed
                                    fixed annuities (which include     annuities are subject to a market value
                                    equity-indexed annuities whose     adjustment.
                                    returns are indexed to the S&P
                                    500)

Guaranteed investment contracts     Interest rates credited range      Generally not subject to discretionary
                                    from 2.95% to 8.5%                 withdrawal

Funding agreements                  Interest rates credited range      Not Applicable
 (non-putable)                      from 1.51% to 7.21% (excluding
                                    currency-swapped medium-term
                                    notes)

Funding agreements                  Interest rates credited range      Not Applicable
 (putable/callable)                 from 1.4% to 8.5%

     Contractholder funds include FAs sold to SPEs issuing medium-term notes. The SPEs, Allstate Life Funding, LLC and Allstate Financial Global Funding, LLC are used exclusively for the Company's FAs supporting medium-term note programs. The assets and liabilities of Allstate Life Funding, LLC are included on the Consolidated Statements of Financial Position. The Company classifies the medium-term notes issued by Allstate Life Funding, LLC as Contractholder funds, using accounting treatment similar to that of its other investment contracts. The assets and liabilities of Allstate Financial Global Funding, LLC are not included on the Consolidated Statements of Financial Position due to the existence of a sufficient equity ownership interest by an unrelated third party in this entity. The Company classifies the FAs issued to Allstate Financial Global Funding, LLC as Contractholder funds. The Corporation's management does not have an ownership interest in the SPEs.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Contractholder funds activity for the year ended December 31, was as follows:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
Balance, beginning of year                                                $   32,301     $    27,676
   Deposits                                                                    8,917           7,860
   Surrenders and withdrawals                                                 (3,149)         (3,211)
   Death benefits                                                               (429)           (415)
   Interest credited to contractholder funds                                   1,691           1,670
   Transfers (to) from Separate Accounts                                        (458)         (1,014)
   Other adjustments                                                             (15)           (265)
                                                                          ----------     -----------
Balance, end of year                                                      $   38,858     $    32,301
                                                                          ==========     ===========

10.  REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

     The Company has a coinsurance contract with Columbia, an affiliate of the Company, to assume 100% of fixed annuity business inforce as of June 30, 2000 and new business as written. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business inforce on the effective date of July 1, 2000 and new business as written. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2002, 2001 and 2000, the Company assumed $19 million, $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a coinsurance contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $18 million, $29 million and $29 million in premiums from AIC for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a contract to assume 100% of all insurance written by Sears Life Insurance Company ("SLIC"). This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $76 million, $64 million and $38 million in premiums from SLIC for the years ended December 31, 2002, 2001 and 2000, respectively.

     On January 2, 2001, the Company acquired blocks of business from American Maturity via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life contingent contract benefits and contractholder funds.

     The Company has an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company provides insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $37 million and $32 million as of December 31, 2002 and 2001, respectively. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

contracts, which has an aggregate account value of $478 million and $795 million as of December 31, 2002 and 2001, respectively. During 2002, 2001 and 2000, the Company earned contract charges and fees assessed to contractholder fund balances of $5 million, $8 million, and $17 million, respectively.

     The Company cedes 90%, 80% or 60% of the mortality risk on certain life policies, depending upon the issue year and product, to a pool of eleven reinsurers that are not affiliated with the Company or the Corporation. Beginning in November 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to 1998, the Company ceded mortality risk in excess of $1 million per life for individual coverage. As of December 31, 2002, $156.51 billion of life insurance in force was ceded to other companies.

     The Company has a modified coinsurance contract with Allstate Re, an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA ("PNC"). Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. Furthermore, Allstate Re then cedes this business to Alpine Indemnity Limited ("Alpine"), a subsidiary of PNC, via a modified coinsurance contract. During 2002, 2001 and 2000, the Company ceded $329 thousand, $236 thousand and $228 thousand, respectively, in contract charges to Allstate Re.

     In addition, the Company has a modified coinsurance contract with Alpine to cede 50% of certain variable annuity business issued on or after May 1, 1999 under a distribution agreement with PNC. This agreement is continuous but may be terminated by either party with 120 days notice.

     The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

     The effects of reinsurance on premiums and contract charges for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
PREMIUMS AND CONTRACT CHARGES
Direct                                                    $     2,150     $    2,085     $     2,075
Assumed
   Affiliate                                                       43             41              39
   Non-affiliate                                                   76             64              55
Ceded--non-affiliate                                             (393)          (323)           (302)
                                                          -----------     ----------     -----------
   Premiums and contract charges, net of reinsurance      $     1,876     $    1,867     $     1,867
                                                          ===========     ==========     ===========

     The effects of reinsurance on Life and annuity contract benefits for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
LIFE AND ANNUITY CONTRACT BENEFITS
Direct                                                    $     1,881     $    1,693     $     1,633
Assumed
   Affiliate                                                       11             36              29
   Non-affiliate                                                   38             33              20
Ceded--non-affiliate                                             (387)          (277)           (243)
                                                          -----------     ----------     -----------

Life and annuity contract benefits, net of
reinsurance                                               $     1,543     $    1,485     $     1,439
                                                          ===========     ==========     ===========

     Reinsurance recoverables in the Company's Consolidated Statements of Financial Position were $1.06 billion and $950 million, at December 31, 2002 and 2001, respectively. The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 2002 and 2001, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

     The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $2 million, $3 million and $1 million in 2002, 2001 and 2000, respectively.

     Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, 2002 are as follows:

                                                                    (IN MILLIONS)
     2003                                                           $          1
     2004                                                                      1
     2005                                                                      -
     2006                                                                      -
     2007                                                                      -
     Thereafter                                                                -
                                                                    ------------
                                                                    $          2
                                                                    ============

GUARANTEES

     The Company owns certain fixed income securities which contain credit default swaps or credit guarantees which provide for obligations to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum potential amount of future payments, assuming the value of the referenced credits become worthless, is $54 million at December 31, 2002. The credit default swaps and credit guarantees contained in these fixed income securities expire on various dates during the next four years.

     Lincoln Benefit Life ("LBL"), a wholly owned subsidiary of ALIC, has issued universal life insurance contracts to third parties who finance the premium payments on the universal life insurance contracts through a commercial paper program. LBL has issued a repayment guarantee on the outstanding commercial paper balance which is fully collateralized by the cash surrender value of the universal life insurance contracts. At December 31, 2002, the amount due under the commercial paper program is $300 million and the cash surrender value of the policies is $306 million. The repayment guarantee expires March 31, 2003 but may be extended at LBL's option.

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions including indemnifications for breaches of representations and warranties, taxes and certain other liabilities such as third party lawsuits. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Because the obligated amounts of the indemnifications are not explicitly stated in many cases, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations, and consistent with the expectation that the risk of loss is remote, the liability balance related to these obligations as of December 31, 2002 was not material.

REGULATIONS AND LEGAL PROCEEDINGS

     The Company is subject to changing social, economic and regulatory conditions. State and federal regulatory initiatives and proceedings have varied and have included efforts to remove barriers preventing banks from engaging in the securities and insurance businesses, to change tax laws affecting the taxation of insurance companies and the tax treatment of insurance products which may impact the relative desirability of various personal investment products and to expand overall regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     The Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, the outcome of certain legal proceedings that involve AIC regarding the Allstate agencies may have an impact on the Company.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     AIC is defending various lawsuits involving worker classification issues. Examples of these lawsuits include a number of putative class actions challenging the overtime exemption claimed by AIC under the Fair Labor Standards Act or state wage and hour laws. These class actions mirror similar lawsuits filed recently against other carriers in the industry and other employers. Another example involves the worker classification of staff working in agencies. In this putative class action, plaintiffs seek damages under the Employee Retirement Income Security Act ("ERISA") and the Racketeer Influenced and Corrupt Organizations Act alleging that agency secretaries were terminated as employees by AIC and rehired by agencies through outside staffing vendors for the purpose of avoiding the payment of employee benefits. A putative nationwide class action filed by former employee agents also includes a worker classification issue; these agents are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. AIC has been vigorously defending these and various other worker classification lawsuits. The outcome of these disputes is currently uncertain.

     In addition, on August 6, 2002 a petition was filed with the National Labor Relations Board ("NLRB") by the United Exclusive Allstate Agents, Office and Professional Employees International Union (the "OPEIU"), seeking certification as the collective bargaining representative of all Allstate agents in the United States. On December 2, 2002, the Chicago Regional Director of the NLRB dismissed the petition, agreeing with AIC's position that the agents are independent contractors, not employees, and that, consequently, the NLRB lacks jurisdiction over the issue. The OPEIU has requested that the NLRB in Washington, D.C. review the dismissal by the Chicago Regional Director. The request for appeal has not been accepted yet. If it is, AIC will vigorously oppose the appeal. The outcome is currently uncertain.

     AIC is also defending certain matters relating to its agency program reorganization announced in 1999. These matters include an investigation by the U.S. Department of Labor and a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") with respect to allegations of retaliation under the Age Discrimination in Employment Act, the Americans with Disabilities Act and Title VII of the Civil Rights Act of 1964. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, breach of contract and age discrimination. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. In addition, AIC is defending certain matters relating to its life agency program reorganization announced in 2000. These matters include an investigation by the EEOC with respect to allegations of age discrimination and retaliation. AIC is cooperating fully with the agency investigation and will continue to vigorously defend these and other claims related to the life agency program reorganization. The outcome of these disputes is currently uncertain.

     The Company is defending various lawsuits and regulatory proceedings that allege that it engaged in business or sales practices inconsistent with state or federal law. The Company has been vigorously defending these matters but their outcome is currently uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of an increasing number of class action lawsuits and other types of litigation, some of which involve claims for substantial and/or indeterminate amounts (including punitive and treble damages) and the outcomes of which are unpredictable. This litigation is based on a variety of issues including insurance and claim settlement practices. However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  INCOME TAXES

     ALIC and its eligible domestic subsidiaries (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Certain domestic subsidiaries are not eligible to join in the consolidated federal income tax return and file a separate tax return.

     Prior to July 1, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. On January 27, 1995, to reflect the separation of the Corporation and Sears, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1996 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
DEFERRED ASSETS
Life and annuity reserves                                                 $      602     $       533
Other assets                                                                     204             116
                                                                          ----------     -----------
   Total deferred assets                                                         806             649

DEFERRED LIABILITIES
Deferred policy acquisition costs                                               (945)           (846)
Unrealized net capital gains                                                    (569)           (343)
Other liabilities                                                                  -             (29)
                                                                          ----------     -----------
   Total deferred liabilities                                                 (1,514)         (1,218)
                                                                          ----------     -----------
     Net deferred liability                                               $     (708)    $      (569)
                                                                          ==========     ===========

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
Current                                                   $       142     $      156     $       116
Deferred                                                          (85)            23             125
                                                          -----------     ----------     -----------
   Total income tax expense                               $        57     $      179     $       241
                                                          ===========     ==========     ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The Company paid income taxes of $116 million, $116 million and $168 million in 2002, 2001 and 2000, respectively. The Company had a current income tax liability of $50 million and $21 million at December 31, 2002 and 2001, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
Statutory federal income tax rate                                35.0%          35.0%           35.0%
Adjustment to prior year tax liabilities                        (12.5)             -               -
Dividends received deduction                                     (4.0)          (2.4)           (1.9)
Other                                                             0.5           (0.2)            0.8
                                                          -----------     ----------     -----------

   Effective income tax rate                                     19.0%          32.4%           33.9%
                                                          ===========     ==========     ===========

     An adjustment for prior year tax liabilities in the amount of $38 million primarily resulted from Internal Revenue Service developments and examination of tax returns.

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2002, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

13.  PREFERRED STOCK

     The Company has issued two series of non-voting, redeemable preferred stock. Redeemable preferred stock--Series A was issued to The Northbrook Corporation, a subsidiary of AIC, while Redeemable preferred stock--Series B was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

     For Redeemable preferred stock--Series A, the Company's Board of Directors declares and pays a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $3 million, $5 million and $5 million were paid during 2002, 2001, and 2000, respectively. There were no accrued and unpaid dividends for Series A preferred stock at December 31, 2002.

     Redeemable preferred stock--Series A subscriptions receivable resulted from the Company's issuance of additional shares to The Northbrook Corporation in return for $14 million in cash, which was received on January 14, 2002.

     On December 28, 2001 AIC made a capital contribution to ALIC of all of the issued and outstanding ALIC Redeemable preferred stock--Series B, resulting in an increase in Additional capital paid-in of $117 million.

     For Redeemable preferred stock--Series B, cash dividends of 6.9% per annum were payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million were paid annually during 2001 and 2000, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles consolidated Net income for the year ended December 31, and consolidated Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of ALIC and its subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                  NET INCOME                     SHAREHOLDER'S EQUITY
                                                    -------------------------------------        ----------------------
                                                      2002           2001           2000           2002           2001
                                                    -------        -------        -------        -------        -------
(IN MILLIONS)
Balance per GAAP                                    $   245        $   368        $   470        $ 6,362        $ 5,397
Undistributed net income of certain
   subsidiaries                                          18              7              2              -              -
Unrealized gain/loss on fixed income
   securities                                             -              -              -         (3,082)        (1,508)
Deferred policy acquisition costs                      (248)          (291)          (368)        (2,915)        (2,997)
Deferred income taxes                                     7             18             30          1,325          1,055
Employee benefits                                         6              8             (1)           (18)           (17)
Reserves and non-admitted assets                         46            112            205          1,255            743
Separate Accounts                                         -              -              -            396            141
Other                                                    42              5             13            (91)           (79)
                                                    -------        -------        -------        -------        -------
Balance per statutory accounting practices          $   116        $   227        $   351        $ 3,232        $ 2,735
                                                    =======        =======        =======        =======        =======

     ALIC and each of its subsidiaries prepares their statutory financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Beginning in 2001, all states required domiciled insurance companies to prepare statutory-basis financial statements in accordance with NAIC Accounting Practices and Procedures Manual--Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the applicable state of domicile's insurance commissioner.

     The adoption of Codification increased the surplus of ALIC by $81 million effective January 1, 2001. The increase is primarily a result of the requirement to recognize net statutory deferred tax assets for temporary differences reversing within the succeeding twelve-month period. Two of the Company's subsidiaries are domiciled in the State of New York. The State of New York adopted Statement of Statutory Accounting Principle No. 10, "Income Taxes", effective December 31, 2002, resulting in an increase to statutory surplus of $11 million.

DIVIDENDS

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

     In the twelve-month period beginning January 1, 2002, ALIC paid dividends of $48 million. This was less than the maximum amount allowed under Illinois insurance law without the approval of the Illinois Department of Insurance ("IL Department") based on 2001 formula amounts. Based on 2002 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay without prior IL Department approval at a given point in time during 2003 is $288 million, less dividends paid during the preceding twelve months measured at that point in time.

RISK-BASED CAPITAL

     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 2002, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most domestic full-time and certain part-time employees and employee-agents. AIC uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated cost to the Company included in Net income for the pension plans in 2002 was $11 million, while the allocated benefit to the Company included in Net income in 2001 and 2000 was $1 million for both periods.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plans participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in Net income was $6 million, $5 million and $3 million for postretirement benefits other than pension plans in 2002, 2001 and 2000, respectively.

PROFIT SHARING PLANS

     Employees of AIC are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $15 million, $5 million, and $4 million in 2002, 2001 and 2000, respectively.

16.  BUSINESS SEGMENTS

     ALIC's management is organized around products and services, and this structure is considered in the identification of its two reportable segments. These segments and their respective operations are as follows:

RETAIL

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of financial protection and retirement solutions through a variety of distribution channels. See Note 1 for discussion of the Retail segment's products and distribution channels. The Company evaluates the results of this segment based upon invested asset growth, face amounts of policies inforce and Net Income.

STRUCTURED FINANCIAL PRODUCTS

     The Structured Financial Products segment offers a variety of spread-based products to institutional investors. See Note 1 for discussion of the Structured Financial Products segment's products and distribution channels. The Company evaluates the results of this segment based upon premiums and deposits and Net Income.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Summarized revenue data for each of the Company's business segments for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
REVENUES
RETAIL
Premiums and contract charges                             $     1,436     $    1,510     $     1,449
Net investment income                                           1,844          1,705           1,556
Realized capital gains and losses                                (214)          (140)            (20)
                                                          -----------     ----------     -----------
   Total Retail                                                 3,066          3,075           2,985
                                                          -----------     ----------     -----------
STRUCTURED FINANCIAL PRODUCTS
Premiums and contract charges                                     440            357             418
Net investment income                                           1,139          1,134           1,033
Realized capital gains and losses                                (213)           (73)             (6)
                                                          -----------     ----------     -----------
   Total Structured Financial Products                          1,366          1,418           1,445
                                                          -----------     ----------     -----------
      Consolidated Revenues                               $     4,432     $    4,493     $     4,430
                                                          ===========     ==========     ===========

     Summarized financial performance data for each of the Company's business segments for the years ended December 31, are as follows:

                                                                             2002            2001          2000
                                                                          ----------     -----------    -----------
(IN MILLIONS)
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
RETAIL
Premiums and contract charges                                             $    1,436     $     1,510    $     1,449
Net investment income                                                          1,844           1,705          1,556
Realized capital gains and losses                                               (214)           (140)           (20)
Life and annuity contract benefits                                               648             706            606
Interest credited to contractholder funds                                      1,250           1,165          1,075
Amortization of deferred policy acquisition costs                                414             360            414
Operating costs and expenses                                                     417             371            299
Loss on disposition of operations                                                 (3)             (4)             -
                                                                          ----------     -----------    -----------
   Retail income from operations before income tax expense and
     cumulative effect of change in accounting principle                         334             469            591
                                                                          ----------     -----------    -----------
STRUCTURED FINANCIAL PRODUCTS
Premiums and contract charges                                                    440             357            418
Net investment income                                                          1,139           1,134          1,033
Realized capital gains and losses                                               (213)            (73)            (6)
Life and annuity contract benefits                                               895             779            833
Interest credited to contractholder funds                                        441             505            444
Amortization of deferred policy acquisition costs                                  4               5              4
Operating costs and expenses                                                      58              45             44
                                                                          ----------     -----------    -----------
   Structured Financial Products income from operations before income
     tax expense and cumulative effect of change in accounting principle         (32)             84            120
                                                                          ----------     -----------    -----------
        Consolidated income from operations before income tax expense
          and cumulative effect of change in accounting principle         $      302     $       553    $       711
                                                                          ==========     ===========    ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Additional significant financial performance data for each of the Company's reportable segments for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
Retail                                                    $       414     $      360     $       414
Structured Financial Products                                       4              5               4
                                                          -----------     ----------     -----------
   Consolidated                                                   418            365             418
                                                          -----------     ----------     -----------
INCOME TAX EXPENSE (BENEFIT)
Retail                                                             72            151             200
Structured Financial Products                                     (15)            28              41
                                                          -----------     ----------     -----------
   Consolidated                                           $        57     $      179     $       241
                                                          ===========     ==========     ===========

     Summarized data for total assets and investments for each of the Company's reportable segments as of December 31, are as follows:

                                                             2002            2001
                                                          -----------     ----------
(IN MILLIONS)
ASSETS
Retail                                                    $    47,297     $   44,041
Structured Financial Products                                  21,549         18,581
                                                          -----------     ----------
   Consolidated                                           $    68,846     $   62,622
                                                          -----------     ----------
INVESTMENTS
Retail                                                    $    31,749     $   26,398
Structured Financial Products                                  20,921         17,899
                                                          -----------     ----------
   Consolidated                                           $    52,670     $   44,297
                                                          ===========     ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                            2002                             2001                            2000
                               ------------------------------   ------------------------------   ------------------------------

                               PRETAX       TAX     AFTER-TAX   PRETAX       TAX     AFTER-TAX   PRETAX       TAX     AFTER-TAX
                               -------    -------   ---------   -------    -------   ---------   -------    -------   ---------
(IN MILLIONS)
UNREALIZED NET CAPITAL GAINS
   AND LOSSES AND NET LOSSES
   ON DERIVATIVE FINANCIAL
   INSTRUMENTS:
Unrealized holding gains
   (losses) arising during
   the period                  $   162    $   (57)   $   105    $  (115)   $    40    $   (75)   $   550    $  (192)   $   358
Less: reclassification
   adjustments                    (484)       169       (315)      (238)        83       (155)        10         (3)         7
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Unrealized net capital gains
   and losses                      646       (226)       420        123        (43)        80        540       (189)       351
Cumulative effect of change
   in accounting for
   derivative financial
   instruments                       -          -          -         (1)         -         (1)         -          -          -
Net losses on derivative
   financial instruments
   arising during the period        (6)         2         (4)        (1)         -         (1)         -          -          -
Less: reclassification
   adjustments for
   derivative financial
   instruments                       -          -          -          4         (2)         2          -          -          -
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Net losses on derivative
   financial instruments            (6)         2         (4)        (6)         2         (4)         -          -          -
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Unrealized net capital gains
   and losses and net losses
   on derivative financial
   instruments                     640       (224)       416        117        (41)        76        540       (189)       351
UNREALIZED FOREIGN CURRENCY
   TRANSLATION ADJUSTMENTS          (1)         -         (1)         3         (1)         2         (3)         1         (2)
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Other comprehensive income     $   639    $  (224)   $   415    $   120    $   (42)   $    78    $   537    $  (188)   $   349
                               =======    =======    =======    =======    =======    =======    =======    =======    =======

18.  QUARTERLY RESULTS (UNAUDITED)

                                  FIRST QUARTER        SECOND QUARTER         THIRD QUARTER        FOURTH QUARTER
                               ------------------    ------------------    ------------------    ------------------
                                2002        2001      2002       2001       2002        2001       2002      2001
                               -------    -------    -------    -------    -------    -------    -------    -------
(IN MILLIONS)
Revenues                       $ 1,069    $ 1,048    $ 1,193    $ 1,154    $ 1,002    $ 1,130    $ 1,168    $ 1,161
Income before cumulative
effect of change in
accounting principle,
after-tax                           87         73        107         90          4         89         47        122
Net income                          87         67        107         90          4         89         47        122

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
  SCHEDULE I--SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002

                                                                                                                      CARRYING
                                                                                      COST         FAIR VALUE           VALUE
                                                                                   -----------     -----------       -----------
                                                                                                   (IN MILLIONS)
TYPE OF INVESTMENT
Fixed Income Securities, Available for Sale:
   Bonds:
      United States government, government agencies and authorities.............        $2,323          $3,063            $3,063
      States, municipalities and political subdivisions.........................         1,224           1,289             1,289
      Foreign governments.......................................................         1,090           1,357             1,357
      Public utilities..........................................................         2,547           2,731             2,731
      Convertibles and bonds with warrants attached.............................           347             366               366
      All other corporate bonds.................................................        21,724          23,038            23,038
   Mortgage-backed securities...................................................         9,912          10,378            10,378
   Asset-backed securities......................................................         2,447           2,473             2,473
   Redeemable preferred stocks..................................................           109             110               110

                                                                                   -----------     -----------       -----------
      Total fixed income securities.............................................       $41,723         $44,805           $44,805
                                                                                   ===========     ===========       ===========

Equity Securities:
   Common Stocks:
      Public utilities..........................................................         $  87           $  87             $  87
      Banks, trusts and insurance companies.....................................             -               -                 -
      Industrial, miscellaneous and all other...................................            71              61                61
   Nonredeemable preferred stocks...............................................            33              35                35
                                                                                   -----------     -----------       -----------
      Total equity securities...................................................         $ 191           $ 183             $ 183
                                                                                   ===========     ===========       ===========


Mortgage loans on real estate...................................................        $5,883                            $5,883
Real estate.....................................................................            43                                43
Policy loans....................................................................           692                               692
Other long-term investments.....................................................            49                               225
Short-term investments..........................................................           839                               839

                                                                                   ------------                      -----------
      Total investments.........................................................       $49,420                           $52,670
                                                                                   ============                      ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION

                                        AT DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31
                                        --------------                               ------------------------------

                                         FUTURE POLICY
                               DEFERRED    BENEFITS,                                         CONTRACT    AMORTIZATION OF
                                POLICY      LOSSES,             PREMIUMS AND      NET      BENEFITS AND  DEFERRED POLICY  OPERATING
                             ACQUISITION    CLAIMS,   UNEARNED    CONTRACT     INVESTMENT    CREDITED      ACQUISITION    COSTS AND
SEGMENT                         COSTS      EXPENSES   PREMIUMS    CHARGES        INCOME      INTEREST         COSTS        EXPENSES
-------                         -----      --------   --------    -------        ------      --------         -----        --------
                                                                       (IN MILLIONS)
2002
Retail                          $2,898      $29,434      $10       $1,436        $1,844       $1,898           $414        $417
Structured Financial Products       17       19,171        -          440         1,139        1,336              4          58

Total                           $2,915      $48,605      $10       $1,876        $2,983       $3,234           $418        $475

2001
Retail                          $2,976      $24,532       $9       $1,510        $1,705       $1,871           $360        $371
Structured Financial Products       21       16,401       --          357         1,134        1,284              5          45

Total                           $2,997      $40,933       $9       $1,867        $2,839       $3,155           $365        $416

2000
Retail                          $2,902      $21,699      $48       $1,449        $1,556       $1,681           $414        $299
Structured Financial Products       24       13,977       --          418         1,033        1,277              4          44

Total                           $2,926      $35,676      $48       $1,867        $2,589       $2,958           $418        $343

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV--REINSURANCE

                                                                                                                   PERCENT
                                                                         CEDED         ASSUMED                    OF AMOUNT
                                                           GROSS        TO OTHER      FROM OTHER       NET         ASSUMED
                                                          AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                                          ------       ---------      ---------       ------        ------
                                                                                    (IN MILLIONS)
   YEAR ENDED DECEMBER 31, 2002
   Life insurance in force                              $370,761       $156,505         $4,260     $218,516           1.9%
   Premiums and contract charges:
   Life and annuities                                     $1,921           $310            $47       $1,658           2.8%
   Accident and health                                       229             83             72          218          33.0%

   Total premiums and contract charges                    $2,150           $393           $119       $1,876           6.3%



   YEAR ENDED DECEMBER 31, 2001
   Life insurance in force                              $356,781       $138,925         $3,691     $221,547           1.7%
   Premiums and contract charges:
   Life and annuities                                     $1,929           $282            $57       $1,704           3.3%
   Accident and health                                       156             41             48          163          29.4%

   Total premiums and contract charges                    $2,085           $323           $105       $1,867           5.6%



   YEAR ENDED DECEMBER 31, 2000
   Life insurance in force                              $338,648       $120,827            $--      $217,821           0.0%
   Premiums and contract charges:
   Life and annuities                                     $1,933           $278            $64       $1,719           3.7%
   Accident and health                                       142             24             30          148          20.3%

   Total premiums and contract charges                    $2,075           $302            $94       $1,867           5.0%

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS


                                                                      BALANCE AT      CHARGED TO                        BALANCE AT
                                                                       BEGINNING       COSTS AND                          END OF
                                                                       OF PERIOD       EXPENSES        DEDUCTIONS         PERIOD
                                                                       ---------       --------        ----------         ------
                                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2002
Allowance for estimated losses on mortgage loans and real estate             $5             $-                $5                $-
Allowance for deferred tax assets                                            $-             $-                $-                $-

YEAR ENDED DECEMBER 31, 2001
Allowance for estimated losses on mortgage loans and real estate             $5             $-                $-                $5
Allowance for deferred tax assets                                            $2             $-                $2                $-

YEAR ENDED DECEMBER 31, 2000
Allowance for estimated losses on mortgage loans and real estate             $7            $(2)               $-                $5
Allowance for deferred tax assets                                            $1             $1                $-                $2

                                    --------------------------------------------
                                    ALLSTATE LIFE INSURANCE
                                    COMPANY SEPARATE
                                    ACCOUNT A

                                    FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002
                                    AND FOR THE PERIODS ENDED DECEMBER 31, 2002
                                    AND DECEMBER 31, 2001, AND INDEPENDENT
                                    AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life Insurance Company Separate Account A (the "Account") as of December 31, 2002, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life Insurance Company Separate Account A as of December 31, 2002, the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 7, 2003

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                                      Franklin Templeton Variable Insurance Products Trust Sub-Accounts
                                             -----------------------------------------------------------------------------------

                                                                                                                    Templeton
                                             Franklin Growth                    Franklin Small                      Developing
                                               and Income         Franklin        Cap Value       Mutual Shares      Markets
                                               Securities        Small Cap        Securities        Securities      Securities
                                             ---------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $       594,503   $      233,813   $      574,390   $      730,934   $       88,950
                                             ---------------   --------------   --------------   --------------   --------------

    Total assets                             $       594,503   $      233,813   $      574,390   $      730,934   $       88,950
                                             ===============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $       594,503   $      233,813   $      574,390   $      730,934   $       88,950
Contracts in payout (annuitization) period                --               --               --               --               --
                                             ---------------   --------------   --------------   --------------   --------------

    Total net assets                         $       594,503   $      233,813   $      574,390   $      730,934   $       88,950
                                             ===============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                  50,639           18,410           59,770           60,810           18,966
                                             ===============   ==============   ==============   ==============   ==============

    Cost                                     $       596,899   $      238,635   $      571,149   $      733,321   $       89,678
                                             ===============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                               Franklin Templeton Variable
                                                   Insurance Products
                                                   Trust Sub-Accounts                LSA Variable Series Trust Sub-Accounts
                                             --------------------------------   ------------------------------------------------

                                                Templeton         Templeton         LSA
                                                 Foreign        Global Income    Aggressive       LSA Focused      LSA Mid Cap
                                                Securities       Securities        Growth           Equity            Value
                                             ---------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $       294,618   $      140,411   $      162,105   $       29,155   $      242,419
                                             ---------------   --------------   --------------   --------------   --------------

    Total assets                             $       294,618   $      140,411   $      162,105   $       29,155   $      242,419
                                             ===============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $       294,618   $      140,411   $      162,105   $       29,155   $      242,419
Contracts in payout (annuitization) period                --               --               --               --               --
                                             ---------------   --------------   --------------   --------------   --------------

    Total net assets                         $       294,618   $      140,411   $      162,105   $       29,155   $      242,419
                                             ===============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                  31,276           10,332           25,289            4,819           24,611
                                             ===============   ==============   ==============   ==============   ==============

    Cost                                     $       300,239   $      136,493   $      166,340   $       30,170   $      244,120
                                             ===============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------

                                                    Oppenheimer Variable Account Funds (Service Class ("SC")) Sub-Accounts
                                             ------------------------------------------------------------------------------------

                                                                                                    Oppenheimer     Oppenheimer
                                               Oppenheimer       Oppenheimer      Oppenheimer       Main Street     Main Street
                                               Aggressive          Global            High            Growth &        Small Cap
                                               Growth (SC)     Securities (SC)    Income (SC)       Income (SC)     Growth (SC)
                                             ---------------   ---------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $        68,151   $       137,982   $      138,138   $      978,821   $      359,390
                                             ---------------   ---------------   --------------   --------------   --------------

    Total assets                             $        68,151   $       137,982   $      138,138   $      978,821   $      359,390
                                             ===============   ===============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $        68,151   $       137,982   $      138,138   $      978,821   $      359,390
Contracts in payout (annuitization) period                --                --               --               --               --
                                             ---------------   ---------------   --------------   --------------   --------------

    Total net assets                         $        68,151   $       137,982   $      138,138   $      978,821   $      359,390
                                             ===============   ===============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                   2,340             7,835           18,443           64,143           38,686
                                             ===============   ===============   ==============   ==============   ==============

    Cost                                     $        69,524   $       141,164   $      137,194   $    1,006,328   $      369,651
                                             ===============   ===============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer Variable
                                                 Account Funds (Service
                                                Class ("SC")) Sub-Accounts             Putnam Variable Trust Sub-Accounts
                                             --------------------------------   ------------------------------------------------

                                               Oppenheimer       Oppenheimer     VT American
                                                Multiple          Strategic       Government       VT Capital     VT Diversified
                                             Strategies (SC)      Bond (SC)         Income        Appreciation        Income
                                             ---------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $       206,670   $      771,176   $  141,660,508   $   12,314,631   $   77,730,776
                                             ---------------   --------------   --------------   --------------   --------------

    Total assets                             $       206,670   $      771,176   $  141,660,508   $   12,314,631   $   77,730,776
                                             ===============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $       206,670   $      771,176   $  141,370,797   $   12,314,631   $   77,637,811
Contracts in payout (annuitization) period                --               --          289,711               --           92,965
                                             ---------------   --------------   --------------   --------------   --------------

    Total net assets                         $       206,670   $      771,176   $  141,660,508   $   12,314,631   $   77,730,776
                                             ===============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                  15,728          165,134       11,517,114        2,035,476        9,166,365
                                             ===============   ==============   ==============   ==============   ==============

    Cost                                     $       207,617   $      756,789   $  133,398,786   $   14,858,913   $   82,673,991
                                             ===============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Putnam Variable Trust Sub-Accounts
                                             -----------------------------------------------------------------------------------

                                              VT The George      VT Global
                                               Putnam Fund         Asset           VT Global       VT Growth        VT Growth
                                                of Boston        Allocation         Equity         and Income     Opportunities
                                             ---------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $   152,665,726   $   15,332,632   $   50,470,040   $  455,633,217   $   24,793,457
                                             ---------------   --------------   --------------   --------------   --------------

    Total assets                             $   152,665,726   $   15,332,632   $   50,470,040   $  455,633,217   $   24,793,457
                                             ===============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $   152,066,496   $   15,288,872   $   50,413,059   $  454,876,696   $   24,785,800
Contracts in payout (annuitization) period           599,230           43,760           56,981          756,521            7,657
                                             ---------------   --------------   --------------   --------------   --------------

    Total net assets                         $   152,665,726   $   15,332,632   $   50,470,040   $  455,633,217   $   24,793,457
                                             ===============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                              16,002,697        1,332,114        7,019,477       24,443,842        6,647,040
                                             ===============   ==============   ==============   ==============   ==============

    Cost                                     $   165,081,975   $   19,920,473   $  114,871,853   $  598,328,095   $   48,791,048
                                             ===============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                                                 VT International
                                               VT Health       VT High                       VT International       Growth and
                                               Sciences         Yield          VT Income          Growth              Income
                                             -------------   -------------   -------------   -----------------   -----------------
ASSETS
Investments at fair value                    $  73,643,345   $  54,705,053   $ 179,131,218   $     117,691,492   $      30,276,288
                                             -------------   -------------   -------------   -----------------   -----------------

    Total assets                             $  73,643,345   $  54,705,053   $ 179,131,218   $     117,691,492   $      30,276,288
                                             =============   =============   =============   =================   =================

NET ASSETS
Accumulation units                           $  73,570,828   $  54,584,929   $ 178,518,287   $     117,575,833   $      30,256,927
Contracts in payout (annuitization) period          72,517         120,124         612,931             115,659              19,361
                                             -------------   -------------   -------------   -----------------   -----------------

    Total net assets                         $  73,643,345   $  54,705,053   $ 179,131,218   $     117,691,492   $      30,276,288
                                             =============   =============   =============   =================   =================

FUND SHARE INFORMATION
    Number of shares                             7,901,646       7,759,582      13,896,914          11,652,623           3,625,903
                                             =============   =============   =============   =================   =================

    Cost                                     $  96,065,495   $  64,506,688   $ 172,529,836   $     184,232,932   $      42,584,430
                                             =============   =============   =============   =================   =================

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                             ------------------------------------------------------------------------------------

                                             VT International
                                                    New                             VT Money         VT New            VT New
                                               Opportunities    VT Investors         Market       Opportunities        Value
                                             ----------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $     23,437,128   $  152,912,215   $  110,593,550   $  104,035,661   $   79,611,505
                                             ----------------   --------------   --------------   --------------   --------------

    Total assets                             $     23,437,128   $  152,912,215   $  110,593,550   $  104,035,661   $   79,611,505
                                             ================   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $     23,436,303   $  152,770,090   $  110,044,326   $  103,956,907   $   79,496,142
Contracts in payout (annuitization) period                825          142,125          549,224           78,754          115,363
                                             ----------------   --------------   --------------   --------------   --------------

    Total net assets                         $     23,437,128   $  152,912,215   $  110,593,550   $  104,035,661   $   79,611,505
                                             ================   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                2,800,135       21,720,485      110,593,550        9,046,579        7,283,761
                                             ================   ==============   ==============   ==============   ==============

    Cost                                     $     38,201,831   $  275,264,777   $  110,593,550   $  270,058,464   $   91,975,415
                                             ================   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                             -----------------------------------------------------------------------------------

                                                VT OTC &                                          VT Utilities
                                                Emerging                          VT Small         Growth and
                                                Growth          VT Research       Cap Value          Income          VT Vista
                                             ---------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $    28,361,624   $   89,259,048   $   79,650,584   $   33,396,208   $   59,767,975
                                             ---------------   --------------   --------------   --------------   --------------

    Total assets                             $    28,361,624   $   89,259,048   $   79,650,584   $   33,396,208   $   59,767,975
                                             ===============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $    28,330,851   $   89,035,648   $   79,578,120   $   33,250,110   $   59,722,059
Contracts in payout (annuitization) period            30,773          223,400           72,464          146,098           45,916
                                             ---------------   --------------   --------------   --------------   --------------

    Total net assets                         $    28,361,624   $   89,259,048   $   79,650,584   $   33,396,208   $   59,767,975
                                             ===============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                               6,985,622       10,538,258        6,550,212        3,508,005        7,594,406
                                             ===============   ==============   ==============   ==============   ==============

    Cost                                     $    85,972,033   $  132,323,275   $   89,381,880   $   54,048,117   $  130,121,584
                                             ===============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------

                                                    Putnam Variable              The Universal Institutional Funds,
                                                   Trust Sub-Accounts              Inc. (Class II) Sub-Accounts
                                             -----------------------------   -------------------------------------------

                                                                                  Van Kampen             Van Kampen
                                                                                  UIF Active            UIF Emerging
                                                                                 International          Markets Debts
                                               VT Voyager    VT Voyager II   Allocation (Class II)       (Class II)
                                             -------------   -------------   ---------------------   -------------------
ASSETS
Investments at fair value                    $ 257,771,191   $  15,585,950   $              14,994   $               363
                                             -------------   -------------   ---------------------   -------------------

    Total assets                             $ 257,771,191   $  15,585,950   $              14,994   $               363
                                             =============   =============   =====================   ===================

NET ASSETS
Accumulation units                           $ 257,557,407   $  15,585,950   $              14,994   $               363
Contracts in payout (annuitization) period         213,784              --                      --                     -
                                             -------------   -------------   ---------------------   -------------------

    Total net assets                         $ 257,771,191   $  15,585,950   $              14,994   $               363
                                             =============   =============   =====================   ===================

FUND SHARE INFORMATION
    Number of shares                            12,351,279       4,453,128                   2,438                    51
                                             =============   =============   =====================   ===================

    Cost                                     $ 546,576,129   $  18,188,284   $              15,389   $               387
                                             =============   =============   =====================   ===================

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------

                                                                                         Van Kampen
                                                                                       Life Investment
                                               The Universal Institutional Funds,      Trust (Class II)
                                                 Inc. (Class II) Sub-Accounts            Sub-Account
                                             ---------------------------------------   ----------------
                                                Van Kampen
                                               UIF Emerging          Van Kampen           LIT Growth
                                              Markets Equity        UIF U.S. Real         and Income
                                                (Class II)        Estate (Class II)       (Class II)
                                             ----------------   --------------------   ----------------
ASSETS
Investments at fair value                    $         85,394   $            167,182   $        376,510
                                             ----------------   --------------------   ----------------

    Total assets                             $         85,394   $            167,182   $        376,510
                                             ================   ====================   ================

NET ASSETS
Accumulation units                           $         85,394   $            167,182   $        376,510
Contracts in payout (annuitization) period                 --                     --                 --
                                             ----------------   --------------------   ----------------

    Total net assets                         $         85,394   $            167,182   $        376,510
                                             ================   ====================   ================

FUND SHARE INFORMATION
    Number of shares                                    4,483                 14,756             27,993
                                             ================   ====================   ================

    Cost                                     $         90,973   $            172,505   $        380,532
                                             ================   ====================   ================

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                         Franklin Templeton Variable Insurance Products Trust Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                                                                                      Templeton
                                                Franklin Growth                   Franklin Small                     Developing
                                                  and Income        Franklin        Cap Value      Mutual Shares       Markets
                                                Securities (a)    Small Cap (a)   Securities (a)   Securities (a)   Securities (a)
                                                ---------------   -------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            --   $          --   $           --   $           --   $           --
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                             (492)           (227)            (480)            (617)             (88)
    Administrative expense                                  (66)            (29)             (69)             (80)             (11)
                                                ---------------   -------------   --------------   --------------   --------------

        Net investment income (loss)                       (558)           (256)            (549)            (697)             (99)
                                                ---------------   -------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                     939           3,058           15,540              517            2,867
    Cost of investments sold                                931           2,990           15,361              521            2,842
                                                ---------------   -------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares                8              68              179               (4)              25

Realized gain distributions                                  --              --               --               --               --
                                                ---------------   -------------   --------------   --------------   --------------

        Net realized gains (losses)                           8              68              179               (4)              25

Change in unrealized gains (losses)                      (2,396)         (4,822)           3,241           (2,387)            (728)
                                                ---------------   -------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                         (2,388)         (4,754)           3,420           (2,391)            (703)
                                                ---------------   -------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $        (2,946)  $      (5,010)  $        2,871   $       (3,088)  $         (802)
                                                ===============   =============   ==============   ==============   ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                  Franklin Templeton Variable
                                                      Insurance Products
                                                      Trust Sub-Accounts              LSA Variable Series Trust Sub-Accounts
                                                -------------------------------   ------------------------------------------------

                                                  Templeton        Templeton           LSA
                                                   Foreign       Global Income      Aggressive      LSA Focused      LSA Mid Cap
                                                Securities (a)   Securities (a)     Growth (a)       Equity (a)       Value (a)
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $           --   $           --   $           --   $           --   $          421
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                            (373)            (121)            (110)             (32)            (311)
    Administrative expense                                 (47)             (17)             (14)              (3)             (39)
                                                --------------   --------------   --------------   --------------   --------------

        Net investment income (loss)                      (420)            (138)            (124)             (35)              71
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                    389              153              101               34            1,107
    Cost of investments sold                               395              152              103               34            1,100
                                                --------------   --------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares              (6)               1               (2)              --                7

Realized gain distributions                                 --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------

        Net realized gains (losses)                         (6)               1               (2)              --                7

Change in unrealized gains (losses)                     (5,621)           3,918           (4,235)          (1,015)          (1,701)
                                                --------------   --------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                        (5,627)           3,919           (4,237)          (1,015)          (1,694)
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $       (6,047)  $        3,781   $       (4,361)  $       (1,050)  $       (1,623)
                                                ==============   ==============   ==============   ==============   ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                      Oppenheimer Variable Account Funds (Service Class ("SC")) Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                  Oppenheimer     Oppenheimer                       Oppenheimer      Oppenheimer
                                                   Aggressive        Global         Oppenheimer     Main Street      Main Street
                                                    Growth         Securities       High Income       Growth &        Small Cap
                                                    (SC)(a)         (SC)(a)           (SC)(a)      Income (SC)(a)   Growth (SC)(a)
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $           --   $           --   $           --   $           --   $           --
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                             (66)            (112)             (79)          (1,084)            (382)
    Administrative expense                                  (9)             (14)             (11)            (143)             (51)
                                                --------------   --------------   --------------   --------------   --------------

        Net investment income (loss)                       (75)            (126)             (90)          (1,227)            (433)
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                     60              169              205          174,187            7,139
    Cost of investments sold                                61              172              200          173,333            7,154
                                                --------------   --------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares              (1)              (3)               5              854              (15)

Realized gain distributions                                 --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------

        Net realized gains (losses)                         (1)              (3)               5              854              (15)

Change in unrealized gains (losses)                     (1,373)          (3,182)             944          (27,507)         (10,261)
                                                --------------   --------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                        (1,374)          (3,185)             949          (26,653)         (10,276)
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $       (1,449)  $       (3,311)  $          859   $      (27,880)  $      (10,709)
                                                ==============   ==============   ==============   ==============   ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                    Oppenheimer Variable
                                                    Account Funds (Service
                                                  Class ("SC")) Sub-Accounts             Putnam Variable Trust Sub-Accounts
                                                -------------------------------   ------------------------------------------------

                                                  Oppenheimer
                                                   Multiple       Oppenheimer      VT American        VT Asia
                                                  Strategies       Strategic       Government         Pacific         VT Capital
                                                   (SC) (a)       Bond (SC) (a)      Income          Growth (b)      Appreciation
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $           --   $           --   $    1,748,882   $       27,409   $       14,215
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                            (197)            (876)      (1,479,732)         (39,058)        (154,788)
    Administrative expense                                 (26)            (118)              --               --               --
                                                --------------   --------------   --------------   --------------   --------------

        Net investment income (loss)                      (223)            (994)         269,150          (11,649)        (140,573)
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                    171            1,224       25,104,289        6,618,276        2,764,944
    Cost of investments sold                               172            1,211       24,188,819        9,949,662        3,221,003
                                                --------------   --------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares              (1)              13          915,470       (3,331,386)        (456,059)

Realized gain distributions                                 --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------

        Net realized gains (losses)                         (1)              13          915,470       (3,331,386)        (456,059)

Change in unrealized gains (losses)                       (947)          14,387        6,126,051        2,746,374       (2,262,165)
                                                --------------   --------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                          (948)          14,400        7,041,521         (585,012)      (2,718,224)
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $       (1,171)  $       13,406   $    7,310,671   $     (596,661)  $   (2,858,797)
                                                ==============   ==============   ==============   ==============   ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                                  VT The George     VT Global
                                                VT Diversified     Putnam Fund        Asset          VT Global        VT Growth
                                                    Income         of Boston        Allocation       Equity (c)       and Income
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $    6,381,431   $    3,326,989   $      271,910   $       38,948   $    7,917,130
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                      (1,004,637)      (1,926,723)        (207,481)        (794,884)      (6,749,788)
    Administrative expense                                  --              (96)              (3)              --             (156)
                                                --------------   --------------   --------------   --------------   --------------

        Net investment income (loss)                 5,376,794        1,400,170           64,426         (755,936)       1,167,186
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                             11,696,046       13,644,591        2,229,959       11,300,044       51,851,717
    Cost of investments sold                        12,802,965       14,697,200        2,784,583       24,128,885       67,464,557
                                                --------------   --------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares      (1,106,919)      (1,052,609)        (554,624)     (12,828,841)     (15,612,840)

Realized gain distributions                                 --               --               --               --        2,975,071
                                                --------------   --------------   --------------   --------------   --------------

        Net realized gains (losses)                 (1,106,919)      (1,052,609)        (554,624)     (12,828,841)     (12,637,769)

Change in unrealized gains (losses)                   (996,074)     (16,256,201)      (1,800,777)      (3,178,740)    (107,580,645)
                                                --------------   --------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                    (2,102,993)     (17,308,810)      (2,355,401)     (16,007,581)    (120,218,414)
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $    3,273,801   $  (15,908,640)  $   (2,290,975)  $  (16,763,517)  $ (119,051,228)
                                                ==============   ==============   ==============   ==============   ==============

(c) Previously known as Global Growth

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Putnam Variable Trust Sub-Accounts
                                                 ----------------------------------------------------------------------------------

                                                  VT Growth       VT Health        VT High                       VT International
                                                Opportunities      Sciences        Yield          VT Income          Growth
                                                --------------  -------------   ------------   --------------   ------------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $           --  $          --   $  5,971,845   $    7,060,497   $        1,033,077
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                        (403,844)    (1,128,335)      (671,640)      (2,079,560)          (1,685,892)
    Administrative expense                                  --            (38)           (41)            (123)                 (90)
                                                --------------  -------------   ------------   --------------   ------------------

        Net investment income (loss)                  (403,844)    (1,128,373)     5,300,164        4,980,814             (652,905)
                                                --------------  ------------    ------------   --------------   ------------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                              7,032,706     12,020,008     14,256,740       21,475,310           17,192,382
    Cost of investments sold                        13,181,499     15,103,836     16,355,444       21,285,796           23,666,920
                                                --------------  -------------   ------------   --------------   ------------------

        Realized gains (losses) on fund shares      (6,148,793)    (3,083,828)    (2,098,704)         189,514           (6,474,538)

Realized gain distributions                                 --             --             --               --                   --
                                                --------------  -------------   ------------   --------------   ------------------

        Net realized gains (losses)                 (6,148,793)    (3,083,828)    (2,098,704)         189,514           (6,474,538)

Change in unrealized gains (losses)                 (4,441,951)   (17,025,200)    (4,096,061)       4,630,339          (18,505,213)
                                                --------------  -------------   ------------   --------------   ------------------

        Net realized and unrealized gains
         (losses) on investments                   (10,590,744)   (20,109,028)    (6,194,765)       4,819,853          (24,979,751)
                                                --------------  -------------   ------------   --------------   ------------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $  (10,994,588) $ (21,237,401)  $   (894,601)  $    9,800,667   $      (25,632,656)
                                                ==============  =============   ============   ==============   ==================

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                VT International   VT International
                                                   Growth and            New                           VT Money        VT New
                                                     Income         Opportunities     VT Investors      Market      Opportunities
                                                ----------------   ----------------   ------------   ------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $        164,329   $        179,481  $     290,649   $  1,332,552   $           --
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                          (426,202)          (362,945)    (2,432,651)    (1,530,065)      (1,750,998)
    Administrative expense                                    --                 --            (33)          (147)             (24)
                                                ----------------   ----------------  -------------   ------------   --------------

        Net investment income (loss)                    (261,873)          (183,464)    (2,142,035)      (197,660)      (1,751,022)
                                                ----------------   ----------------  -------------   ------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                5,383,089         13,891,509     33,007,919    104,834,384       23,408,233
    Cost of investments sold                           6,900,160         22,286,968     56,320,853    104,834,384       54,264,591
                                                ----------------   ----------------  -------------   ------------   --------------

        Realized gains (losses) on fund shares        (1,517,071)        (8,395,459)   (23,312,934)            --      (30,856,358)

Realized gain distributions                                   --                 --             --             --               --
                                                ----------------   ----------------  -------------   ------------   --------------

        Net realized gains (losses)                   (1,517,071)        (8,395,459)   (23,312,934)            --      (30,856,358)

Change in unrealized gains (losses)                   (3,519,469)         4,307,161    (30,040,823)            --      (19,180,164)
                                                ----------------   ----------------  -------------   ------------   --------------

        Net realized and unrealized gains
         (losses) on investments                      (5,036,540)        (4,088,298)   (53,353,757)            --      (50,036,522)
                                                ----------------   ----------------  -------------   ------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $     (5,298,413)  $     (4,271,762) $ (55,495,792)  $   (197,660)  $  (51,787,544)
                                                ================   ================  =============   ============   ==============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                     Putnam Variable Trust Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                                    VT OTC &
                                                    VT New          Emerging                         VT Small             VT
                                                    Value            Growth        VT Research       Cap Value      Technology (b)
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $      683,247   $           --   $      542,956   $      177,805   $           --
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                      (1,080,909)        (478,398)      (1,316,503)      (1,262,680)        (120,739)
    Administrative expense                                 (38)              --              (14)              --               --
                                                --------------   --------------   --------------   --------------   --------------

        Net investment income (loss)                  (397,700)        (478,398)        (773,561)      (1,084,875)        (120,739)
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                             14,337,209        8,377,785       11,659,215       28,810,752       10,386,744
    Cost of investments sold                        16,581,738       20,193,016       16,496,055       29,501,888       24,938,686
                                                --------------   --------------   --------------   --------------   --------------

        Realized gains (losses) on fund shares      (2,244,529)     (11,815,231)      (4,836,840)        (691,136)     (14,551,942)

Realized gain distributions                          2,308,265               --               --          869,974               --
                                                --------------   --------------   --------------   --------------   --------------

        Net realized gains (losses)                     63,736      (11,815,231)      (4,836,840)         178,838      (14,551,942)

Change in unrealized gains (losses)                (15,176,298)      (2,551,121)     (21,336,959)     (21,167,542)       8,357,969
                                                --------------   --------------   --------------   --------------   --------------

        Net realized and unrealized gains
         (losses) on investments                   (15,112,562)     (14,366,352)     (26,173,799)     (20,988,704)      (6,193,973)
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $  (15,510,262)  $  (14,844,750)  $  (26,947,360)  $  (22,073,579)  $   (6,314,712)
                                                ==============   ==============   ==============   ==============   ==============

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 The Universal
                                                                                                                 Institutional
                                                                                                                   Funds, Inc.
                                                                                                                   (Class II)
                                                             Putnam Variable Trust Sub-Accounts                    Sub-Accounts
                                                -----------------------------------------------------------   --------------------

                                                                                                                Van Kampen UIF
                                                VT Utilities                                                  Active International
                                                 Growth and                                                      Allocation
                                                  Income        VT Vista       VT Voyager    VT Voyager II      (Class II) (a)
                                                ------------   ------------   -------------  --------------   --------------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $  1,474,818   $         --   $   1,936,273  $           --   $                267
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                      (544,363)      (998,460)     (4,054,912)       (132,292)                   (18)
    Administrative expense                                (2)           (62)           (154)             --                     (2)
                                                ------------   ------------   -------------  --------------   --------------------

        Net investment income (loss)                 930,453       (998,522)     (2,118,793)       (132,292)                   247
                                                ------------   ------------   -------------  --------------   --------------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                            9,330,687     12,905,005      34,996,769       2,578,028                     20
    Cost of investments sold                      14,429,228     24,801,000      68,572,819       3,273,349                     20
                                                ------------   ------------   -------------  --------------   --------------------

        Realized gains (losses) on fund shares    (5,098,541)   (11,895,995)    (33,576,050)       (695,321)                    --

Realized gain distributions                               --             --              --              --                     --
                                                ------------   ------------   -------------  --------------   --------------------

        Net realized gains (losses)               (5,098,541)   (11,895,995)    (33,576,050)       (695,321)                    --

Change in unrealized gains (losses)               (8,666,919)   (16,258,594)    (65,115,814)     (1,786,629)                  (395)
                                                ------------   ------------   -------------  --------------   --------------------

        Net realized and unrealized gains
         (losses) on investments                 (13,765,460)   (28,154,589)    (98,691,864)     (2,481,950)                  (395)
                                                ------------   ------------   -------------  --------------   --------------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $(12,835,007)  $(29,153,111)  $(100,810,657) $   (2,614,242)  $               (148)
                                                ============   ============   =============  ==============   ====================

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------

                                                                                                           Van Kampen
                                                                                                          Life Investment
                                                                The Universal Institutional              Trust (Class II)
                                                          Funds, Inc. (Class II) Sub-Accounts              Sub-Account
                                                ------------------------------------------------------   ----------------

                                                   Van Kampen         Van Kampen        Van Kampen
                                                  UIF Emerging       UIF Emerging      UIF U.S. Real       LIT Growth
                                                  Markets Debt      Markets Equity        Estate           and Income
                                                 (Class II) (a)     (Class II) (a)    (Class II) (a)     (Class II) (a)
                                                ----------------   ----------------   ----------------   ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $             29   $             --   $          4,865   $             --
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                                --               (104)              (141)              (394)
    Administrative expense                                    --                (12)               (19)               (52)
                                                ----------------   ----------------   ----------------   ----------------

        Net investment income (loss)                          29               (116)             4,705               (446)
                                                ----------------   ----------------   ----------------   ----------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                       64                106                799                795
    Cost of investments sold                                  68                111                791                786
                                                ----------------   ----------------   ----------------   ----------------

        Realized gains (losses) on fund shares                (4)                (5)                 8                  9

Realized gain distributions                                   --                 --              2,681                 --
                                                ----------------   ----------------   ----------------   ----------------

        Net realized gains (losses)                           (4)                (5)             2,689                  9

Change in unrealized gains (losses)                          (24)            (5,579)            (5,323)            (4,022)
                                                ----------------   ----------------   ----------------   ----------------

        Net realized and unrealized gains
         (losses) on investments                             (28)            (5,584)            (2,634)            (4,013)
                                                ----------------   ----------------   ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                             $              1   $         (5,700)  $          2,071   $         (4,459)
                                                ================   ================   ================   ================

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                         Franklin Templeton Variable Insurance Products Trust Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                                         Templeton
                                             Franklin Growth              Franklin Small                  Developing   Templeton
                                                and Income     Franklin     Cap Value     Mutual Shares    Markets      Foreign
                                               Securities      Small Cap    Securities     Securities     Securities   Securities
                                             ---------------  ----------  --------------  -------------  ------------  -----------

                                                 2002 (a)      2002 (a)      2002 (a)        2002 (a)      2002 (a)      2002 (a)
                                             ---------------  ----------  --------------  -------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                 $          (558) $     (256) $         (549) $        (697) $        (99) $      (420)
Net realized gains (losses)                                8          68             179             (4)           25           (6)
Change in unrealized gains (losses)                   (2,396)     (4,822)          3,241         (2,387)         (728)      (5,621)
                                             ---------------  ----------  --------------  -------------  ------------  -----------

Increase (decrease) in net assets
    from operations                                   (2,946)     (5,010)          2,871         (3,088)         (802)      (6,047)
                                             ---------------  ----------  --------------  -------------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             424,172     197,879         499,987        541,823        84,334      269,319
Benefit payments                                          --          --              --             --            --           --
Payments on termination                                 (769)         (8)           (182)            --           (41)          --
Contract maintenance charges                              --          --              --             --            --           --
Transfers among the sub-accounts
    and with the Fixed Account - net                 174,046      40,952          71,714        192,199         5,459       31,346
                                             ---------------  ----------  --------------  -------------  ------------  -----------

Increase (decrease) in net assets
    from capital transactions                        597,449     238,823         571,519        734,022        89,752      300,665
                                             ---------------  ----------  --------------  -------------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS                    594,503     233,813         574,390        730,934        88,950      294,618

NET ASSETS AT BEGINNING OF PERIOD                         --          --              --             --            --           --
                                             ---------------  ----------  --------------  -------------  ------------  -----------

NET ASSETS AT END OF PERIOD                  $       594,503  $  233,813  $      574,390  $     730,934  $     88,950  $   294,618
                                             ===============  ==========  ==============  =============  ============  ===========

UNITS OUTSTANDING
    Units outstanding at beginning of period              --          --              --             --            --           --
       Units issued                                   54,854      20,312          51,434         70,820         7,920       28,124
       Units redeemed                                    (70)        (46)           (284)           (37)           (4)           -
                                             ---------------  ----------  --------------  -------------  ------------  -----------
    Units outstanding at end of period                54,784      20,266          51,150         70,783         7,916       28,124
                                             ===============  ==========  ==============  =============  ============  ===========

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                          Franklin Templeton
                                          Variable Insurance                                                Oppenheimer Variable
                                            Products Trust                                                 Account Funds (Service
                                             Sub-Accounts      LSA Variable Series Trust Sub-Accounts    Class ("SC")) Sub-Accounts
                                          ------------------   ---------------------------------------  ---------------------------

                                               Templeton           LSA                                   Oppenheimer   Oppenheimer
                                             Global Income     Aggressive    LSA Focused   LSA Mid Cap    Aggressive     Global
                                              Securities          Growth        Equity        Value      Growth (SC) Securities (SC)
                                          ------------------   -----------   -----------   -----------  ------------ --------------

                                              2002 (a)          2002 (a)      2002 (a)      2002 (a)     2002 (a)       2002 (a)
                                          ------------------   -----------   -----------   -----------  -----------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                $           (138)  $      (124)  $       (35)  $        71  $       (75) $         (126)
Net realized gains (losses)                                1            (2)           --             7           (1)             (3)
Change in unrealized gains (losses)                    3,918        (4,235)       (1,015)       (1,701)      (1,373)         (3,182)
                                          ------------------   -----------   -----------   -----------  -----------  --------------

Increase (decrease) in net assets
 from operations                                       3,781        (4,361)       (1,050)       (1,623)      (1,449)         (3,311)
                                          ------------------   -----------   -----------   -----------  -----------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                             126,858       159,621        27,058       222,260       67,874         113,420
Benefit payments                                          --            --            --            --           --              --
Payments on termination                                  (53)           --            --           (86)          --             (94)
Contract maintenance charges                              --            --            --            --           --              --
Transfers among the sub-accounts
  and with the Fixed Account - net                     9,825         6,845         3,147        21,868        1,726          27,967
                                          ------------------   -----------   -----------   -----------  -----------  --------------

Increase (decrease) in net assets
  from capital transactions                          136,630       166,466        30,205       244,042       69,600         141,293
                                          ------------------   -----------   -----------   -----------  -----------  --------------
INCREASE (DECREASE) IN NET ASSETS                    140,411       162,105        29,155       242,419       68,151         137,982

NET ASSETS AT BEGINNING OF PERIOD                         --            --            --            --           --              --
                                          ------------------   -----------   -----------   -----------  -----------  --------------

NET ASSETS AT END OF PERIOD                 $        140,411   $   162,105   $    29,155   $   242,419  $    68,151  $      137,982
                                          ==================   ===========   ===========   ===========  ===========  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period                --            --            --            --           --              --
    Units issued                                      13,096        17,004         2,973        22,062        6,772          13,605
    Units redeemed                                        (5)           --           (60)          (76)          --              (9)
                                          ------------------   -----------   -----------   -----------  -----------  --------------
  Units outstanding at end of period                  13,091        17,004         2,913        21,986        6,772          13,596
                                          ==================   ===========   ===========   ===========  ===========  ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------

                                                   Oppenheimer Variable Account Funds (Service Class ("SC")) Sub-Accounts
                                            ----------------------------------------------------------------------------------

                                                              Oppenheimer       Oppenheimer
                                             Oppenheimer       Main Street      Main Street      Oppenheimer      Oppenheimer
                                                High            Growth &         Small Cap        Multiple         Strategic
                                             Income (SC)      Income (SC)       Growth (SC)      Strategies        Bond (SC)
                                            --------------   --------------   --------------   --------------   --------------

                                              2002 (a)          2002 (a)         2002 (a)         2002 (a)         2002 (a)
                                            --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                $          (90)  $       (1,227)  $         (433)  $         (223)  $         (994)
Net realized gains (losses)                              5              854              (15)              (1)              13
Change in unrealized gains (losses)                    944          (27,507)         (10,261)            (947)          14,387
                                            --------------   --------------   --------------   --------------   --------------

Increase (decrease) in net assets
   from operations                                     859          (27,880)         (10,709)          (1,171)          13,406
                                            --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                           120,192          687,321          295,380          146,117          626,636
Benefit payments                                        --               --               --               --               --
Payments on termination                               (130)            (295)            (229)             (15)            (770)
Contract maintenance charges                            --               --               --               --               --
Transfers among the sub-accounts
  and with the Fixed Account - net                  17,217          319,675           74,948           61,739          131,904
                                            --------------   --------------   --------------   --------------   --------------

Increase (decrease) in net assets
  from capital transactions                        137,279        1,006,701          370,099          207,841          757,770
                                            --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS                  138,138          978,821          359,390          206,670          771,176

NET ASSETS AT BEGINNING OF PERIOD                       --               --               --               --               --
                                            --------------   --------------   --------------   --------------   --------------

NET ASSETS AT END OF PERIOD                 $      138,138   $      978,821   $      359,390   $      206,670   $      771,176
                                            ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period              --               --               --               --               --
     Units issued                                   12,969           96,354           34,750           19,318           73,558
     Units redeemed                                    (12)            (196)             (47)              (2)            (488)
                                            --------------   --------------   --------------   --------------   --------------
  Units outstanding at end of period                12,957           96,158           34,703           19,316           73,070
                                            ==============   ==============   ==============   ==============   ==============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                   VT American
                                                Government Income           VT Asia Pacific Growth        VT Capital Appreciation
                                           ----------------------------  ----------------------------  ----------------------------

                                               2002           2001          2002 (b)        2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     269,150  $    (610,401) $     (11,649) $     (63,228) $    (140,573) $     (61,605)
Net realized gains (losses)                      915,470        164,622     (3,331,386)      (792,449)      (456,059)       (68,340)
Change in unrealized gains (losses)            6,126,051      2,112,613      2,746,374       (438,658)    (2,262,165)      (273,591)
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from operations                              7,310,671      1,666,834       (596,661)    (1,294,335)    (2,858,797)      (403,536)
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                      23,037,622     33,613,259        104,433        408,855      2,920,971      4,612,762
Benefit payments                              (1,676,349)      (114,846)      (104,876)       (89,676)       (91,595)       (37,921)
Payments on termination                       (7,752,756)      (947,743)       (30,665)      (317,498)      (499,258)      (124,016)
Contract maintenance charges                     (92,566)        (8,933)        (6,198)        (9,584)       (16,048)        (2,108)
Transfers among the sub-accounts
  and with the Fixed Account - net            56,087,909     24,357,856     (3,194,063)      (971,162)     4,153,299      3,809,618
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from capital transactions                   69,603,860     56,899,593     (3,231,369)      (979,065)     6,467,369      8,258,335
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS             76,914,531     58,566,427     (3,828,030)    (2,273,400)     3,608,572      7,854,799

NET ASSETS AT BEGINNING OF PERIOD             64,745,977      6,179,550      3,828,030      6,101,430      8,706,059        851,260
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $ 141,660,508  $  64,745,977  $          --  $   3,828,030  $  12,314,631  $   8,706,059
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING

  Units outstanding at beginning of period     5,724,002        560,042        552,249        657,641      1,123,494         93,257
     Units issued                             10,008,634      6,294,452        677,012      1,860,304      1,537,188      1,169,292
     Units redeemed                           (3,999,557)    (1,130,492)    (1,229,261)    (1,965,696)      (585,952)      (139,055)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period          11,733,079      5,724,002             --        552,249      2,074,730      1,123,494
                                           =============  =============  =============  =============  =============  =============

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                                             VT The George Putnam
                                              VT Diversified Income             Fund of Boston          VT Global Asset Allocation
                                           ----------------------------  ----------------------------  ----------------------------

                                               2002           2001           2002           2001           2002           2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $   5,376,794  $   3,573,111  $   1,400,170  $   1,038,171  $      64,426  $     (50,410)
Net realized gains (losses)                   (1,106,919)      (268,902)    (1,052,609)       103,010       (554,624)       784,313
Change in unrealized gains (losses)             (996,074)    (2,139,633)   (16,256,201)    (1,738,151)    (1,800,777)    (2,072,518)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from operations                              3,273,801      1,164,576    (15,908,640)      (596,970)    (2,290,975)    (1,338,615)
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                       4,977,127      9,506,794     13,703,490     20,856,995        979,069      1,925,641
Benefit payments                              (1,872,608)    (1,560,169)    (2,848,940)    (1,675,337)      (181,517)      (174,720)
Payments on termination                       (5,839,225)    (4,142,403)    (9,889,826)    (5,893,884)      (717,269)      (610,345)
Contract maintenance charges                     (98,364)       (56,360)      (167,791)       (70,271)       (19,766)       (11,788)
Transfers among the sub-accounts
  and with the Fixed Account - net             5,388,952     13,194,583     33,697,597     42,493,187      2,457,403      3,504,676
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from capital transactions                    2,555,882     16,942,445     34,494,530     55,710,690      2,517,920      4,633,464
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS              5,829,683     18,107,021     18,585,890     55,113,720        226,945      3,294,849

NET ASSETS AT BEGINNING OF PERIOD             71,901,093     53,794,072    134,079,836     78,966,116     15,105,687     11,810,838
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $  77,730,776  $  71,901,093  $ 152,665,726  $ 134,079,836  $  15,332,632  $  15,105,687
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period     7,227,846      5,526,441     13,240,902      7,779,766      1,676,263      1,181,614
     Units issued                              2,491,725      3,592,472      7,964,331      7,845,207        686,895        910,201
     Units redeemed                           (2,242,610)    (1,891,067)    (4,510,099)    (2,384,071)      (392,940)      (415,552)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period           7,476,961      7,227,846     16,695,134     13,240,902      1,970,218      1,676,263
                                           =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                VT Global Equity (c)         VT Growth and Income         VT Growth Opportunities
                                           ----------------------------  ----------------------------  ----------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $    (755,936) $    (944,392) $   1,167,186  $     676,577  $    (403,844) $    (456,397)
Net realized gains (losses)                  (12,828,841)    12,432,297    (12,637,769)     4,219,816     (6,148,793)    (2,585,632)
Change in unrealized gains (losses)           (3,178,740)   (38,402,346)  (107,580,645)   (43,929,755)    (4,441,951)   (10,473,463)
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
 from operations                             (16,763,517)   (26,914,441)  (119,051,228)   (39,033,362)   (10,994,588)   (13,515,492)
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                       3,472,304     12,247,494     36,848,206     87,879,831      2,877,222      9,436,386
Benefit payments                              (1,255,419)      (827,886)    (8,401,244)    (7,651,455)      (323,341)      (373,826)
Payments on termination                       (4,054,303)    (3,958,784)   (33,543,343)   (24,650,504)    (1,853,658)    (1,475,194)
Contract maintenance charges                    (105,825)       (72,928)      (733,337)      (431,472)       (58,491)       (39,548)
Transfers among the sub-accounts
 and with the Fixed Account - net             (2,203,941)    14,129,960     31,432,062    118,363,976         40,984      9,391,809
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from capital transactions                   (4,147,184)    21,517,856     25,602,344    173,510,376        682,716     16,939,627
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS            (20,910,701)    (5,396,585)   (93,448,884)   134,477,014    (10,311,872)     3,424,135

NET ASSETS AT BEGINNING OF PERIOD             71,380,741     76,777,326    549,082,101    414,605,087     35,105,329     31,681,194
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $  50,470,040  $  71,380,741  $ 455,633,217  $ 549,082,101  $  24,793,457  $  35,105,329
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period    10,257,793      7,637,118     59,628,315     41,737,903      7,039,418      4,254,053
     Units issued                              2,333,079      5,344,102     18,032,700     28,791,372      2,722,746      4,478,678
     Units redeemed                           (3,125,779)    (2,723,427)   (15,930,970)   (10,900,960)    (2,609,746)    (1,693,313)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period           9,465,093     10,257,793     61,730,045     59,628,315      7,152,418      7,039,418
                                           =============  =============  =============  =============  =============  =============

(c) Previously known as Global Growth

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                 VT Health Sciences              VT High Yield                  VT Income
                                           ----------------------------  ----------------------------  ----------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $  (1,128,373) $  (1,134,392) $   5,300,164  $   4,018,143  $   4,980,814  $   3,014,844
Net realized gains (losses)                   (3,083,828)      (534,794)    (2,098,704)    (1,090,989)       189,514         87,065
Change in unrealized gains (losses)          (17,025,200)   (17,761,548)    (4,096,061)    (2,440,336)     4,630,339        740,029
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from operations                            (21,237,401)   (19,430,734)      (894,601)       486,818      9,800,667      3,841,938
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                       5,123,459     17,902,541      5,231,365      9,464,238     18,851,163     28,516,907
Benefit payments                              (1,096,839)    (1,057,178)      (695,235)      (761,660)    (2,164,978)    (2,144,930)
Payments on termination                       (5,619,126)    (3,596,244)    (3,975,313)    (2,667,616)   (12,602,339)    (4,729,017)
Contract maintenance charges                    (160,951)       (96,323)       (63,515)       (26,680)      (192,179)       (49,065)
Transfers among the sub-accounts
  and with the Fixed Account - net             1,181,275     12,557,263      8,982,602     13,252,073     44,174,099     49,234,764
                                           -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in net assets
  from capital transactions                     (572,182)    25,710,059      9,479,904     19,260,355     48,065,766     70,828,659
                                           -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS            (21,809,583)     6,279,325      8,585,303     19,747,173     57,866,433     74,670,597

NET ASSETS AT BEGINNING OF PERIOD             95,452,928     89,173,603     46,119,750     26,372,577    121,264,785     46,594,188
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $  73,643,345  $  95,452,928  $  54,705,053  $  46,119,750  $ 179,131,218  $ 121,264,785
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period     8,540,760      6,314,457      5,020,022      2,938,699     11,046,263      4,497,621
     Units issued                              2,245,007      4,697,240      3,659,602      4,497,702      9,554,843      8,846,468
     Units redeemed                           (2,410,617)    (2,470,937)    (2,604,924)    (2,416,379)    (5,270,170)    (2,297,826)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period           8,375,150      8,540,760      6,074,700      5,020,022     15,330,936     11,046,263
                                           =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                                               VT International               VT International
                                             VT International Growth          Growth and Income              New Opportunities
                                           ----------------------------  ----------------------------  ----------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS

Net investment income (loss)               $    (652,905) $  (1,318,773) $    (261,873) $    (101,324) $    (183,464) $    (436,553)
Net realized gains (losses)                   (6,474,538)    11,084,252     (1,517,071)       898,411     (8,395,459)    (7,298,811)
Change in unrealized gains (losses)          (18,505,213)   (39,826,741)    (3,519,469)    (7,895,319)     4,307,161     (4,676,000)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from operations                            (25,632,656)   (30,061,262)    (5,298,413)    (7,098,232)    (4,271,762)   (12,411,364)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                      11,999,305     22,149,655      2,478,253      5,961,654      1,847,058      5,619,713
Benefit payments                              (1,132,647)    (1,402,133)      (462,098)      (215,217)      (370,196)      (402,957)
Payments on termination                       (7,135,773)    (4,848,023)    (1,661,351)    (1,263,167)    (2,367,082)    (1,431,091)
Contract maintenance charges                    (231,647)      (143,548)       (53,990)       (29,286)       (70,036)       (50,851)
Transfers among the sub-accounts
  and with the Fixed Account - net             7,989,919     24,550,412      3,412,972      6,879,033     (1,973,644)     1,125,887
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from capital transactions                   11,489,157     40,306,363      3,713,786     11,333,017     (2,933,900)     4,860,701
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS            (14,143,499)    10,245,101     (1,584,627)     4,234,785     (7,205,662)    (7,550,663)

NET ASSETS AT BEGINNING OF PERIOD            131,834,991    121,589,890     31,860,915     27,626,130     30,642,790     38,193,453
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $ 117,691,492  $ 131,834,991  $  30,276,288  $  31,860,915  $  23,437,128  $  30,642,790
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING

  Units outstanding at beginning of period    14,061,494     10,060,464      3,749,387      2,533,466      4,541,007      4,012,152
     Units issued                              5,738,378      7,049,008      1,601,913      2,061,304      2,080,564      2,882,972
     Units redeemed                           (4,319,358)    (3,047,978)    (1,159,032)      (845,383)    (2,523,211)    (2,354,117)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period          15,480,514     14,061,494      4,192,268      3,749,387      4,098,360      4,541,007
                                           =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                   VT Investors                 VT Money Market             VT New Opportunities
                                           ----------------------------  ----------------------------  ----------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $  (2,142,035) $  (2,933,728) $    (197,660) $   1,421,339  $  (1,751,022) $  (2,282,194)
Net realized gains (losses)                  (23,312,934)    (4,787,411)            --             --    (30,856,358)    17,987,009
Change in unrealized gains (losses)          (30,040,823)   (60,555,276)            --             --    (19,180,164)   (83,450,545)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from operations                            (55,495,792)   (68,276,415)      (197,660)     1,421,339    (51,787,544)   (67,745,730)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                       8,022,449     31,547,837     19,391,316     41,868,272      8,912,956     31,466,007
Benefit payments                              (2,423,348)    (3,753,727)    (6,299,230)    (7,972,530)    (1,924,446)    (1,871,913)
Payments on termination                      (12,779,627)   (11,796,981)   (28,043,270)   (14,312,485)    (7,989,108)    (7,801,962)
Contract maintenance charges                    (312,777)      (231,354)      (115,629)       (84,002)      (273,645)      (212,209)
Transfers among the sub-accounts
  and with the Fixed Account - net            (5,870,688)    37,772,649     17,756,931     50,700,773     (8,715,212)    22,670,033
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from capital transactions                  (13,363,991)    53,538,424      2,690,118     70,200,028     (9,989,455)    44,249,956
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS            (68,859,783)   (14,737,991)     2,492,458     71,621,367    (61,776,999)   (23,495,774)

NET ASSETS AT BEGINNING OF PERIOD            221,771,998    236,509,989    108,101,092     36,479,725    165,812,660    189,308,434
                                           -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD                $ 152,912,215  $ 221,771,998  $ 110,593,550  $ 108,101,092  $ 104,035,661  $ 165,812,660
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period    31,059,937     24,536,475      9,954,255      3,443,436     23,543,615     18,239,779
     Units issued                              7,136,084     13,771,239     17,628,548     20,942,015      5,118,734     11,756,604
     Units redeemed                           (9,653,276)    (7,247,777)   (17,384,930)   (14,431,196)    (7,151,368)    (6,452,768)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period          28,542,745     31,059,937     10,197,873      9,954,255     21,510,981     23,543,615
                                           =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                   VT New Value            VT OTC & Emerging Growth            VT Research
                                           ----------------------------  ----------------------------  ----------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $    (397,700) $    (296,835) $    (478,398) $    (641,189) $    (773,561) $    (958,920)
Net realized gains (losses)                       63,736      1,073,429    (11,815,231)   (13,708,351)    (4,836,840)     3,107,253
Change in unrealized gains (losses)          (15,176,298)       (27,768)    (2,551,121)   (16,960,031)   (21,336,959)   (21,229,542)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from operations                            (15,510,262)       748,826    (14,844,750)   (31,309,571)   (26,947,360)   (19,081,209)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                      10,466,468     17,177,010      2,431,938      9,212,091      8,937,664     23,623,045
Benefit payments                                (885,389)      (702,989)      (299,802)      (819,986)    (1,416,213)    (2,116,628)
Payments on termination                       (4,560,933)    (2,047,068)    (3,739,749)    (2,469,075)    (5,715,805)    (3,789,056)
Contract maintenance charges                    (118,976)       (34,377)       (77,643)       (84,717)      (169,028)       (87,142)
Transfers among the sub-accounts
  and with the Fixed Account - net            18,888,958     31,586,982        745,854     10,040,626      8,477,438     29,781,899
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
  from capital transactions                   23,790,128     45,979,558       (939,402)    15,878,939     10,114,056     47,412,118
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS              8,279,866     46,728,384    (15,784,152)   (15,430,632)   (16,833,304)    28,330,909

NET ASSETS AT BEGINNING OF PERIOD             71,331,639     24,603,255     44,145,776     59,576,408    106,092,352     77,761,443
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD                $  79,611,505  $  71,331,639  $  28,361,624  $  44,145,776  $  89,259,048  $ 106,092,352
                                           =============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period     6,341,604      2,266,370     10,152,826      7,437,448     12,005,271      7,011,726
     Units issued                              5,295,205      5,513,718      5,770,414      7,771,296      4,788,436      7,202,302
     Units redeemed                           (3,139,288)    (1,438,484)    (6,098,801)    (5,055,918)    (3,639,183)    (2,208,757)
                                           -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period           8,497,521      6,341,604      9,824,439     10,152,826     13,154,524     12,005,271
                                           =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                 VT Small Cap Value            VT Technology         VT Utilities Growth and Income
                                           ---------------------------  ---------------------------  ------------------------------

                                                2002          2001        2002 (b)         2001          2002            2001
                                           -------------  ------------  -------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $  (1,084,875) $   (695,788) $    (120,739) $   (163,586) $     930,453  $       669,673
Net realized gains (losses)                      178,838       934,985    (14,551,942)   (2,512,836)    (5,098,541)       1,635,157
Change in unrealized gains (losses)          (21,167,542)    7,297,468      8,357,969    (3,538,011)    (8,666,919)     (14,723,757)
                                           -------------  ------------  -------------  ------------  -------------  ---------------
Increase (decrease) in net assets
  from operations                            (22,073,579)    7,536,665     (6,314,712)   (6,214,433)   (12,835,007)     (12,418,927)
                                           -------------  ------------  -------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                      14,930,773    20,822,863      1,925,146     5,125,757      2,273,339       10,516,778
Benefit payments                              (1,215,185)     (390,546)       (20,246)     (102,548)    (1,092,376)        (546,969)
Payments on termination                       (6,803,399)   (3,519,008)      (699,377)     (299,512)    (2,843,575)      (2,566,367)
Contract maintenance charges                    (139,388)      (53,196)       (19,657)      (18,375)       (48,995)         (28,259)
Transfers among the sub-accounts
  and with the Fixed Account - net            13,383,279    29,336,118     (8,128,497)    3,763,733     (2,028,969)      14,889,863
                                           -------------  ------------  -------------  ------------  -------------  ---------------
Increase (decrease) in net assets
  from capital transactions                   20,156,080    46,196,231     (6,942,631)    8,469,055     (3,740,576)      22,265,046
                                           -------------  ------------  -------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS             (1,917,499)   53,732,896    (13,257,343)    2,254,622    (16,575,583)       9,846,119

NET ASSETS AT BEGINNING OF PERIOD             81,568,083    27,835,187     13,257,343    11,002,721     49,971,791       40,125,672
                                           -------------  ------------  -------------  ------------  -------------  ---------------
NET ASSETS AT END OF PERIOD                $  79,650,584  $ 81,568,083  $          --  $ 13,257,343  $  33,396,208  $    49,971,791
                                           =============  ============  =============  ============  =============  ===============

UNITS OUTSTANDING
  Units outstanding at beginning of period     5,612,551     2,216,437      3,716,072     1,850,116      5,617,623        3,452,683
     Units issued                              5,271,062     5,157,065      1,952,360     3,134,100      1,399,265        3,614,045
     Units redeemed                           (4,110,471)   (1,760,951)    (5,668,432)   (1,268,144)    (2,005,998)      (1,449,105)
                                           -------------  ------------  -------------  ------------  -------------  ---------------
  Units outstanding at end of period           6,773,142     5,612,551             --     3,716,072      5,010,890        5,617,623
                                           =============  ============  =============  ============  =============  ===============

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                           ----------------------------------------------------------------------------------------

                                                     VT Vista                     VT Voyager                  VT Voyager II
                                           ----------------------------  -----------------------------  ---------------------------

                                                2002          2001           2002           2001            2002          2001
                                           -------------  -------------  -------------  --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $    (998,522) $  (1,194,574) $  (2,118,793) $   (4,592,217) $   (132,292) $     (68,211)
Net realized gains (losses)                  (11,895,995)     5,384,497    (33,576,050)     69,408,751      (695,321)      (355,671)
Change in unrealized gains (losses)          (16,258,594)   (42,748,408)   (65,115,814)   (158,839,564)   (1,786,629)      (640,661)
                                           -------------  -------------  -------------  --------------  ------------  -------------
Increase (decrease) in net assets
  from operations                            (29,153,111)   (38,558,485)  (100,810,657)    (94,023,030)   (2,614,242)    (1,064,543)
                                           -------------  -------------  -------------  --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                       5,366,164     20,552,143     27,363,808      56,330,495     2,516,556      4,854,517
Benefit payments                              (1,368,903)    (1,166,670)    (4,343,191)     (4,510,697)     (137,620)      (100,529)
Payments on termination                       (4,967,455)    (4,483,933)   (19,103,381)    (16,827,825)     (481,538)      (150,426)
Contract maintenance charges                    (134,173)       (90,242)      (532,860)       (373,056)      (20,803)        (3,978)
Transfers among the sub-accounts
  and with the Fixed Account - net            (1,396,004)    20,389,565      2,901,617      53,894,929     8,729,233      2,516,391
                                           -------------  -------------  -------------  --------------  ------------  -------------
Increase (decrease) in net assets
  from capital transactions                   (2,500,371)    35,200,863      6,285,993      88,513,846    10,605,828      7,115,975
                                           -------------  -------------  -------------  --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS            (31,653,482)    (3,357,622)   (94,524,664)     (5,509,184)    7,991,586      6,051,432

NET ASSETS AT BEGINNING OF PERIOD             91,421,457     94,779,079    352,295,855     357,805,039     7,594,364      1,542,932
                                           -------------  -------------  -------------  --------------  ------------  -------------

NET ASSETS AT END OF PERIOD                $  59,767,975  $  91,421,457  $ 257,771,191  $  352,295,855  $ 15,585,950  $   7,594,364
                                           =============  =============  =============  ==============  ============  =============

UNITS OUTSTANDING
  Units outstanding at beginning of period    11,518,078      7,811,689     41,705,852      32,247,556     1,521,726        211,084
     Units issued                              3,487,627      7,023,988     12,021,050      17,785,912     3,913,821      2,036,772
     Units redeemed                           (4,074,465)    (3,317,599)   (11,552,264)     (8,327,616)     (938,579)      (726,130)
                                           -------------  -------------  -------------  --------------  ------------  -------------
  Units outstanding at end of period          10,931,240     11,518,078     42,174,638      41,705,852     4,496,968      1,521,726
                                           =============  =============  =============  ==============  ============  =============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Van Kampen
                                                                                                               Life Investment
                                                                                                               Trust (Class II)
                                            The Universal Institutional Funds, Inc. (Class II)  Sub-Accounts      Sub-Account
                                           ------------------------------------------------------------------------------------

                                               Van Kampen          Van Kampen     Van Kampen     Van Kampen
                                               UIF Active         UIF Emerging   UIF Emerging   UIF U.S. Real     LIT Growth
                                              International       Markets Debt  Markets Equity     Estate         and Income
                                           Allocation (Class II)   (Class II)     (Class II)      (Class II)      (Class II)
                                           ---------------------  ------------  --------------  -------------  ----------------

                                                  2002 (a)          2002 (a)       2002 (a)        2002 (a)        2002 (a)
                                           ---------------------  ------------  --------------  -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $                 247  $         29   $        (116) $       4,705  $           (446)
Net realized gains (losses)                                   --            (4)             (5)         2,689                 9
Change in unrealized gains (losses)                         (395)          (24)         (5,579)        (5,323)           (4,022)
                                           ---------------------  ------------  --------------  -------------  ----------------
Increase (decrease) in net assets
  from operations                                           (148)            1          (5,700)         2,071            (4,459)
                                           ---------------------  ------------  --------------  -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
Deposits                                                  15,142            --          88,981         88,029           271,695
Benefit payments                                              --            --              --             --                --
Payments on termination                                       --            --              --           (683)             (481)
Contract maintenance charges                                  --            --              --             --                --
Transfers among the sub-accounts
  and with the Fixed Account - net                            --           362           2,113         77,765           109,755
                                           ---------------------  ------------  --------------  -------------  ----------------
Increase (decrease) in net assets
  from capital transactions                               15,142           362          91,094        165,111           380,969
                                           ---------------------  ------------  --------------  -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS                         14,994           363          85,394        167,182           376,510

NET ASSETS AT BEGINNING OF PERIOD                             --            --              --             --                --
                                           ---------------------  ------------  --------------  -------------  ----------------

NET ASSETS AT END OF PERIOD                $              14,994  $        363  $       85,394  $     167,182  $        376,510
                                           =====================  ============  ==============  =============  ================

UNITS OUTSTANDING
  Units outstanding at beginning of period                    --            --              --             --                --
     Units issued                                          1,462            39           9,077         15,620            35,379
     Units redeemed                                           --            (6)             --             (1)              (45)
                                           ---------------------  ------------  --------------  -------------  ----------------
  Units outstanding at end of period                       1,462            33           9,077         15,619            35,334
                                           =====================  ============  ==============  =============  ================

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

      Allstate Life Insurance Company Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate"). The assets of the Account are legally segregated from those of Allstate. Allstate is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

      Allstate issues seven variable annuity contracts, the Putnam Allstate Advisor ("Advisor"), Putnam Allstate Advisor Apex ("Advisor Apex"), Putnam Allstate Advisor Plus ("Advisor Plus"), Putnam Allstate Advisor Preferred ("Advisor Preferred"), Allstate Advisor ("Allstate Advisor"), Allstate Advisor Plus ("Allstate Plus"), and Allstate Advisor Preferred ("Allstate Preferred") (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any Contract provisions wherein Allstate contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

       FRANKLIN TEMPLETON VARIABLE INSURANCE                 PUTNAM VARIABLE TRUST (CONTINUED)
         PRODUCTS TRUST                                        VT The George Putnam Fund of
           Franklin Growth and Income Securities                  Boston
           Franklin Small Cap                                  VT Global Asset Allocation
           Franklin Small Cap Value Securities                 VT Global Equity (Previously known as
           Mutual Shares Securities                               Global Growth)
           Templeton Developing Markets Securities             VT Growth and Income
           Templeton Foreign Securities                        VT Growth Opportunities
           Templeton Global Income Securities                  VT Health Sciences
       LSA VARIABLE SERIES TRUST                               VT High Yield
           LSA Aggressive Growth                               VT Income
           LSA Focused Equity                                  VT International Growth
           LSA Mid Cap Value                                   VT International Growth and Income
       OPPENHEIMER VARIABLE ACCOUNT FUNDS                      VT International New Opportunities
         (SERVICE CLASS ("SC"))                                VT Investors
           Oppenheimer Aggressive Growth (SC)                  VT Money Market
           Oppenheimer Global Securities (SC)                  VT New Opportunities
           Oppenheimer High Income (SC)                        VT New Value
           Oppenheimer Main Street Growth &                    VT OTC & Emerging Growth
              Income (SC)                                      VT Research
           Oppenheimer Main Street Small Cap                   VT Small Cap Value
              Growth (SC)                                      VT Technology (Closed 10/11/2002)
           Oppenheimer Multiple Strategies (SC)                VT Utilities Growth and Income
           Oppenheimer Strategic Bond (SC)                     VT Vista
       PUTNAM VARIABLE TRUST                                   VT Voyager
           VT American Government Income                       VT Voyager II
           VT Asia Pacific Growth (Closed
              10/11/2002)
           VT Capital Appreciation
           VT Diversified Income

--------------------------------------------------------------------------------

1.    ORGANIZATION (CONTINUED)

       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.               VAN KAMPEN LIFE INVESTMENT TRUST
         (CLASS II)                                            (CLASS II)
           Van Kampen UIF Active International                    LIT Growth and Income (Class II)
              Allocation (Class II)
           Van Kampen UIF Emerging Markets
              Debt (Class II)
           Van Kampen UIF Emerging Markets
              Equity (Class II)
           Van Kampen UIF U.S. Real Estate
              (Class II)

      Allstate provides insurance and administrative services to the contractholders for a fee. Allstate also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

      The LSA Variable Series Trust ("Trust") is managed by LSA Asset Management, LLC (the "Manager"), a wholly owned subsidiary of Allstate, pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets at 0.95% for LSA Aggressive Growth, 0.95% for LSA Focused Equity and 0.85% for LSA Mid Cap Value.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Funds' ex-distribution date.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Allstate. Allstate is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

3.    EXPENSES

      MORTALITY AND EXPENSE RISK CHARGE - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 0.80% to 2.30% per annum of the daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate guarantees that the amount of this charge will not increase over the life of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

      ADMINISTRATIVE EXPENSE CHARGE - Allstate deducts administrative expense charges daily at a rate equal to 0.19% per annum of the average daily net assets of the Account for the Allstate Advisor, Allstate Plus, and Allstate Preferred. There is no administrative expense charge on the Advisor, Advisor Apex, Advisor Plus, and Advisor Preferred contracts. The administrative expense charge is recognized as a reduction in accumulation unit values.

      CONTRACT MAINTENANCE CHARGES - Allstate deducts from the contractholder's account an annual maintenance charge of $30 on each Advisor, Allstate Advisor, Allstate Plus, and Allstate Preferred contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. There is no contract maintenance charge on the Advisor Apex, Advisor Plus, and Advisor Preferred contracts. Allstate deducts a monthly fee for Contracts with Retirement Income Guarantee Riders at rate ranging from 0.05% to 0.30% per annum of the income base. The income base is comprised of either the contract value on the date the rider option is purchased and is adjusted for subsequent purchases or withdrawals or the highest contract value on any anniversary date adjusted for subsequent purchases or withdrawals, depending on the rider option selected. The contract maintenance charges are recognized as redemption of units.

--------------------------------------------------------------------------------

4.    PURCHASES OF INVESTMENTS

      The cost of purchases of investments for the year ended December 31, 2002 were as follows:

                                                                                         Purchases
                                                                                       -------------
Investments in the Franklin Templeton Variable Insurance Products
  Trust Sub-Accounts:
    Franklin Growth and Income Securities(a)                                           $     597,830
    Franklin Small Cap(a)                                                                    241,624
    Franklin Small Cap Value Securities(a)                                                   586,510
    Mutual Shares Securities(a)                                                              733,841
    Templeton Developing Markets Securities(a)                                                92,520
    Templeton Foreign Securities(a)                                                          300,634
    Templeton Global Income Securities(a)                                                    136,645

Investments in the LSA Variable Series Trust Sub-Accounts:
    LSA Aggressive Growth(a)                                                                 166,443
    LSA Focused Equity(a)                                                                     30,204
    LSA Mid Cap Value(a)                                                                     245,220

Investments in the Oppenheimer Variable Account Funds (Service
  Class ("SC")) Sub-Accounts:
    Oppenheimer Aggressive Growth (SC)(a)                                                     69,585
    Oppenheimer Global Securities (SC)(a)                                                    141,336
    Oppenheimer High Income (SC) (a)                                                         137,395
    Oppenheimer Main Street Growth & Income (SC)(a)                                        1,179,661
    Oppenheimer Main Street Small Cap Growth (SC)(a)                                         376,805
    Oppenheimer Multiple Strategies (SC)(a)                                                  207,789
    Oppenheimer Strategic Bond (SC)(a)                                                       758,000

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

--------------------------------------------------------------------------------

4.    PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                         Purchases
                                                                                       -------------

Investments in the Putnam Variable Trust Sub-Accounts:
    VT American Government Income                                                      $  94,977,299
    VT Asia Pacific Growth (b)                                                             3,375,257
    VT Capital Appreciation                                                                9,091,739
    VT Diversified Income                                                                 19,628,722
    VT Global Asset Allocation                                                             4,812,305
    VT Global Equity (c)                                                                   6,396,924
    VT Growth and Income                                                                  81,596,318
    VT Growth Opportunities                                                                7,311,579
    VT Health Sciences                                                                    10,319,453
    VT High Yield                                                                         29,036,808
    VT Income                                                                             74,521,890
    VT International Growth                                                               28,028,635
    VT International Growth and Income                                                     8,835,002
    VT International New Opportunities                                                    10,774,145
    VT Investors                                                                          17,501,893
    VT Money Market                                                                      107,326,842
    VT New Opportunities                                                                  11,667,756
    VT New Value                                                                          40,037,901
    VT OTC & Emerging Growth                                                               6,959,985
    VT Research                                                                           20,999,710
    VT Small Cap Value                                                                    48,751,932
    VT Technology (b)                                                                      3,323,375
    VT The George Putnam Fund of Boston                                                   49,539,292
    VT Utilities Growth and Income                                                         6,520,564
    VT Vista                                                                               9,406,113
    VT Voyager                                                                            39,163,969
    VT Voyager II                                                                         13,051,564

Investments in The Universal Institutional Funds, Inc. (Class II)
  Sub-Accounts:
    Van Kampen UIF Active International Allocation (Class II)(a)                              15,409
    Van Kampen UIF Emerging Markets Debt (Class II)(a)                                           456
    Van Kampen UIF Emerging Markets Equity (Class II)(a)                                      91,085
    Van Kampen UIF U.S. Real Estate (Class II)(a)                                            173,295

Investments in the Van Kampen Life Investment Trust (Class II)
  Sub-Account:
    LIT Growth and Income (Class II)(a)                                                      381,318
                                                                                       -------------

                                                                                       $ 769,620,577
                                                                                       =============

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

(c) Previously known as Global Growth

--------------------------------------------------------------------------------

5.    FINANCIAL HIGHLIGHTS

      The range of lowest and highest accumulation unit values, the investment income ratio, the range of lowest and highest expense ratio assessed by Allstate, and the corresponding range of total return is presented for each rider option of the sub-account which had outstanding units during the period.

      As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several accumulation unit values for each sub-account based upon those choices.

      ITEM IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

        * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the accumulation unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

        ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying fund portfolio and charges made directly to contractholder accounts through the redemption of units.

        *** TOTAL RETURN - This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. In the year of launch, returns on new products were annualized to represent the return as if the contractholder was invested in the sub-account for the entire year. Total return is calculated using unrounded accumulation unit values.

             Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                      At December 31,                  For the year ended December 31,
                                                    -------------------  -------------------------------------------------------

                                                       Accumulation       Investment           Expense                 Total
                                                        Unit Value       Income Ratio*         Ratio**                Return***
                                                    -------------------  ------------    --------------------  --------------------
Investments in the Franklin Templeton Variable
    Insurance Products Trust Sub-Accounts:
       Franklin Growth and Income Securities
         2002 (a)                                   $ 10.84  - $ 10.86       0.00 %        1.29 % -    2.14 %      8.40 % -  8.60 %
       Franklin Small Cap
         2002 (a)                                     11.52  -   11.55       0.00          1.29   -    2.24       15.21   - 15.45
       Franklin Small Cap Value Securities
         2002 (a)                                     11.21  -   11.23       0.00          1.29   -    2.24       12.12   - 12.35
       Mutual Shares Securities
         2002 (a)                                     10.31  -   10.33       0.00          1.29   -    2.24        3.12   -  3.33
       Templeton Developing Markets Securities
         2002 (a)                                     11.22  -   11.24       0.00          1.29   -    2.14       12.22   - 12.43
       Templeton Foreign Securities
         2002 (a)                                     10.46  -   10.48       0.00          1.29   -    2.14        4.65   -  4.84
       Templeton Global Income Securities
         2002 (a)                                     10.72  -   10.73       0.00          1.29   -    1.94        7.15   -  7.30

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             At December 31,              For the year ended December 31,
                                                           ------------------- -----------------------------------------------------

                                                              Accumulation      Investment         Expense              Total
                                                               Unit Value      Income Ratio*       Ratio**             Return***
                                                           ------------------- -------------- ------------------ -------------------
Investments in the LSA Variable Series Trust Sub-Accounts:
       LSA Aggressive Growth
         2002(a)                                            $ 9.52 -   $ 9.54       0.00 %    1.44 %  -   2.14 %  -4.77 % -  -4.63%
       LSA Focused Equity
         2002 (a)                                            10.00 -    10.02       0.00      1.29    -   2.14     0.03   -   0.22
       LSA Mid Cap Value
         2002(a)                                             11.01 -    11.04       0.35      1.29    -   2.24    10.12   -  10.35

Investments in the Oppenheimer Variable Account Funds
    (Service Class (SC)) Sub-Accounts:
       Oppenheimer Aggressive Growth (SC)
         2002(a)                                             10.06 -    10.07       0.00      1.29    -   1.74     0.59   -   0.69
       Oppenheimer Global Securities (SC)
         2002(a)                                             10.14 -    10.16       0.00      1.29    -   1.89     1.44   -   1.57
       Oppenheimer High Income (SC)
         2002(a)                                             10.65 -    10.67       0.00      1.29    -   1.99     6.54   -   6.70
       Oppenheimer Main Street Growth & Income (SC)
         2002(a)                                             10.16 -    10.19       0.00      1.29    -   2.24     1.65   -   1.86
       Oppenheimer Main Street Small Cap Growth (SC)
         2002(a)                                             10.34 -    10.36       0.00      1.29    -   2.14     3.44   -   3.63
       Oppenheimer Multiple Strategies (SC)
         2002(a)                                             10.68 -    10.71       0.00      1.29    -   2.24     6.84   -   7.06
       Oppenheimer Strategic Bond (SC)
         2002(a)                                             10.54 -    10.56       0.00      1.29    -   2.24     5.38   -   5.60

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

--------------------------------------------------------------------------------

5.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        At December 31,                For the year ended December 31,
                                                      ------------------- ---------------------------------------------------------

                                                       Accumulation         Investment          Expense              Total
                                                        Unit Value         Income Ratio*        Ratio**             Return***
                                                      ------------------- --------------- -------------------  --------------------
Investments in the Putnam Variable Trust Sub-Accounts:
       VT American Government Income
         2002                                          $ 6.83 -  $ 12.74            1.69 %  0.80 % -    2.15%     6.53 % -   8.00%
         2001                                            6.38 -    11.80            0.00    0.80   -    2.15      4.01   -   5.69
       VT Asia Pacific Growth
         2002 (b)                                         N/A -      N/A            1.43    0.80   -    2.00       N/A   -    N/A
         2001                                            4.58 -     7.19            0.00    0.80   -    2.00    -26.11   - -24.61
       VT Capital Appreciation
         2002                                            5.84 -     6.01            0.14    0.80   -    2.15    -23.98   - -22.97
         2001                                            7.70 -     7.81            0.00    0.80   -    2.10    -16.23   - -14.60
       VT Diversified Income
         2002                                           10.26 -    10.89            8.53    0.80   -    2.15      3.63   -   5.06
         2001                                            9.09 -    10.36            7.06    0.80   -    2.15      0.99   -   2.68
       VT The George Putnam Fund of Boston
         2002                                            8.90 -    10.52            2.32    0.80   -    2.24    -10.71   -  -9.48
         2001                                            9.17 -    11.37            2.24    0.80   -    2.15     -2.04   -  -0.35
       VT Global Asset Allocation
         2002                                            7.44 -    10.40            1.79    0.80   -    2.15    -14.23   - -13.22
         2001                                            8.52 -     9.12            0.93    0.80   -    1.95    -10.69   -  -9.25
       VT Global Equity (c)
         2002                                            3.71 -     5.78            0.06    0.80   -    2.15    -24.07   - -23.02
         2001                                            4.88 -     7.54            0.00    0.80   -    2.15    -32.02   - -30.33
       VT Growth and Income
         2002                                            7.15 -    10.81            1.58    0.80   -    2.24    -20.73   - -19.64
         2001                                            8.10 -    10.87            1.47    0.80   -    2.15     -8.83   -  -7.15
       VT Growth Opportunities
         2002                                            3.38 -     3.52            0.00    0.80   -    2.10    -30.97   - -30.06
         2001                                            4.45 -     5.03            0.00    0.80   -    2.10    -34.27   - -32.64
       VT Health Sciences
         2002                                            7.37 -     9.73            0.00    0.80   -    2.15    -22.06   - -20.98
         2001                                            9.44 -    11.67            0.00    0.80   -    2.15    -22.09   - -20.40
       VT High Yield
         2002                                            8.82 -    10.75           11.85    0.80   -    2.14     -2.81   -  -1.52
         2001                                            8.40 -     9.69           12.47    0.80   -    2.10      1.19   -   2.82
       VT Income
         2002                                           10.17 -    12.12            4.70    0.80   -    2.24      5.57   -   7.02
         2001                                           10.14 -    11.32            4.90    0.80   -    2.15      4.75   -   6.43
       VT International Growth
         2002                                            5.50 -    10.61            0.83    0.80   -    2.24    -19.44   - -18.33
         2001                                            6.57 -    10.10            0.26    0.80   -    2.15    -22.94   - -21.25
       VT International Growth and Income
         2002                                            6.53 -     7.31            0.53    0.80   -    2.15    -15.58   - -14.46
         2001                                            7.75 -     8.58            0.95    0.80   -    2.10    -23.07   - -21.44

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

(c) Previously known as Global Growth

--------------------------------------------------------------------------------

5.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         At December 31,                 For the year ended December 31,
                                                       ------------------- ---------------------------------------------------------

                                                          Accumulation      Investment          Expense                Total
                                                           Unit Value      Income Ratio*        Ratio**               Return***
                                                       ------------------- ------------   --------------------  --------------------
Investments in the Putnam Variable Trust Sub-Accounts
   (continued):
       VT International New Opportunities
         2002                                           $ 3.34 -   $ 6.60         0.66 %   0.80 % -    2.15%     -15.45 % - -14.32%
         2001                                             3.95 -     7.74         0.00     0.80   -    2.10      -30.88   - -29.25
       VT Investors
         2002                                             4.58 -    10.42         0.16     0.80   -    2.24      -25.47   - -24.48
         2001                                             5.79 -     7.26         0.00     0.80   -    2.10      -27.01   - -25.38
       VT Money Market
         2002                                             9.98 -    10.95         1.22     0.80   -    2.10       -0.93   -   0.38
         2001                                            10.09 -    10.96         3.43     0.80   -    2.10        1.31   -   2.93
       VT New Opportunities
         2002                                             3.16 -    10.39         0.00     0.80   -    2.24      -32.01   - -31.07
         2001                                             4.65 -     7.89         0.00     0.80   -    2.15      -32.39   - -30.70
       VT New Value
         2002                                             8.93 -    11.29         0.91     0.80   -    2.15      -17.42   - -16.28
         2001                                             9.74 -    13.59         0.65     0.80   -    2.15        0.80   -   2.49
       VT OTC & Emerging Growth
         2002                                             1.45 -     3.44         0.00     0.80   -    2.10      -33.65   - -32.76
         2001                                             2.18 -     5.14         0.00     0.80   -    2.10      -47.76   - -46.13
       VT Research
         2002                                             5.79 -    10.65         0.56     0.80   -    2.15      -23.88   - -22.83
         2001                                             7.61 -     9.00         0.27     0.80   -    2.15      -21.18   - -19.49
       VT Small Cap Value
         2002                                            10.67 -    12.64         0.22     0.80   -    2.15      -20.03   - -18.93
         2001                                            13.04 -    15.59         0.01     0.80   -    2.15       15.50   -  17.18
       VT Technology
         2002 (b)                                          N/A -      N/A         0.00     0.80   -    2.10         N/A   -    N/A
         2001                                             3.13 -     3.60         0.00     0.80   -    2.10      -41.28   - -39.66
       VT Utilities Growth and Income
         2002                                             6.33 -    11.48         3.54     0.80   -    2.15      -25.72   - -24.69
         2001                                             8.01 -     9.10         2.88     0.80   -    2.15      -24.63   - -22.95
       VT Vista
         2002                                             3.74 -    10.38         0.00     0.80   -    2.24      -32.06   - -31.16
         2001                                             5.51 -     8.76         0.00     0.80   -    2.10      -35.66   - -34.04
       VT Voyager
         2002                                             4.38 -    10.12         0.63     0.80   -    2.24      -28.11   - -27.12
         2001                                             6.09 -     9.05         0.00     0.80   -    2.15      -24.72   - -23.03
       VT Voyager II
         2002                                             3.42 -     3.51         0.00     0.80   -    2.10      -31.06   - -30.14
         2001                                             4.95 -     5.03         0.00     0.80   -    2.10      -32.96   - -31.34

(b) For the Period Beginning January 1, 2002 and Ended October 11, 2002

--------------------------------------------------------------------------------

5.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            At December 31,             For the year ended December 31,
                                                         ------------------- -------------------------------------------------------

                                                            Accumulation      Investment          Expense                Total
                                                             Unit Value      Income Ratio*         Ratio**             Return***
                                                         ------------------- ------------    -------------------- ------------------
Investments in The Universal Institutional Funds, Inc.
    (Class II) Sub-Accounts:
       Van Kampen UIF Active International Allocation
       (Class II)
         2002 (a)                                        $ 10.25 -  $ 10.26         3.56 %      1.29% -     1.69 %  2.55 % -  2.64%
       Van Kampen UIF Emerging Markets Debt (ClassII)
         2002 (a)                                          11.07 -    11.07        15.98        1.29   -    1.29   10.69   - 10.69
       Van Kampen UIF Emerging Equity Growth (ClassII)
         2002 (a)                                           9.40 -     9.42         0.00        1.29   -    1.99   -5.96   - -5.82
       Van Kampen UIF U.S. Real Estate (Class II)
         2002 (a)                                          10.69 -    10.71         5.82        1.29   -    2.14    6.90   -  7.10

Investments in the Van Kampen Life Investment
    Trust (Class II) Sub-Account:
       LIT Growth and Income (Class II)
         2002 (a)                                          10.64 -    10.66         0.00        1.29   -    2.24    6.40   -  6.62

(a) For the Period Beginning October 14, 2002 and Ended December 31, 2002

                                     PART C

                                OTHER INFORMATION

Part C is hereby amended to include the following exhibits and amend Items 25, 27, 32 and 34:

Item 24(b) Exhibits:

(4)(u)   Form of TrueReturn Accumulation Benefit Rider

(5)(d)   Form of Application for Allstate Advisor Contracts

(9)(i) Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered

(10)(a)  Independent Auditors' Consent

(10)(b)  Consent of Foley & Lardner

(13)(e)  Performance Data Calculations


25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL                              POSITION AND OFFICE WITH
BUSINESS ADDRESS*                               DEPOSITOR OF THE ACCOUNT

Casey J. Sylla                               Chairman of the Board, President, and
                                             Director (Principal Executive Officer)
Michael J. Velotta                           Senior Vice President, General Counsel,
                                                         Secretary, and Director
David A. Bird                                Senior Vice President and Director
Margaret G. Dyer                             Senior Vice President and Director
Marla G. Friedman                            Senior Vice President and Director
Danny L. Hale                                Director
Edward M. Liddy                              Director
John C. Lounds                               Senior Vice President and Director
J. Kevin McCarthy                            Senior Vice President and Director
Robert W. Pike                               Director
Steven E. Shebik                             Senior Vice President, Chief Financial
                                             Officer, and Director
                                             (Principal Financial Officer)
Eric A. Simonson                             Senior Vice President, Chief Investment
                                                           Officer, and Director
Kevin R. Slawin                              Senior Vice President and Director
Thomas J. Wilson, II                         Director
Samuel H. Pilch                              Group Vice President and Controller
                                             (Principal Accounting Officer)
Richard L. Baker                             Vice President
Michael B. Boyle                             Vice President
Karen C. Gardner                             Vice President
Dennis C. Gomez                              Vice President
John R. Hunter                               Vice President
Mary J. McGinn                               Vice President and Assistant Secretary
William H. Monie                             Vice President
J. Eric Smith                                Vice President
B. Eugene Wraith                             Vice President
James P. Zils                                Treasurer
D. Steven Boger                              Assistant Vice President
Lisa Cochrane                                Assistant Vice President
Errol Cramer                                 Assistant Vice President and Appointed
                                                                         Actuary
Lawrence W. Dahl                             Assistant Vice President
Joanne M. Derrig                             Assistant Vice President and Chief Privacy
                                                                         Officer
Sarah R. Donahue                             Assistant Vice President
Philip Emmanuele                             Assistant Vice President
Lisa J. Flanary                              Assistant Vice President
Douglas F. Gaer                              Assistant Vice President
Gregory J. Guidos                            Assistant Vice President
Brent H. Hamann                              Assistant Vice President
Keith A. Hauschildt                          Assistant Vice President
Ronald A. Johnson                            Assistant Vice President
Teresa G. Logue                              Assistant Vice President
Robert L. Park                               Assistant Vice President and Chief
                                             Compliance Officer
Barry S. Paul                                Assistant Vice President and Assistant
                                                                       Treasurer
John C. Pintozzi                             Assistant Vice President
Joseph P. Rath                               Assistant Vice President, Assistant General
                                                 Counsel and Assistant Secretary
Charles L. Salisbury                         Assistant Vice President
Robert A. Shore                              Assistant Vice President
Robert E. Transon                            Assistant Vice President
Timothy N. Vander Pas                        Assistant Vice President
Patricia W. Wilson                           Assistant Vice President and Assistant
                                                                       Secretary
Richard Zaharias                             Assistant Vice President
Laura R. Zimmerman                           Assistant Vice President
Doris J. Bryant                              Assistant Secretary
Emma M. Kalaidjian                           Assistant Secretary
Paul N. Kierig                               Assistant Secretary
Kristine Leston                              Assistant Secretary

*The principal business address of Mr. Bird is 544 Lakeview Parkway, Vernon Hills, Illinois 60061. The principal business address of Mr. Monie is 1776 American Heritage Drive, Jacksonville, Florida 32224. The principal business address of Mr. Wraith, Mr. Dahl and Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal business address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.


27. NUMBER OF CONTRACT OWNERS

Putnam Allstate Advisor Variable Annuity Contract:

As of August 1, 2003, there were 27,362 nonqualified contracts and 20,283 qualified contracts.

Allstate Advisor Variable Annuity Contract:

As of August 1, 2003, there were 962 nonqualified contracts and 1,791 qualified contracts.


29B. PRINCIPAL UNDERWRITER

The directors and officers of Allstate Distributors, L.L.C., the principal underwriter for the Separate Account, are as follows:

Name and Principal Business             Positions and Offices
Address* of Each Such Person            with Underwriter

J. Kevin McCarthy                   Chairman of the Board, Chief
                                    Executive Officer and Manager
Brent H. Hamann                     Executive Vice President, Secretary and Manager
John R. Hunter                      President, Broker Dealer Division and Manager
Robert A. Shore                     President, Financial Institutions Division
J. Eric Smith                       Executive Vice President and Chief Operations Officer
Karen C. Gardner                    Vice President
William Webb                        Treasurer
Joanne M. Derrig                    Assistant Vice President and Chief Privacy Officer
Maribel V. Gerstner                 Assistant Vice President and Compliance Officer
Emma M. Kalaidjian                  Assistant Secretary
Joseph P. Rath                      Assistant Secretary
Michael J. Velotta                  Assistant Secretary
Barry S. Paul                       Assistant Treasurer
James P. Zils                       Assistant Treasurer
Ron Johnson                         Executive Vice President
Eric Alstrin                        Sr. Vice President
DeeAnne Asplin                      Sr. Vice President
Eric L. Baldwin                     Sr. Vice President
Jason Bickler                       Sr. Vice President
Bill Borst                          Sr. Vice President
Jeff Churba                         Sr. Vice President
Russ Cobler                         Sr. Vice President
Evelyn Cooper                       Sr. Vice President
Albert Dal Porto                    Sr. Vice President
Gregg Ruvoli                        Sr. Vice President
Mike Scanlon                        Sr. Vice President
Ralph Schmidt                       Sr. Vice President
Andrea Schur                        Sr. Vice President
Rebecca Bates                       Vice President
Warren A. Blom                      Vice President
L. Andrea Barfield Bolger           Vice President
Eugene Bolinsky                     Vice President
P.J. Bonfilio                       Vice President
Henry Conkle                        Vice President
Brian Connelly                      Vice President
John DeGeronimo                     Vice President
Diane Donnelly                      Vice President
Russ Ergood                         Vice President
Don Gross                           Vice President
Bill Houston                        Vice President
Lyn Jordan                          Vice President
Gwenn Kessler                       Vice President
George Knox                         Vice President
Don Lanham                          Vice President
Stephen A. Lipker                   Vice President
Josh Lutzker                        Vice President
Thomas Mahoney                      Vice President
Barbara Marsh                       Vice President
David McHugh                        Vice President
Jeff Mount                          Vice President
Greg Mudd                           Vice President
John C. Mueting                     Vice President
Larry Nisenson                      Vice President
Karen K.M. Norrman                  Vice President
Shane O'Brien                       Vice President
David Onan                          Vice President
Jeff Osterman                       Vice President
Ken Rapp                            Vice President
Bob Riley                           Vice President
Merritt Schoff                      Vice President
Anne Serrato                        Vice President
Troy V. Simmons                     Vice President
Deanna Smith                        Vice President
Stu Smith                           Vice President
David Veale                         Vice President
Brian J. Wood                       Vice President
Amy C. Floyd                        Assistant Vice President

*The principal business address of the forgoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062.


32. UNDERTAKINGS

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


34. REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts. Allstate Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate Life to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically scribed in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life Insurance Company Separate Account A, has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 14th day of August, 2003.


               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)

                       BY: ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                       By: /s/ Michael J. Velotta
                           ----------------------------
                               Michael J. Velotta
                               Senior Vice President, Secretary and
                                  General Counsel


As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on the 14th day of August, 2003.



*/CASEY J. SYLLA                    Chairman of the Board, President
- -----------------------                    and Director
Casey J. Sylla                               (Principal Executive Officer)


/s/MICHAEL J. VELOTTA               Senior Vice President, Secretary,
- ---------------------                      General Counsel and Director
Michael J. Velotta


*/STEVEN E. SHEBIK                  Senior Vice President, Chief
- ---------------------                      Financial Officer and Director
Steven E. Shebik                             (Principal Financial Officer)


*/ERIC A. SIMONSON                  Senior Vice President, Chief
- ----------------                           Investment Officer and Director
Eric A. Simonson


*/SAMUEL H. PILCH                   Group Vice President and Controller
- ------------------                         (Principal Accounting Officer)
Samuel H. Pilch


*/DAVID A. BIRD                     Senior Vice President and Director
- ----------------------
David A. Bird


*/MARGARET G. DYER                  Senior Vice President and Director
- -----------------
Margaret G. Dyer


*/MARLA G. FRIEDMAN                 Senior Vice President and Director
- -------------------
Marla G. Friedman


*/DANNY L. HALE                     Director
- -----------------
Danny L. Hale


*/EDWARD M. LIDDY                   Director
- ----------------
Edward M. Liddy


*/JOHN C. LOUNDS                    Senior Vice President and Director
- -----------------
John C. Lounds


*/J. KEVIN MCCARTHY                 Senior Vice President and Director
- ----------------
J. Kevin McCarthy


*/ROBERT W. PIKE                    Director
- ----------------
Robert W. Pike


*/KEVIN R. SLAWIN                   Senior Vice President and Director
- ----------------
Kevin R. Slawin


*/THOMAS J. WILSON, II              Director
- -----------------------
Thomas J. Wilson, II


*/ By Michael J. Velotta, pursuant to Power of Attorney previously filed.

Exhibit Index

(4)(u)   Form of TrueReturn Accumulation Benefit Rider

(5)(d)   Form of Application for Allstate Advisor Contracts

(9)(i) Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered

(10)(a)  Independent Auditors' Consent

(10)(b)  Consent of Foley & Lardner

(13)(e)  Performance Data Calculations